UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

April 30, 2015

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

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Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  youtube.com/CTinvestUS
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■  linkedin.com/company/columbia-threadneedle-investments-us
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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Approval of Investment Management Services Agreement	37
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.21% excluding sales charges for the 12-month period that ended April 30, 2015. Class Z shares of the Fund returned 3.47% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period.

■  The Fund's yield curve positioning was the largest factor in its underperformance.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/05/89
Excluding sales charges		3.21	3.25	3.51
Including sales charges		0.14	2.63	3.19
Class B	06/07/93
Excluding sales charges		2.35	2.48	2.74
Including sales charges		-0.65	2.48	2.74
Class C	06/17/92
Excluding sales charges		2.35	2.48	2.73
Including sales charges		1.35	2.48	2.73
Class R4*	03/19/13	3.47	3.50	3.76
Class Z	09/20/89	3.47	3.51	3.76
Barclays 3-15 Year Blend Municipal Bond Index		3.76	4.35	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Virginia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2015)
AAA rating	17.8
AA rating	51.1
A rating	18.8
BBB rating	8.0
B rating	0.4
Not rated	3.9
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.21% excluding sales charges. Class Z shares of the Fund returned 3.47% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period. The Fund's yield curve positioning was the largest factor in its underperformance.

Market Overview

The U.S. municipal bond market generated positive performance during the past 12 months, with intermediate- and longer term debt generating the best results. While short-term bonds were pressured by the possibility that the U.S. Federal Reserve may begin to increase interest rates before the end of 2015, longer term issues were aided by the environment of slow growth, low inflation and investors' continued search for yield. Lower rated investment-grade bonds — those rated A and BBB — delivered the best returns and soundly outperformed high-rated AAA debt. On a sector basis, hospital and transportation issues outperformed. State and local general obligation bonds, which tend to be higher quality, lagged the returns of revenue bonds during the period.

Beginning in the fourth quarter of 2014, the supply of new municipal issues began to increase. The number of current and advanced refundings jumped considerably, and that trend continued into 2015 as issuers took advantage of lower rates to refinance older, higher yielding bonds. This is positive for issuers' credit outlook, as it allows them to reduce their interest costs. For bond holders, however, the refundings often cause higher yielding bonds to be called away from their portfolios, with the proceeds needing to be reinvested in lower yielding securities. Supply expectations for 2015 had risen to $400 billion by the close of the period, with the largest increase in refunding volume. On the demand side, continued flows into municipal bond funds provided firm support for the market throughout the past year.

Virginia Underperformed the National Municipal Market

The Virginia economy accelerated during the past 12 months, but at a rate well below the national average. The state has been hit hard by federal budget cuts, and while this is fading as a factor, uncertainty regarding the budget outlook continues to hamper growth and restrict both employment gains and average hourly earnings. In addition, population growth has been weak and the commercial property market has lagged the rest of the country due to reduced spending by federal contractors. Trade has been a positive factor, though much of the benefit has been a result of the West Coast port strike. Virginia's longer term outlook remains positive, as the state offers a business-friendly environment, but recent economic performance has been sub-par nonetheless.

Virginia's municipal bond market underperformed during the period due to the higher credit quality of local and state general obligation bonds. Virginia's debt is AAA rated, and many of the large municipalities are rated AA2 or higher. At a time in which lower quality bonds outperformed, Virginia's higher credit quality was a headwind to relative performance.

Annual Report 2015
4

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

The Fund underperformed its benchmark during the 12-month period. We had a neutral duration positioning relative to the benchmark, meaning that its interest-rate sensitivity was approximately the same. The Fund also had more exposure to shorter maturities, which was a detractor from performance given that longer term issues delivered the best results. We did have an overweight position in the eight- to 12-year maturity range, which generated solid results and outperformed the broader market. The Fund was slightly underweight in the 12- to 17-year range, which outperformed, but it made up for some of the resulting shortfall through its exposure to bonds with maturities of 17 years and up.

In terms of credit quality, the Fund had a slightly higher weighting in AAA rated bonds than the benchmark. At a time in which lower quality market segments produced the strongest results, AAA bonds proved to be the weakest credit tier in the market. On the plus side, the Fund held an overweight position in A rated bonds, and our individual holdings outperformed the A rated bonds within the benchmark. Our positions in BBB rated bonds also performed very well during the period.

The Fund's positions in electric revenue and hospital issues outperformed, and transportation and special tax were also solid contributors. Water & sewer issues, which are a small component of the portfolio, lagged the overall market.

Sweet Briar College, in which the Fund had a small investment, announced it will be closing at the end of this term. The announcement came as somewhat of a surprise to the market given the college's overall financial status, but the administrators felt the declining enrollment, coupled with sizable growth in tuition discounts, decreased revenues to a level that made the school less viable in the future. We will continue to monitor the situation at Sweet Briar. Overall, we remain cautious with schools such as Sweet Briar, as we do not feel the yields adequately compensate investors for the risks.

Fund Positioning

Going forward, we currently intend to take a cautious stance on interest rates by maintaining a roughly neutral duration. Our overall quality positioning, along with the purchases we made during the period, continued to emphasize A and BBB rated issues for the additional income they offer. While yield spreads in these credit tiers have tightened considerably (meaning that investors are being paid less for the associated risks), we believe they still offer the most compelling relative value. Given the steep yield curve, we see value at this time in bonds maturing in the seven- to 12-year range.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
5

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.70	1,020.78	4.03	4.06	0.81
Class B	1,000.00	1,000.00	1,002.10	1,017.06	7.74	7.80	1.56
Class C	1,000.00	1,000.00	1,002.10	1,017.06	7.74	7.80	1.56
Class R4	1,000.00	1,000.00	1,007.10	1,022.02	2.79	2.81	0.56
Class Z	1,000.00	1,000.00	1,008.00	1,022.02	2.79	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 6.2%
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2010F-1 10/01/21	5.000%	1,000,000	1,184,510
Revenue Bonds Series 2009B 10/01/21	5.000%	3,000,000	3,452,400
Series 2009C 10/01/23	5.000%	3,000,000	3,362,370
Series 2010A 10/01/23	5.000%	2,475,000	2,896,443
10/01/27	5.000%	1,515,000	1,747,507
Norfolk Airport Authority Refunding Revenue Bonds Series 2011 (AGM) 07/01/24	5.000%	1,000,000	1,145,470
Total			13,788,700
HIGHER EDUCATION 7.5%
Amherst Industrial Development Authority Refunding Revenue Bonds Educational Facilities Sweet Briar Institute Series 2006 09/01/26	5.000%	1,000,000	983,800
Lexington Industrial Development Authority Revenue Bonds VMI Development Board, Inc. Project Series 2006A(a) 12/01/20	5.000%	1,400,000	1,662,010
Virginia College Building Authority Refunding Revenue Bonds University of Richmond Project Series 2011A 03/01/22	5.000%	1,245,000	1,482,870
Series 2011B 03/01/21	5.000%	2,250,000	2,666,880
Revenue Bonds Liberty University Projects Series 2010 03/01/19	5.000%	1,000,000	1,141,390
03/01/22	5.000%	1,455,000	1,681,645
03/01/23	5.000%	2,000,000	2,306,340
Roanoke College Series 2007 04/01/23	5.000%	1,000,000	1,077,530
Washington & Lee University Project Series 1998 (NPFGC) 01/01/26	5.250%	3,115,000	3,814,131
Total			16,816,596

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HOSPITAL 9.5%
Augusta County Economic Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/19	5.250%	905,000	1,043,221
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993 08/15/19	5.250%	1,000,000	1,105,120
Series 1993I (NPFGC) 08/15/19	5.250%	1,000,000	1,086,650
Revenue Bonds Inova Health System Series 2009C 05/15/25	5.000%	1,000,000	1,137,500
Fredericksburg Economic Development Authority Refunding Revenue Bonds MediCorp Health Systems Obligation Series 2007 06/15/18	5.250%	1,000,000	1,089,630
06/15/20	5.250%	4,000,000	4,486,680
Norfolk Economic Development Authority Refunding Revenue Bonds Sentara Healthcare Series 2012B 11/01/27	5.000%	1,735,000	1,981,804
Roanoke Economic Development Authority Refunding Revenue Bonds Carilion Clinic Obligation Group Series 2010 07/01/25	5.000%	3,500,000	3,949,820
Revenue Bonds Carilion Clinic Obligation Group Series 2012 07/01/22	5.000%	2,000,000	2,347,080
07/01/23	5.000%	1,000,000	1,162,790
Virginia Small Business Financing Authority Revenue Bonds Wellmont Health System Project Series 2007A 09/01/22	5.125%	710,000	753,012
Winchester Economic Development Authority Revenue Bonds Valley Health System Obligation Group Series 2007 01/01/26	5.000%	1,170,000	1,243,452
Total			21,386,759

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
INVESTOR OWNED 1.0%
Chesterfield County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Co. Series 2009A 05/01/23	5.000%	2,000,000	2,284,760
LOCAL APPROPRIATION 4.8%
Appomattox County Economic Development Authority Refunding Revenue Bonds Series 2010 05/01/22	5.000%	1,490,000	1,684,385
Fairfax County Economic Development Authority Revenue Bonds Six Public Facilities Projects Series 2010 04/01/24	4.000%	1,340,000	1,426,966
Henrico County Economic Development Authority Refunding Revenue Bonds Series 2009B 08/01/21	4.500%	1,770,000	1,984,683
James City County Economic Development Authority Revenue Bonds Public Facilities Projects Series 2006 (AGM) 06/15/23	5.000%	2,000,000	2,159,220
Loudoun County Economic Development Authority Revenue Bonds Series 2015 12/01/28	5.000%	1,035,000	1,218,102
Montgomery County Industrial Development Authority Revenue Bonds Public Projects Series 2008 02/01/29	5.000%	1,000,000	1,088,560
Prince William County Industrial Development Authority Refunding Revenue Bonds ATCC Project Series 2005 02/01/17	5.250%	1,115,000	1,206,096
Total			10,768,012
LOCAL GENERAL OBLIGATION 13.9%
City of Hampton Limited General Obligation Refunding & Public Improvement Bonds Series 2010A 01/15/19	4.000%	2,000,000	2,202,900
City of Lynchburg Unlimited General Obligation Public Improvement Bonds Series 2009A 08/01/20	5.000%	525,000	606,380
08/01/21	5.000%	530,000	609,574

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Manassas Park Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 01/01/22	5.000%	1,205,000	1,324,259
City of Manassas Unlimited General Obligation Refunding Bonds Series 2014C 07/01/25	5.000%	2,000,000	2,461,760
City of Newport News Unlimited General Obligation Refunding & Improvement Bonds Water Series 2007B 07/01/20	5.250%	2,000,000	2,380,480
Unlimited General Obligation Refunding Bonds Series 2006B 02/01/18	5.250%	3,030,000	3,386,904
City of Portsmouth Unlimited General Obligation Refunding Bonds Public Utilities Series 2012A 07/15/21	5.000%	3,000,000	3,593,460
City of Richmond Unlimited General Obligation Public Improvement Bonds Series 2010D 07/15/22	5.000%	575,000	677,310
07/15/24	5.000%	1,000,000	1,173,320
City of Suffolk Unlimited General Obligation Refunding Bonds Series 2014 02/01/29	4.000%	2,000,000	2,180,220
City of Virginia Beach Unlimited General Obligation Refunding & Public Improvement Bonds Series 2004B 05/01/17	5.000%	1,000,000	1,067,780
County of Arlington Unlimited General Obligation Refunding Bonds Public Improvement Series 2006 08/01/17	5.000%	2,400,000	2,540,496
County of Pittsylvania Unlimited General Obligation Bonds Series 2008B 02/01/23	5.500%	1,030,000	1,181,348
County of Smyth Unlimited General Obligation Bonds Public Improvement Series 2011A 11/01/31	5.000%	4,000,000	4,469,440

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Leesburg Unlimited General Obligation Refunding Bonds Series 2006B 09/15/17	5.000%	1,145,000	1,260,645
Total			31,116,276
OTHER BOND ISSUE 0.7%
Virginia Beach Development Authority Revenue Bonds Series 2010C 08/01/23	5.000%	1,380,000	1,603,422
POOL/BOND BANK 14.4%
Virginia Public School Authority Refunding Revenue Bonds School Financing Series 2009C 08/01/25	4.000%	2,560,000	2,741,478
School Financing 1997 Resolution Series 2004C 08/01/16	5.000%	3,500,000	3,702,755
Virginia Resources Authority Refunding Revenue Bonds Revolving Fund Series 2011A 08/01/24	5.000%	1,395,000	1,612,188
Series 2015 10/01/27	5.000%	1,500,000	1,841,310
State Revolving Fund Subordinated Series 2005 10/01/19	5.500%	4,000,000	4,726,720
10/01/20	5.500%	3,500,000	4,247,880
10/01/21	5.500%	6,475,000	8,013,007
Unrefunded Revenue Bonds Series 2009B 11/01/18	4.000%	3,870,000	4,261,063
St. Moral Series 2009B 11/01/18	4.000%	965,000	1,059,821
Total			32,206,222
REFUNDED/ESCROWED 12.0%
City of Newport News Prerefunded 07/01/20 Unlimited General Obligation Improvement Bonds Series 2011A 07/01/23	5.000%	1,380,000	1,627,655
City of Portsmouth Unlimited General Obligation Refunding Bonds Series 2006A Escrowed to Maturity (NPFGC) 07/01/16	5.000%	340,000	358,598
07/01/16	5.000%	660,000	696,102

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Fairfax Prerefunded 04/01/21 Unlimited General Obligation Refunding Bonds Public Improvement Series 2011A 04/01/24	4.000%	2,000,000	2,276,760
County of Henrico Prerefunded 12/01/18 Unlimited General Obligation Public Improvement Bonds Series 2008A 12/01/21	5.000%	1,000,000	1,138,580
County of Prince William Prerefunded 09/01/16 Certificate of Participation Prince William County Facilities Series 2006A (AMBAC) 09/01/17	5.000%	800,000	849,272
09/01/21	5.000%	1,625,000	1,725,084
Hampton Roads Sanitation District Prerefunded 04/01/18 Revenue Bonds Series 2008 04/01/22	5.000%	1,000,000	1,117,110
04/01/24	5.000%	3,000,000	3,351,330
Prerefunded 11/01/19 Revenue Bonds Series 2011 11/01/24	5.000%	1,750,000	2,036,965
11/01/25	5.000%	1,380,000	1,606,292
New Kent County Economic Development Authority Prerefunded 02/01/17 Revenue Bonds School & Governmental Projects Series 2006 (AGM) 02/01/21	5.000%	2,075,000	2,231,642
Newport News Economic Development Authority Prerefunded 01/15/16 Revenue Bonds Series 2005A 01/15/23	5.250%	1,510,000	1,562,835
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 Escrowed to Maturity (NPFGC) 07/15/17	5.250%	420,000	442,966
Virginia Resources Authority Prerefunded 10/01/18 Revenue Bonds State Revolving Fund Subordinated Series 2008 10/01/29	5.000%	5,000,000	5,658,850
Prerefunded Revenue Bonds Series 2009B Escrowed to Maturity 11/01/18	4.000%	130,000	143,043
St. Moral Series 2009B Escrowed to Maturity 11/01/18	4.000%	35,000	38,511
Total			26,861,595

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 4.2%
Albermarle County Economic Development Authority Revenue Bonds Westminster-Canterbury of the Blue Ridge Series 2012 01/01/32	4.625%	2,000,000	2,034,120
Fairfax County Economic Development Authority Refunding Revenue Bonds Retirement-Greenspring Village, Inc. Series 2006A 10/01/26	4.750%	2,000,000	2,043,120
Revenue Bonds Goodwin House, Inc. Series 2007 10/01/22	5.000%	2,500,000	2,662,950
Hanover County Economic Development Authority Revenue Bonds Covenant Woods Series 2012A 07/01/22	4.000%	1,320,000	1,346,347
Henrico County Economic Development Authority Refunding Revenue Bonds Westminster-Canterbury Corp. Series 2015 10/01/35	4.000%	1,320,000	1,256,152
Total			9,342,689
SALES TAX 1.0%
Northern Virginia Transportation Authority Revenue Bonds Series 2014 06/01/32	5.000%	2,000,000	2,328,120
SPECIAL NON PROPERTY TAX 7.7%
Greater Richmond Convention Center Authority Refunding Revenue Bonds Series 2005 (NPFGC) 06/15/25	5.000%	2,000,000	2,011,660
Series 2015 06/15/29	5.000%	1,350,000	1,562,490
06/15/30	5.000%	1,540,000	1,769,445
Riverside Regional Jail Authority Refunding Revenue Bonds Series 2015 07/01/28	5.000%	2,685,000	3,174,529
Shops at White Oak Village Community Development Authority (The) Special Assessment Bonds Series 2007 03/01/17	5.300%	888,000	927,507

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	850,000	936,904
Virgin Islands Public Finance Authority(b) Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,450,000	2,755,931
Series 2012-A 10/01/32	5.000%	2,210,000	2,405,320
Western Regional Jail Authority Refunding Revenue Bonds Series 2015(c) 12/01/27	5.000%	1,500,000	1,804,155
Total			17,347,941
SPECIAL PROPERTY TAX 5.5%
Dulles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/23	4.000%	1,000,000	990,670
Fairfax County Economic Development Authority Special Tax Bonds Silver Line Phase I Project Series 2011 04/01/19	5.000%	3,000,000	3,417,870
04/01/26	5.000%	4,185,000	4,808,481
Marquis Community Development Authority of York County(d)(e) Tax Allocation Bonds Series 2007C 09/01/41	0.000%	3,164,000	423,976
Marquis Community Development Authority of York County(e) Tax Allocation Bonds Series 2007B 09/01/41	5.625%	2,084,000	1,883,374
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/25	5.000%	690,000	724,562
Total			12,248,933
TRANSPORTATION 1.5%
Virginia Commonwealth Transportation Board Revenue Bonds Capital Projects Series 2012 05/15/29	5.000%	3,000,000	3,439,740

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TURNPIKE/BRIDGE/TOLL ROAD 4.9%
Chesapeake Bay Bridge & Tunnel District Refunding Revenue Bonds General Resolution Series 1998 (NPFGC) 07/01/25	5.500%	4,000,000	4,717,000
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/23	5.000%	1,025,000	1,167,669
07/15/27	5.000%	1,000,000	1,074,500
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM)(d) 10/01/23	0.000%	5,000,000	3,775,300
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC) 07/15/17	5.250%	225,000	235,105
Total			10,969,574
WATER & SEWER 3.6%
City of Newport News Water Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,035,000	1,124,796

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Norfolk Water Refunding Revenue Bonds Series 2012 11/01/19	5.000%	1,000,000	1,159,540
City of Richmond Revenue Bonds Series 2007 (AGM) 01/15/21	4.500%	1,000,000	1,062,170
County of Spotsylvania Water & Sewer Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,030,000	1,119,929
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B 04/01/19	5.250%	1,835,000	2,120,985
Upper Occoquan Sewage Authority Revenue Bonds Series 1995A (NPFGC) 07/01/20	5.150%	1,295,000	1,453,068
Total			8,040,488
Total Municipal Bonds (Cost: $206,174,310)			220,549,827
Total Investments (Cost: $206,174,310)			220,549,827
Other Assets & Liabilities, Net			3,636,678
Net Assets			224,186,505

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $6,098,155 or 2.72% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Zero coupon bond.

(e)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2015 was $2,307,350, which represents 1.03% of net assets. Information concerning such security holdings at April 30, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007B 09/01/41 5.625%	11/30/07	2,084,000
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007C 09/01/41 0.000%	11/30/07	882,663

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	220,549,827	—	220,549,827
Total Bonds	—	220,549,827	—	220,549,827
Total	—	220,549,827	—	220,549,827

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $206,174,310)	$220,549,827
Cash	3,831,485
Receivable for:
Capital shares sold	151,126
Interest	2,256,167
Expense reimbursement due from Investment Manager	900
Prepaid expenses	728
Total assets	226,790,233
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,808,325
Capital shares purchased	54,575
Dividend distributions to shareholders	540,834
Investment management fees	2,462
Distribution and/or service fees	446
Transfer agent fees	39,292
Administration fees	431
Compensation of board members	125,985
Other expenses	31,378
Total liabilities	2,603,728
Net assets applicable to outstanding capital stock	$224,186,505
Represented by
Paid-in capital	$208,599,495
Undistributed net investment income	822,052
Accumulated net realized gain	389,441
Unrealized appreciation (depreciation) on:
Investments	14,375,517
Total — representing net assets applicable to outstanding capital stock	$224,186,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$47,323,535
Shares outstanding	4,252,572
Net asset value per share	$11.13
Maximum offering price per share(a)	$11.47
Class B
Net assets	$13,824
Shares outstanding	1,242
Net asset value per share	$11.13
Class C
Net assets	$4,418,981
Shares outstanding	396,953
Net asset value per share	$11.13
Class R4
Net assets	$655,629
Shares outstanding	58,951
Net asset value per share	$11.12
Class Z
Net assets	$171,774,536
Shares outstanding	15,438,491
Net asset value per share	$11.13

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$86
Interest	8,151,176
Total income	8,151,262
Expenses:
Investment management fees	906,282
Distribution and/or service fees
Class A	118,485
Class B	159
Class C	40,606
Transfer agent fees
Class A	91,925
Class B	31
Class C	7,885
Class R4	1,118
Class Z	338,469
Administration fees	158,599
Compensation of board members	21,904
Custodian fees	2,343
Printing and postage fees	25,760
Registration fees	23,032
Professional fees	36,017
Other	10,828
Total expenses	1,783,443
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(355,377)
Expense reductions	(20)
Total net expenses	1,428,046
Net investment income	6,723,216
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	693,450
Net realized gain	693,450
Net change in unrealized appreciation (depreciation) on:
Investments	62,174
Net change in unrealized appreciation	62,174
Net realized and unrealized gain	755,624
Net increase in net assets resulting from operations	$7,478,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$6,723,216	$8,384,233
Net realized gain (loss)	693,450	(263,997)
Net change in unrealized appreciation (depreciation)	62,174	(12,235,891)
Net increase (decrease) in net assets resulting from operations	7,478,840	(4,115,655)
Distributions to shareholders
Net investment income
Class A	(1,321,460)	(1,412,916)
Class B	(324)	(487)
Class C	(82,606)	(94,734)
Class R4	(17,434)	(499)
Class Z	(5,301,392)	(6,879,789)
Net realized gains
Class A	(8,343)	(296,837)
Class B	(3)	(117)
Class C	(710)	(26,739)
Class R4	(120)	(15)
Class Z	(30,836)	(1,201,281)
Total distributions to shareholders	(6,763,228)	(9,913,414)
Decrease in net assets from capital stock activity	(5,282,696)	(98,997,385)
Total decrease in net assets	(4,567,084)	(113,026,454)
Net assets at beginning of year	228,753,589	341,780,043
Net assets at end of year	$224,186,505	$228,753,589
Undistributed net investment income	$822,052	$822,052

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	483,758	5,406,217	631,769	6,980,196
Distributions reinvested	63,844	714,560	74,024	814,424
Redemptions	(541,572)	(6,069,753)	(1,226,704)	(13,521,020)
Net increase (decrease)	6,030	51,024	(520,911)	(5,726,400)
Class B shares
Subscriptions	1	13	4	43
Distributions reinvested	28	314	49	544
Redemptions(a)	(394)	(4,411)	(2,550)	(28,434)
Net decrease	(365)	(4,084)	(2,497)	(27,847)
Class C shares
Subscriptions	86,090	963,758	43,250	479,174
Distributions reinvested	5,177	57,944	7,690	84,594
Redemptions	(58,671)	(656,965)	(171,876)	(1,897,990)
Net increase (decrease)	32,596	364,737	(120,936)	(1,334,222)
Class R4 shares
Subscriptions	98,421	1,094,475	6,690	73,716
Distributions reinvested	1,541	17,243	36	401
Redemptions	(47,956)	(532,480)	—	—
Net increase	52,006	579,238	6,726	74,117
Class Z shares
Subscriptions	1,816,960	20,329,214	1,434,444	15,949,872
Distributions reinvested	38,271	428,179	53,225	585,778
Redemptions	(2,418,718)	(27,031,004)	(9,855,070)	(108,518,683)
Net decrease	(563,487)	(6,273,611)	(8,367,401)	(91,983,033)
Total net decrease	(473,220)	(5,282,696)	(9,005,019)	(98,997,385)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.09		$11.54		$11.47		$11.38		$10.86		$10.94
Income from investment operations:
Net investment income	0.31		0.32		0.31		0.03		0.33		0.34
Net realized and unrealized gain (loss)	0.04		(0.39)		0.09		0.09		0.52		(0.08)
Total from investment operations	0.35		(0.07)		0.40		0.12		0.85		0.26
Less distributions to shareholders:
Net investment income	(0.31)		(0.31)		(0.31)		(0.03)		(0.33)		(0.34)
Net realized gains	(0.00	)(b)	(0.07)		(0.02)		—		—		—
Total distributions to shareholders	(0.31)		(0.38)		(0.33)		(0.03)		(0.33)		(0.34)
Net asset value, end of period	$11.13		$11.09		$11.54		$11.47		$11.38		$10.86
Total return	3.21%		(0.51%)		3.49%		1.06%		7.87%		2.40%
Ratios to average net assets(c)
Total gross expenses	0.97%		0.97%		0.95%		0.94	%(d)	0.98%		0.92%
Total net expenses(e)	0.81	%(f)	0.81	%(f)	0.80	%(f)	0.79	%(d)	0.79	%(f)	0.80	%(f)
Net investment income	2.79%		2.86%		2.68%		3.04	%(d)	2.92%		3.11%
Supplemental data
Net assets, end of period (in thousands)	$47,324		$47,113		$55,003		$54,025		$53,775		$51,196
Portfolio turnover	9%		2%		11%		0%		8%		14%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.10		$11.54		$11.48		$11.38		$10.86		$10.95
Income from investment operations:
Net investment income	0.23		0.23		0.22		0.02		0.25		0.26
Net realized and unrealized gain (loss)	0.03		(0.37)		0.08		0.10		0.51		(0.09)
Total from investment operations	0.26		(0.14)		0.30		0.12		0.76		0.17
Less distributions to shareholders:
Net investment income	(0.23)		(0.23)		(0.22)		(0.02)		(0.24)		(0.26)
Net realized gains	(0.00	)(b)	(0.07)		(0.02)		—		—		—
Total distributions to shareholders	(0.23)		(0.30)		(0.24)		(0.02)		(0.24)		(0.26)
Net asset value, end of period	$11.13		$11.10		$11.54		$11.48		$11.38		$10.86
Total return	2.35%		(1.16%)		2.62%		1.08%		7.06%		1.55%
Ratios to average net assets(c)
Total gross expenses	1.72%		1.71%		1.70%		1.69	%(d)	1.81%		1.67%
Total net expenses(e)	1.56	%(f)	1.56	%(f)	1.55	%(f)	1.54	%(d)	1.54	%(f)	1.55	%(f)
Net investment income	2.04%		2.08%		1.92%		2.29	%(d)	2.19%		2.34%
Supplemental data
Net assets, end of period (in thousands)	$14		$18		$47		$161		$182		$392
Portfolio turnover	9%		2%		11%		0%		8%		14%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.10		$11.54		$11.48		$11.38		$10.86		$10.95
Income from investment operations:
Net investment income	0.23		0.23		0.22		0.02		0.24		0.26
Net realized and unrealized gain (loss)	0.03		(0.37)		0.08		0.10		0.52		(0.09)
Total from investment operations	0.26		(0.14)		0.30		0.12		0.76		0.17
Less distributions to shareholders:
Net investment income	(0.23)		(0.23)		(0.22)		(0.02)		(0.24)		(0.26)
Net realized gains	(0.00	)(b)	(0.07)		(0.02)		—		—		—
Total distributions to shareholders	(0.23)		(0.30)		(0.24)		(0.02)		(0.24)		(0.26)
Net asset value, end of period	$11.13		$11.10		$11.54		$11.48		$11.38		$10.86
Total return	2.35%		(1.16%)		2.63%		1.08%		7.06%		1.54%
Ratios to average net assets(c)
Total gross expenses	1.72%		1.72%		1.70%		1.70	%(d)	1.73%		1.67%
Total net expenses(e)	1.56	%(f)	1.56	%(f)	1.55	%(f)	1.54	%(d)	1.54	%(f)	1.55	%(f)
Net investment income	2.03%		2.11%		1.93%		2.29	%(d)	2.15%		2.35%
Supplemental data
Net assets, end of period (in thousands)	$4,419		$4,044		$5,601		$4,694		$4,739		$3,544
Portfolio turnover	9%		2%		11%		0%		8%		14%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.08		$11.52		$11.43
Income from investment operations:
Net investment income	0.34		0.35		0.04
Net realized and unrealized gain (loss)	0.04		(0.38)		0.09
Total from investment operations	0.38		(0.03)		0.13
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.04)
Net realized gains	(0.00	)(b)	(0.07)		—
Total distributions to shareholders	(0.34)		(0.41)		(0.04)
Net asset value, end of period	$11.12		$11.08		$11.52
Total return	3.47%		(0.19%)		1.12%
Ratios to average net assets(c)
Total gross expenses	0.72%		0.72%		0.56	%(d)
Total net expenses(e)	0.56	%(f)	0.56	%(f)	0.52	%(d)
Net investment income	3.06%		3.18%		2.98	%(d)
Supplemental data
Net assets, end of period (in thousands)	$656		$77		$3
Portfolio turnover	9%		2%		11%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$11.09		$11.54		$11.47		$11.38		$10.85		$10.94
Income from investment operations:
Net investment income	0.34		0.34		0.34		0.03		0.35		0.37
Net realized and unrealized gain (loss)	0.04		(0.38)		0.08		0.09		0.53		(0.09)
Total from investment operations	0.38		(0.04)		0.42		0.12		0.88		0.28
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.33)		(0.03)		(0.35)		(0.37)
Net realized gains	(0.00	)(b)	(0.07)		(0.02)		—		—		—
Total distributions to shareholders	(0.34)		(0.41)		(0.35)		(0.03)		(0.35)		(0.37)
Net asset value, end of period	$11.13		$11.09		$11.54		$11.47		$11.38		$10.85
Total return	3.47%		(0.26%)		3.75%		1.08%		8.23%		2.56%
Ratios to average net assets(c)
Total gross expenses	0.72%		0.72%		0.70%		0.69	%(d)	0.73%		0.67%
Total net expenses(e)	0.56	%(f)	0.56	%(f)	0.55	%(f)	0.54	%(d)	0.54	%(f)	0.55	%(f)
Net investment income	3.04%		3.09%		2.93%		3.29	%(d)	3.16%		3.36%
Supplemental data
Net assets, end of period (in thousands)	$171,775		$177,502		$281,126		$308,836		$306,166		$264,505
Portfolio turnover	9%		2%		11%		0%		8%		14%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia AMT-Free Virginia Intermediate Muni Bond Fund (formerly known as Columbia Virginia Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective July 7, 2014, Columbia Virginia Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Virginia Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a

Annual Report 2015
24

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Annual Report 2015
25

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $1,484.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.20
Class C	0.19
Class R4	0.20
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service

Annual Report 2015
26

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $20,565 for Class A and $82 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$37,088	$42,435
Tax-exempt income	6,686,128	8,371,081
Long-term capital gains	40,012	1,499,898
Total	$6,763,228	$9,913,414

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	1,488,108
Undistributed long-term capital gains	389,441
Net unrealized appreciation	14,375,517

Annual Report 2015
27

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

At April 30, 2015, the cost of investments for federal income tax purposes was $206,174,310 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,196,882
Unrealized depreciation	(821,365)
Net unrealized appreciation	$14,375,517

For the year ended April 30, 2015, $263,997 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $19,701,882 and $23,842,586, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 79.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
29

COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free Virginia Intermediate Muni Bond Fund (formerly known as Columbia Virginia Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Virginia Intermediate Muni Bond Fund (formerly known as Columbia Virginia Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$450,926
Exempt-Interest Dividends	99.45%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Virginia Intermediate Muni Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
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COLUMBIA AMT-FREE VIRGINIA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia AMT-Free Virginia Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN239_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Approval of Investment Management Services Agreement	51
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Short Term Municipal Bond Fund (the Fund) Class A shares returned 0.22% excluding sales charges for the 12-month period that ended April 30, 2015. The Fund's Class Z shares returned 0.47% during the same time period.

■  The Fund's benchmark, the Barclays 1-3 Year Municipal Bond Index, returned 0.64% for the same 12 months.

■  The positive contributions of sector, credit quality and yield curve positioning overall were offset by the negative impact of exposure to select credits that were downgraded during the annual period.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/02/93
Excluding sales charges		0.22	0.89	2.06
Including sales charges		-0.82	0.69	1.96
Class B	10/12/93	-0.43	0.14	1.30
Class C	05/19/94
Excluding sales charges		-0.53	0.14	1.30
Including sales charges		-1.52	0.14	1.30
Class R4*	03/19/13	0.47	1.13	2.31
Class R5*	11/08/12	0.57	1.18	2.34
Class Z	10/07/93	0.47	1.15	2.32
Barclays 1-3 Year Municipal Bond Index		0.64	1.23	2.49

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Municipal Bond Index is an unmanaged index which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND
PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Catherine Stienstra

Anders Myhran, CFA*

*Effective April 15, 2015, Mr. Myhran was named a Portfolio Manager of the Fund.

Top Ten States (%) (at April 30, 2015)
New York	23.4
Illinois	11.5
California	6.7
Texas	6.1
New Jersey	5.7
Florida	4.4
Washington	4.3
Connecticut	4.1
Pennsylvania	3.7
Michigan	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 0.22% excluding sales charges. Class Z shares of the Fund returned 0.47% for the same time period. The Fund's benchmark, the Barclays 1-3 Year Municipal Bond Index, returned 0.64% for the 12 months. The positive contributions of sector, credit quality and yield curve positioning overall were offset by the negative impact of exposure to select credits that were downgraded during the annual period.

Short-Term Tax-Exempt Bond Market Advanced Modestly

The tax-exempt fixed-income market posted solid gains during the annual period, although the short-term end of the yield curve, or spectrum of maturities, was pressured and advanced only modestly. Yields on short-term maturities, i.e., five years and under, rose, even as yields on longer term maturities, i.e., ten years and more, declined. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) In turn, the municipal bond yield curve flattened.

Short-term municipal bond yields were volatile during the annual period. For example, the yield on the five-year AAA-rated municipal bond rose significantly in December 2014, then fell dramatically in January 2015 before rising again through the remaining months of the annual period. Such volatility was due primarily to anticipation of interest rate hikes by the Federal Reserve (the Fed) beginning sooner rather than later following the end of its quantitative easing program in October 2014. Also, as expected, the Fed removed a reference to being "patient" about raising rates from its policy statement in March 2015, giving it the flexibility to start raising rates in the upcoming months. However, its tone concerning the overall health of the economy was cautious, noting it must be reasonably confident inflation will move back toward its target before raising rates. This messaging caused further volatility in the short-term municipal bond market and heightened speculation regarding the timing of the Fed's first tightening move.

From a fundamental perspective, states saw greater revenue — topping pre-recession peaks — on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures taken, as state and local government spending remained constrained. Select negative credit stories made headlines, including the state of Illinois' pension and budgetary turmoil, Puerto Rico's multi-notch downgrade, Detroit's Chapter 9 bankruptcy filing and the state of New Jersey's multiple downgrades. However, such issues were not representative of the broad municipal bond market. There was momentum towards resolution in the Detroit bankruptcy case, and New York and California experienced rating upgrades. Overall default rates trended down. The technical, or supply and demand, landscape for the annual period overall also remained favorable. Supply on the national and state levels declined for much of the first half of the annual period before picking up toward the second half of the fiscal year. Year-to-date 2015 through April 30, approximately 50% of the new issue supply was due to refunding activity. For the same time period, demand, as evidenced by nearly $11.4 billion of municipal bond mutual fund inflows, was positive.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Exposure to New Jersey and Chicago Credits Hampered Returns

Detracting from Fund results was exposure to New Jersey state-appropriated bonds and Chicago credits, as these issues' spreads, or yield differentials to AAA-rated municipal bonds, widened. Chicago credits detracted from performance, as headlines around its local elections and failed attempts to implement a plan to stabilize its pension reform drove a downgrade by Moody's to Baa2 with a negative outlook. New Jersey was downgraded by Standard & Poor's and Fitch in September 2014 and Moody's in April 2015 due to ongoing structural imbalances, large and growing unfunded pension liability and above-average debt and other post-employment benefit liabilities. To a lesser extent, having an underweighted allocation to Puerto Rico bonds also detracted. While Puerto Rico credit was downgraded, its short-term bonds, most of which are insured, still outperformed the benchmark during the annual period.

Sector and Credit Quality Allocation Overall Boosted Results

The prerefunded sector, generally a higher quality sector, underperformed lower quality sectors during the annual period and the Fund benefited from its underweight allocation. Effective issue selection among the local general obligation, transportation, resource recovery and New York-based credit sectors contributed positively as well. In terms of credit quality, having overweight allocations to bonds rated A and BBB and to non-rated securities and underweighted allocations to bonds rated AAA and AA added value, as lower quality securities overall decidedly outperformed higher quality securities during the annual period.

The Fund also benefited from its yield curve positioning. The Fund had exposure to bonds with maturities of more than three years, which, although not part of the Barclays Index, contributed positively, as longer-dated maturities outperformed shorter-term maturities even within the short-term segment, i.e. one to five year range, of the municipal bond yield curve.

Fundamental Analysis Drove Portfolio Changes

The Fund began the annual period with a duration modestly longer than that of the benchmark. As the months progressed, we incrementally shortened the Fund's relative duration, usually in advance of Fed activity or other important economic data releases that had the potential to increase short-term rate volatility. Also, the Fund's barbell structure became less pronounced — becoming more overweight in bonds with maturities of one year and under and less overweight in bonds with longer maturities — as we allowed the barbell structure to drift in along with duration. At the same time, we reduced exposure to some higher quality, state general obligation positions in the three-year segment of the yield curve and sought lower quality four-year maturities to help build and maintain an income advantage. From a geographical perspective, we increased the Fund's allocation to Pennsylvania state and local general obligation bonds and reduced its exposure to New Jersey state-appropriated debt.

Quality Breakdown (%) (at April 30, 2015)
AAA rating	3.6
AA rating	29.9
A rating	47.2
BBB rating	4.9
Not rated	14.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund's income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for more information on these and other risks.

Looking Ahead

As we get closer to the Fed's first possible interest rate increase since the financial crisis, we expect to see a continuation of volatility in the short-term municipal bond market, with the potential for heightened and more frequent movements in yields. At the end of the annual period, the market was pricing in an initial move in the targeted federal funds rate for later this year, with gradual increases thereafter. While the risk to this consensus may be for the Fed to start moving sooner, we currently believe its tightening cycle will likely be slow and methodical by historical standards.

In an environment where rates are expected to shift gradually higher but with some uncertainty around timing, we intend to manage the fund's duration to remain neutral to modestly short compared to that of the benchmark. We also currently intend to maintain the fund's overweight to lower quality investment-grade credits. We expect at this time to maintain the fund's barbell maturity profile as a strategy to mitigate volatility risk as well as to seek to take advantage of potentially higher short-term rates going forward. Finally, we currently intend to continue to seek yield one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue. As always, the fund's emphasis remains on seeking current income exempt from federal income tax, consistent with minimal fluctuation of principal.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,021.17	3.62	3.66	0.73
Class B	1,000.00	1,000.00	996.20	1,017.46	7.33	7.40	1.48
Class C	1,000.00	1,000.00	995.30	1,017.46	7.32	7.40	1.48
Class R4	1,000.00	1,000.00	1,000.20	1,022.41	2.38	2.41	0.48
Class R5	1,000.00	1,000.00	1,000.70	1,022.91	1.89	1.91	0.38
Class Z	1,000.00	1,000.00	1,000.20	1,022.41	2.38	2.41	0.48

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 82.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 0.7%
Alabama 21st Century Authority Revenue Bonds Series 2012A 06/01/18	5.000%	1,250,000	1,388,775
Alabama Public School & College Authority Refunding Revenue Bonds Pool Series 2012A 03/01/18	5.000%	7,510,000	8,362,911
Auburn University Revenue Bonds Series 2012A 06/01/16	5.000%	3,000,000	3,151,740
Total			12,903,426
ALASKA 0.9%
Alaska Industrial Development & Export Authority Refunding Revenue Bonds Revolving Fund Series 2010A 04/01/16	5.000%	2,500,000	2,606,975
City of Valdez Refunding Revenue Bonds BP Pipelines, Inc. Project Series 2003 01/01/16	5.000%	9,200,000	9,479,404
Municipality of Anchorage Unlimited General Obligation Refunding Bonds General Purpose Series 2014B 09/01/19	5.000%	3,645,000	4,220,582
Total			16,306,961
ARIZONA 1.2%
Arizona School Facilities Board Certificate of Participation Series 2008 09/01/18	5.750%	5,935,000	6,815,279
Refunding Certificate of Participation Series 2013A-1 09/01/16	4.000%	1,500,000	1,571,310
Arizona Transportation Board Refunding Revenue Bonds Series 2014 07/01/19	5.000%	4,250,000	4,901,058
City of Glendale Limited General Obligation Refunding Bonds Series 2015 (AGM) 07/01/19	4.000%	1,350,000	1,473,309

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Pima Sewer System Revenue Bonds Series 2012A 07/01/16	3.000%	450,000	464,013
07/01/16	4.000%	500,000	521,400
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A 07/01/18	5.000%	1,845,000	1,994,242
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM) 10/01/15	5.000%	5,000,000	5,100,800
Refunding Certificate of Participation Department of Administration Series 2013B 10/01/15	4.000%	200,000	203,100
10/01/16	5.000%	175,000	185,633
Total			23,230,144
CALIFORNIA 6.0%
Brea Redevelopment Agency Refunding Tax Allocation Bonds Redevelopment Project Series 2013 08/01/17	5.000%	950,000	1,040,820
08/01/18	5.000%	995,000	1,117,773
California Health Facilities Financing Authority Revenue Bonds St. Joseph Health Systems Series 2013B(a) 07/01/43	5.000%	4,000,000	4,418,920
California State Public Works Board Refunding Revenue Bonds Department of Corrections Series 2012 06/01/15	5.000%	2,080,000	2,088,849
Richmond Laboratory Project Series 2012 11/01/15	4.000%	2,035,000	2,074,683
Series 2014G 01/01/19	5.000%	13,500,000	15,304,680
Revenue Bonds Various Capital Projects Series 2011A 10/01/16	4.000%	2,000,000	2,101,640
Series 2013I 11/01/17	5.000%	750,000	827,355
Subordinated Series 2010A-1 03/01/16	5.000%	1,325,000	1,377,656

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of San Jose Airport Revenue Bonds Series 2007A (AMBAC) AMT(b) 03/01/17	5.000%	5,415,000	5,826,648
County of Sacramento Revenue Bonds GNMA Mortgage Issue Series 1998A Escrowed to Maturity AMT(b) 07/01/16	8.000%	12,810,000	13,946,247
Glendale Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Central Glendale Redevelopment Subordinated Series 2013 (AGM) 12/01/15	3.000%	1,000,000	1,016,390
12/01/16	4.000%	1,000,000	1,054,780
12/01/17	4.000%	1,235,000	1,332,738
Northern California Power Agency Revenue Bonds Series 2010A 07/01/15	4.000%	1,355,000	1,363,902
Oakland Redevelopment Successor Agency Refunding Tax Allocation Bonds Subordinated Series 2013 09/01/15	5.000%	4,500,000	4,571,595
09/01/16	5.000%	3,300,000	3,495,294
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2012 Series 2013 08/01/15	4.000%	1,470,000	1,481,819
Sacramento City Financing Authority Refunding Revenue Bonds EPA Building Series 2013A 05/01/15	4.000%	1,250,000	1,250,140
05/01/16	4.000%	750,000	778,305
State of California Unlimited General Obligation Bonds Various Purpose Series 2011 10/01/16	5.000%	10,000,000	10,657,700
Series 2013 02/01/18	5.000%	10,000,000	11,128,000
02/01/19	5.000%	6,650,000	7,577,874
Series 2014 10/01/18	5.000%	5,000,000	5,672,400
10/01/19	5.000%	8,460,000	9,798,034
Total			111,304,242

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
COLORADO 0.7%
Denver Urban Renewal Authority Tax Allocation Bonds Stapleton Senior Series 2013A-1 12/01/15	5.000%	1,670,000	1,715,407
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC)(c) 09/01/16	0.000%	4,460,000	4,382,441
Regional Transportation District Certificate of Participation Series 2010A 06/01/15	5.000%	1,420,000	1,425,982
06/01/16	5.000%	2,010,000	2,111,364
Refunding Certificate of Participation Series 2013A 06/01/16	5.000%	3,045,000	3,198,559
Total			12,833,753
CONNECTICUT 3.0%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2012B 08/15/15	4.000%	2,500,000	2,527,625
08/15/17	5.000%	5,000,000	5,458,000
City of New Haven Unlimited General Obligation Bonds Series 2013A 08/01/15	5.000%	3,135,000	3,170,896
Unlimited General Obligation Refunding Bonds Series 2006 (AMBAC) 11/01/15	5.000%	2,325,000	2,377,313
Connecticut Housing Finance Authority Refunding Revenue Bonds Series 2014 11/15/44	4.000%	4,750,000	5,124,537
Revenue Bonds Subordinated Series 2012D-1 11/15/15	1.200%	3,710,000	3,726,843
State of Connecticut Unlimited General Obligation Refunding Bonds Series 2014C 12/15/18	5.000%	5,200,000	5,888,168
Series 2014H 11/15/19	5.000%	13,500,000	15,583,050
State of Connecticut(a) Unlimited General Obligation Bonds Series 2011A 05/15/15	0.610%	11,265,000	11,266,745
Total			55,123,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISTRICT OF COLUMBIA 0.3%
District of Columbia Prerefunded 01/01/16 Certificate of Participation Series 2006 (NPFGC) 01/01/17	5.250%	5,925,000	6,121,355
FLORIDA 4.3%
Citizens Property Insurance Corp. Revenue Bonds High Risk Senior Secured Series 2010A-1 06/01/15	5.000%	13,750,000	13,807,921
Series 2010A-1 (AGM) 06/01/15	5.000%	6,155,000	6,180,928
Senior Secured Series 2012A-1 06/01/17	5.000%	15,000,000	16,287,000
City of Jacksonville Refunding Revenue Bonds Better Jacksonville Series 2012 10/01/17	5.000%	2,000,000	2,200,340
Series 2012C 10/01/15	5.000%	1,000,000	1,020,310
City of Tampa Revenue Bonds Baycare Health Systems Series 2010 11/15/16	5.000%	2,000,000	2,139,800
Florida Department of Environmental Protection Refunding Revenue Bonds Florida Forever Series 2012A 07/01/16	4.000%	13,915,000	14,510,562
Florida HomeLoan Corp. Revenue Bonds Homeowner Mortgage Special Program Series 2010A (GNMA/FNMA/FHLMC) 07/01/28	5.000%	1,775,000	1,886,310
Florida Municipal Loan Council Revenue Bonds 9B Design-Build-Finance Project Series 2012 08/15/16	1.750%	9,250,000	9,349,715
Miami-Dade County School Board Foundation, Inc. Refunding Certificate of Participation Series 2015A 05/01/19	5.000%	2,000,000	2,274,620
Pasco County School Board Revenue Bonds Series 2013 10/01/18	5.000%	1,000,000	1,125,660

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation Bonds Series 2014A-2(d) 03/01/16	4.000%	2,000,000	2,044,400
St. Johns County School Board Refunding Certificate of Participation Series 2015 07/01/19	5.000%	1,000,000	1,143,980
07/01/20	5.000%	2,000,000	2,323,120
St. Johns River Power Park Refunding Revenue Bonds Issue 2 Series 2011-23 10/01/17	5.000%	3,000,000	3,302,040
Total			79,596,706
GEORGIA 1.0%
Burke County Development Authority Revenue Bonds Georgia Power Co. Plant Vogtle Project Series 2012(a) 11/01/48	1.550%	5,000,000	5,043,550
City of Atlanta Department of Aviation Refunding Revenue Bonds General Series 2011A 01/01/19	5.000%	4,000,000	4,536,280
Floyd County Development Authority Revenue Bonds Georgia Power Company Plant Hammond Project Series 2012(a) 07/01/22	0.850%	4,750,000	4,759,262
Municipal Electric Authority of Georgia Revenue Bonds Combined Cycle Project Series 2012A 11/01/15	4.000%	3,045,000	3,104,317
Unrefunded Revenue Bonds Series 1998Y (AGM) 01/01/17	6.500%	1,605,000	1,692,071
Total			19,135,480
GUAM 0.1%
Antonio B. Won Pat International Airport Authority Revenue Bonds General Series 2013C AMT(b)(e) 10/01/15	4.000%	1,000,000	1,014,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HAWAII 0.2%
State of Hawaii Unlimited General Obligation Series 2014 EO 08/01/19	5.000%	3,000,000	3,462,180
ILLINOIS 11.3%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Series 2004A (NPFGC) 12/01/15	5.000%	1,700,000	1,701,360
Series 2010F 12/01/15	5.000%	2,000,000	2,027,100
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2004B (AMBAC) 01/01/18	5.000%	5,120,000	5,140,787
Chicago O'Hare International Airport Revenue Bonds General 3rd Lien Series 2011B 01/01/17	5.000%	2,500,000	2,678,075
Chicago O'Hare International Airport(b) Refunding Revenue Bonds General 2nd Lien Series 2012A AMT 01/01/17	5.000%	8,000,000	8,544,960
01/01/18	5.000%	11,340,000	12,449,732
General Senior Lien Series 2013A AMT 01/01/16	5.000%	3,875,000	3,991,637
Passenger Facility Charge Series 2012 AMT 01/01/17	5.000%	13,125,000	14,019,075
Chicago Public Building Commission Refunding Revenue Bonds Chicago School Reform Series 1999B (NPFGC) 12/01/15	5.250%	3,165,000	3,249,221
Chicago Transit Authority Revenue Bonds Federal Transit Administration Section 5307 Series 2006 (AMBAC) 06/01/15	5.000%	2,615,000	2,625,645
Unrefunded Revenue Bonds Federal Transit Administration Series 2006 (AMBAC) 06/01/17	5.000%	2,875,000	3,044,136
City of Chicago Wastewater Transmission Refunding Revenue Bonds 2nd Lien Series 2001 (NPFGC) 01/01/18	5.500%	1,750,000	1,938,773

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Waterworks Revenue Bonds 2nd Lien Project Series 2014 11/01/18	4.000%	1,000,000	1,071,400
City of Chicago Unlimited General Obligation Bonds Series 2007D (AMBAC) 12/01/16	5.000%	2,695,000	2,781,671
Series 2010A 12/01/16	5.000%	2,500,000	2,580,400
Unlimited General Obligation Refunding Bonds Project Series 2006A (AGM) 01/01/18	4.250%	1,350,000	1,376,528
Series 1996A-2 (AMBAC) 01/01/18	5.500%	7,125,000	7,554,637
Series 2005A (AGM) 01/01/16	5.000%	4,000,000	4,000,520
Cook County Community High School District No. 228 Bremen Limited General Obligation Bonds Series 2014B 12/01/16	5.000%	1,250,000	1,333,763
12/01/17	5.000%	2,000,000	2,188,980
Illinois Finance Authority Refunding Revenue Bonds Advocate Health Care Series 2014 08/01/19	5.000%	600,000	685,836
DePaul University Series 2004A 10/01/15	5.375%	2,000,000	2,042,640
Illinois Finance Authority(a) Revenue Bonds Ascension Health Series 2012E 11/15/42	5.000%	2,750,000	2,750,000
11/15/42	5.000%	2,000,000	2,167,140
Kane Cook & DuPage Counties School District No. U-46 Elgin Unlimited General Obligation Refunding Bonds Series 2015C 01/01/19	5.000%	1,250,000	1,411,338
01/01/20	5.000%	1,500,000	1,726,365
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/15	5.000%	3,615,000	3,629,470
06/01/16	5.000%	8,280,000	8,673,466
Regional Transportation Authority Revenue Bonds Series 2003B 06/01/19	5.500%	3,945,000	4,582,275
Series 2006A (NPFGC) 07/01/18	5.000%	4,970,000	5,241,909

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unemployment Compensation Trust Fund Revenue Bonds Series 2012B 06/15/17	5.000%	9,000,000	9,658,980
State of Illinois Unlimited General Obligation Bonds Series 2014 02/01/18	4.000%	2,750,000	2,905,815
04/01/18	5.000%	10,000,000	10,867,400
04/01/19	5.000%	10,000,000	11,012,300
Unlimited General Obligation Refunding Bonds 1st Series 2002 (XLCA) 08/01/15	5.500%	7,825,000	7,920,856
Series 2006 01/01/16	5.000%	4,655,000	4,783,292
Series 2010 01/01/16	5.000%	14,600,000	15,002,376
Series 2010 (AGM) 01/01/16	5.000%	4,250,000	4,374,440
Series 2012 08/01/15	5.000%	5,450,000	5,509,895
08/01/16	5.000%	20,000,000	20,997,400
Total			210,241,593
INDIANA 1.4%
Indiana Finance Authority Refunding Revenue Bonds Indianapolis Power & Light Co. Series 2009C 01/01/16	4.900%	10,000,000	10,288,100
Series 2008A-1 11/01/16	5.000%	2,665,000	2,842,489
Revenue Bonds 2nd Lien-CWA Authority, Inc. Series 2011C 10/01/16	3.000%	10,000,000	10,335,000
Beacon Health System Obligation Group Series 2013 08/15/15 4.000% 500,000 505,610 08/15/16	5.000%	1,000,000	1,057,930
Ivy Tech Community College Revenue Bonds Student Fee Series 2013R-1 07/01/17	5.000%	1,000,000	1,091,730
Total			26,120,859
IOWA 0.9%
Iowa Finance Authority Revenue Bonds Genesis Health System Series 2010 07/01/15	5.000%	1,075,000	1,083,675
07/01/16	5.000%	1,150,000	1,207,903

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Student Loan Liquidity Corp. Revenue Bonds Senior Series 2011A-1 AMT(b) 12/01/15	3.500%	15,070,000	15,209,397
Total			17,500,975
KENTUCKY 0.5%
Kentucky Public Transportation Infrastructure Authority Revenue Bonds Downtown Crossing Project BAN Subordinated Series 2013 07/01/17	5.000%	5,550,000	6,030,186
Kentucky State Property & Building Commission Refunding Revenue Bonds Project No. 100 Series 2011A 08/01/18	5.000%	2,500,000	2,807,225
Total			8,837,411
LOUISIANA 1.5%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capitol Series 2010A 05/01/16	5.000%	4,505,000	4,708,446
Louisiana Public Facilities Authority Revenue Bonds Entergy Gulf States Series 2010B 11/01/15	2.875%	2,750,000	2,783,495
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/17	5.000%	6,090,000	6,386,887
Orleans Parish Parishwide School District Unlimited General Obligation Refunding Bonds Series 2010 (AGM) 09/01/15	4.000%	8,240,000	8,337,974
09/01/16	5.000%	3,785,000	3,996,998
Regional Transit Authority Revenue Bonds Sales Tax Series 2010 (AGM) 12/01/15	4.000%	1,150,000	1,174,196
12/01/16	4.000%	1,000,000	1,051,270
Total			28,439,266

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MAINE 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Bonds Series 2010B Escrowed to Maturity 07/01/15	5.000%	50,000	50,404
07/01/15	5.000%	330,000	332,680
07/01/16	4.000%	50,000	52,116
07/01/16	4.000%	335,000	349,298
Unrefunded Revenue Bonds Series 2010B 07/01/15	5.000%	3,075,000	3,100,030
07/01/16	4.000%	3,170,000	3,304,535
Total			7,189,063
MARYLAND 1.5%
County of Charles Unlimited General Obligation Refunding Bonds Consolidated Public Improvement Series 2012 03/01/18	5.000%	4,395,000	4,903,326
State of Maryland Unlimited General Obligation Bonds 1st Series 2014A 03/01/19	5.000%	6,465,000	7,393,827
Series 2011B 08/01/18	5.000%	11,000,000	12,410,750
University System of Maryland Revenue Bonds Series 2012C 04/01/18	5.000%	3,605,000	4,032,156
Total			28,740,059
MASSACHUSETTS 1.8%
Massachusetts Development Finance Agency Prerefunded Revenue Bonds Boston Medical Center Series 2012 Escrowed to Maturity 07/01/15	5.000%	995,000	1,003,030
07/01/16	5.000%	800,000	843,080
Unrefunded Revenue Bonds Boston Medical Center Series 2012 07/01/15	5.000%	1,005,000	1,011,613
07/01/16	5.000%	800,000	832,896
Massachusetts Development Finance Agency(a) Revenue Bonds Tufts University Series 2011P 02/15/36	3.000%	3,700,000	3,775,998
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/16	5.250%	12,500,000	12,892,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Educational Financing Authority(b) Revenue Bonds Education Loan Series 2014-I AMT 01/01/18	4.000%	1,500,000	1,596,525
01/01/19	5.000%	2,000,000	2,205,240
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project No. 6 Series 2012A 07/01/15	5.000%	1,500,000	1,512,270
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2010E AMT(b) 07/01/15	5.000%	4,000,000	4,032,760
University of Massachusetts Building Authority Refunding Revenue Bonds Senior Series 2005-2 (AMBAC) 11/01/15	5.000%	3,000,000	3,072,990
Total			32,779,152
MICHIGAN 2.2%
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-5 07/01/18	5.000%	2,165,000	2,388,017
Series 2014H-1 10/01/19	5.000%	1,415,000	1,605,204
State Revolving Fund Drinking Water Series 2012 10/01/18	5.000%	3,640,000	4,122,264
Trinity Health Corp. Series 2015 12/01/19	5.000%	2,000,000	2,298,060
Revenue Bonds Unemployment Obligation Assessment Series 2012 07/01/19	5.000%	5,000,000	5,761,550
Michigan Finance Authority(b) Refunding Revenue Bonds Student Loan Series 2014 25-A AMT 11/01/18	5.000%	1,180,000	1,299,853
11/01/19	5.000%	1,250,000	1,391,475
Michigan State Building Authority Refunding Revenue Bonds Facilities Program Series 2013I-A 10/15/15	5.000%	5,550,000	5,673,099

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan State Hospital Finance Authority Revenue Bonds Ascension Health Senior Care Group Series 2010 11/15/15	5.000%	2,000,000	2,051,280
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/17	5.000%	1,400,000	1,532,244
Royal Oak School District Unlimited General Obligation Refunding Bonds Series 2014 05/01/18	5.000%	1,000,000	1,113,220
05/01/19	5.000%	450,000	512,226
State of Michigan Trunk Line Refunding Revenue Bonds Series 2014 11/15/18	5.000%	5,180,000	5,873,550
Wayne County Airport Authority Refunding Revenue Bonds Detroit Metropolitan Airport Series 2010C (AGM) 12/01/15	5.000%	4,780,000	4,911,067
Total			40,533,109
MINNESOTA 1.5%
Minneapolis Special School District No. 1 Certificate of Participation Series 2014D (School District Credit Enhancement Program) 02/01/20	5.000%	7,170,000	8,332,902
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Subordinated Series 2010D AMT(b) 01/01/16	5.000%	5,160,000	5,309,279
Moorhead Independent School District No. 152 Unlimited General Obligation Refunding Bonds School Buildings Series 2014A 04/01/18	5.000%	3,285,000	3,672,236
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012B 03/01/16	4.000%	9,820,000	10,129,919
Total			27,444,336
MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds Marshall County Industrial Development Authority Series 2012 01/01/16	4.000%	1,500,000	1,537,185

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MISSOURI 0.8%
City of St. Louis Airport Refunding Revenue Bonds Lambert-St. Louis International Airport Series 2013 07/01/16	5.000%	1,325,000	1,393,463
07/01/17	5.000%	715,000	779,450
07/01/18	5.000%	765,000	855,125
Kansas City Airport Revenue Refunding Revenue Bonds General Improvement Series 2013B 09/01/16	5.000%	410,000	435,063
Missouri Joint Municipal Electric Utility Commission Refunding Revenue Bonds Series 2014 01/01/19	5.000%	2,150,000	2,429,156
01/01/20	5.000%	7,825,000	9,021,051
Total			14,913,308
NEBRASKA 1.6%
Central Plains Energy Project Refunding Revenue Bonds Series 2014 (Royal Bank of Canada)(a) 08/01/39	5.000%	14,500,000	16,664,560
Nebraska Investment Finance Authority Revenue Bonds Series 2014A 03/01/44	3.000%	4,245,000	4,396,589
Nebraska Public Power District Refunding Revenue Bonds Series 2014 01/01/19	5.000%	2,000,000	2,263,520
Public Power Generation Agency(f) Refunding Revenue Bonds Whelan Energy Center Unit Series 2015 01/01/19	5.000%	2,250,000	2,524,950
01/01/20	5.000%	3,030,000	3,452,109
Total			29,301,728
NEVADA 2.2%
Clark County School District Limited General Obligation Refunding Bonds Series 2014A 06/15/18	5.000%	10,000,000	11,192,200
Unlimited General Obligation Refunding Bonds Series 2014B 06/15/18	5.000%	15,000,000	16,788,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark Department of Aviation Revenue Bonds Series 2014B 07/01/18	5.000%	5,000,000	5,597,350
Las Vegas Convention & Visitors Authority Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/17	5.000%	8,380,000	8,446,202
Total			42,024,052
NEW JERSEY 3.4%
City of Newark Unlimited General Obligation Refunding Bonds Qualified General Improvement Series 2013A 07/15/15	5.000%	2,000,000	2,019,720
07/15/16	5.000%	5,845,000	6,141,341
City of Trenton Unlimited General Obligation Refunding Bonds Series 2013 07/15/15	3.000%	1,000,000	1,005,690
07/15/16	4.000%	1,100,000	1,144,121
County of Union Prerefunded Unlimited General Obligation Bonds Series 2012B Escrowed to Maturity 03/01/16	3.000%	75,000	76,703
Unrefunded Unlimited General Obligation Bonds Series 2012B 03/01/16	3.000%	4,005,000	4,093,751
New Brunswick Parking Authority Refunding Revenue Bonds City Guaranteed Parking Series 2012 09/01/15	3.000%	1,500,000	1,512,915
New Jersey Building Authority Refunding Revenue Bonds Series 2013A 06/15/17	5.000%	5,500,000	5,883,680
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2010DD-1 12/15/17	5.000%	4,435,000	4,797,561
New Jersey Higher Education Student Assistance Authority(b) Revenue Bonds Senior Series 2013-1A AMT 12/01/16	4.000%	1,000,000	1,049,400
12/01/17	5.000%	2,780,000	3,038,929
New Jersey State Turnpike Authority Revenue Bonds Series 2013D(a) 01/01/22	0.640%	4,000,000	4,004,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transit Corp. Certificate of Participation Federal Transit Administration Grants Subordinated Series 2005A Escrowed to Maturity (NPFGC) 09/15/17	5.000%	8,770,000	9,640,422
Prerefunded 09/15/15 Certificate of Participation Federal Transit Administration Grants Subordinated Series 2005A (NPFGC) 09/15/18	5.000%	4,450,000	4,529,700
New Jersey Transit Corp Revenue Bonds Grant Anticipation Note Series 2014A 09/15/18	5.000%	3,500,000	3,905,300
New Jersey Transportation Trust Fund Authority Unrefunded Revenue Bonds Transportation System Series 1999 06/15/16	5.750%	4,860,000	5,110,922
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2004A 06/15/15	5.000%	3,000,000	3,012,691
Series 2008A 06/15/17	5.000%	1,935,000	2,069,986
Total			63,037,512
NEW YORK 14.1%
City of New York Prerefunded 02/01/16 Unlimited General Obligation Bonds Series 2005G 08/01/18	5.000%	15,000	15,538
Prerefunded 09/01/15 Unlimited General Obligation Bonds Subordinated Series 2005F-1 09/01/16	5.000%	355,000	360,620
Unlimited General Obligation Bonds Series 2009C 08/01/17	5.000%	12,000,000	13,116,720
Series 2010B 08/01/17	5.000%	5,000,000	5,465,300
Series 2013E 08/01/18	5.000%	4,000,000	4,495,640
08/01/18	5.000%	5,960,000	6,698,504
Subordinated Series 2004H-B 03/01/19	5.000%	8,500,000	9,660,845
Subordinated Series 2008I-1 02/01/17	5.000%	8,635,000	9,275,026
Unlimited General Obligation Refunding Bonds Fiscal 2015 Series 2014A 08/01/18	5.000%	4,645,000	5,220,562
Series 2012F 08/01/18	5.000%	1,675,000	1,882,549

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds Series 2005G 08/01/18	5.000%	3,635,000	3,767,350
Subordinated Series 2005F-1 09/01/16	5.000%	2,995,000	3,044,208
City of Yonkers Limited General Obligation Refunding Bonds Series 2012A 07/01/15	4.000%	1,250,000	1,257,938
County of Rockland Limited General Obligation Bonds Series 2014A (AGM) 03/01/17	5.000%	1,825,000	1,961,309
03/01/18	5.000%	1,825,000	2,012,610
03/01/19	5.000%	2,000,000	2,247,800
County of Suffolk Limited General Obligation Bonds Public Improvement Series 2013B 10/15/15	3.000%	3,870,000	3,915,860
10/15/16	3.000%	3,905,000	4,034,021
Erie County Industrial Development Agency (The) Revenue Bonds Series 2012 05/01/15	5.000%	2,000,000	2,000,284
05/01/17	5.000%	3,000,000	3,259,680
Long Island Power Authority Revenue Bonds Series 2012B 09/01/16	5.000%	6,755,000	7,144,831
Metropolitan Transportation Authority Revenue Bonds Series 2005A (AMBAC) 11/15/18	5.500%	5,000,000	5,741,450
Series 2008A 11/15/18	5.000%	2,125,000	2,403,396
Series 2012E 11/15/16	4.000%	1,000,000	1,054,200
11/15/17	5.000%	1,000,000	1,104,930
Transportation Series 2005G 11/15/18	5.000%	2,900,000	3,279,929
Series 2010D 11/15/18	5.000%	1,890,000	2,137,609
Series 2014B 11/15/18	5.000%	1,000,000	1,131,010
New York City Industrial Development Agency Refunding Revenue Bonds Trips Obligated Group Senior Series 2012A AMT(b) 07/01/18	5.000%	4,655,000	5,091,453

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Series 2012E-1 02/01/19	5.000%	4,750,000	5,404,028
New York State Dormitory Authority Revenue Bonds General Purpose Series 2014A 02/15/18	5.000%	14,250,000	15,804,817
Mount Sinai School of Medicine Series 2010A 07/01/15	5.000%	1,000,000	1,008,110
07/01/16	5.000%	2,645,000	2,786,798
Series 2012B 03/15/16	5.000%	4,750,000	4,944,988
New York State Housing Finance Agency Revenue Bonds Affordable Housing Series 2012E 11/01/16	1.100%	2,100,000	2,117,178
New York State Thruway Authority Prerefunded Revenue Bonds Series 2012I Escrowed to Maturity 01/01/17	5.000%	225,000	241,535
Revenue Bonds General 2nd Series 2005B 04/01/16	5.000%	4,500,000	4,591,395
Series 2007H (NPFGC) 01/01/19	5.000%	6,240,000	6,847,152
Series 2013A 05/01/19	5.000%	15,000,000	17,055,300
Series 2014J 01/01/19	5.000%	1,200,000	1,355,808
Transportation Series 2008A 03/15/17	5.000%	1,000,000	1,080,760
Unrefunded Revenue Bonds General 2nd Series 2005B (NPFGC) 04/01/17 5.000% 5,960,000 6,079,915 Series 2012I 01/01/17	5.000%	775,000	831,149
New York State Urban Development Corp. Refunding Revenue Bonds State Personal Income Tax Series 2014 03/15/19	5.000%	15,000,000	17,107,500
Revenue Bonds State Personal Income Tax Series 2010A 03/15/19	5.000%	13,235,000	15,094,517
Series 2013E 03/15/17	5.000%	15,000,000	16,211,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey Revenue Bonds Consolidated 172nd Series 2012 AMT(b) 10/01/17	5.000%	5,000,000	5,494,500
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2011B 06/01/16	5.000%	20,000,000	21,022,200
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2012B 11/15/17	5.000%	3,325,000	3,675,655
Utica School District Unlimited General Obligation Refunding Bonds Series 2013 07/01/15	2.000%	1,000,000	1,002,430
07/01/16	3.000%	1,000,000	1,021,770
Total			263,560,077
NORTH CAROLINA 0.8%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	3,740,000	4,152,373
Series 2012D 01/01/16	5.000%	5,875,000	6,059,886
State of North Carolina Revenue Bonds Grant Anticipation Revenue Vehicle Series 2007 (NPFGC) 03/01/18	5.000%	4,500,000	4,857,210
Total			15,069,469
NORTH DAKOTA 1.2%
County of McLean Revenue Bonds Great River Energy Series 2010C AMT(a)(b) 07/01/38	3.500%	22,000,000	22,090,640
OHIO 0.4%
Ohio Housing Finance Agency Revenue Bonds Series 2010-1 (GNMA/FNMA) 11/01/28	5.000%	1,920,000	2,025,811
State of Ohio Refunding Revenue Bonds Series 2014B 12/15/19	5.000%	5,000,000	5,822,550
Total			7,848,361

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
OKLAHOMA 0.2%
Cleveland County Educational Facilities Authority Revenue Bonds Moore Public Schools Project Series 2013 06/01/15	5.000%	1,500,000	1,506,279
Norman Public Schools Project Series 2014 07/01/18	5.000%	2,400,000	2,681,952
Total			4,188,231
PENNSYLVANIA 2.7%
City of Philadelphia Water & Wastewater Revenue Bonds Series 2010C (AGM) 08/01/16	5.000%	3,440,000	3,639,830
Commonwealth of Pennsylvania Unlimited General Obligation Bonds 1st Series 2012 06/01/19	5.000%	5,650,000	6,434,050
Unlimited General Obligation Refunding Bonds 2nd Series 2009 07/01/19	5.000%	10,980,000	12,527,411
County of Allegheny Unlimited General Obligation Refunding Bonds Series 2014C-73 12/01/18	5.000%	6,650,000	7,519,221
Monroeville Finance Authority Revenue Bonds Series 2012 02/15/18	4.000%	1,250,000	1,347,763
Pennsylvania Higher Educational Facilities Authority Revenue Bonds University of Pittsburgh Medical Center Series 2010E 05/15/15	5.000%	4,250,000	4,258,726
Pennsylvania Industrial Development Authority Refunding Revenue Bonds Economic Development Series 2012 Escrowed to Maturity 07/01/15	5.000%	2,000,000	2,016,180
Philadelphia Municipal Authority Refunding Revenue Bonds City Agreement Series 2013A 11/15/15	5.000%	2,000,000	2,050,660
11/15/16	5.000%	1,750,000	1,864,345
School District of Philadelphia (The) Unlimited General Obligation Refunding Bonds Series 2015D(f) 09/01/19	5.000%	3,750,000	4,258,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Public School Building Authority Refunding Revenue Bonds The School District of Philadelphia Project Series 2015 06/01/19	5.000%	2,890,000	3,251,684
Revenue Bonds School District of Philadelphia Series 2012 04/01/16	5.000%	2,000,000	2,083,680
Total			51,251,825
RHODE ISLAND 0.9%
Rhode Island Economic Development Corp. Revenue Bonds Grant Anticipation-Department of Transportation Series 2006A (NPFGC) 06/15/17	5.000%	16,410,000	17,161,414
SOUTH CAROLINA 1.8%
Berkeley County School District Revenue Bonds Series 2013 12/01/16	4.000%	400,000	421,488
12/01/17	5.000%	500,000	549,665
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2009A-3 01/01/18	5.000%	5,080,000	5,599,684
Series 2009A-4 01/01/19	5.000%	6,645,000	7,497,620
SCAGO Educational Facilities Corp. for Pickens School District Refunding Revenue Bonds Series 2015 12/01/18	5.000%	1,100,000	1,238,622
12/01/19	5.000%	1,250,000	1,434,588
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Palmetto Health Series 2013A 08/01/15	3.000%	1,000,000	1,004,960
South Carolina State Public Service Authority Refunding Revenue Bonds Santee Cooper Series 2012C 12/01/16	5.000%	5,065,000	5,419,550
Revenue Bonds Santee Cooper Series 2006A Escrowed to Maturity (NPFGC) 01/01/16	5.000%	4,295,000	4,432,268
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2012A 10/01/15	4.000%	6,000,000	6,096,420
Total			33,694,865

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TENNESSEE 0.2%
Memphis-Shelby County Airport Authority(b) Refunding Revenue Bonds Series 2010B AMT 07/01/15	4.000%	2,060,000	2,072,710
07/01/16	5.000%	1,000,000	1,049,740
Metropolitan Government of Nashville & Davidson County Water & Sewer Refunding Revenue Bonds Subordinated Lien Series 2012 07/01/16	5.000%	1,250,000	1,318,225
Total			4,440,675
TEXAS 5.9%
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/17	5.000%	925,000	991,693
City Public Service Board of San Antonio Refunding Revenue Bonds Junior Lien Series 2014 02/01/19	5.000%	13,865,000	15,817,885
Systems Series 2011 02/01/16	5.000%	4,000,000	4,144,320
City of El Paso Water & Sewer Refunding Revenue Bonds Series 2014 03/01/19	4.000%	1,000,000	1,102,040
City of Houston Combined Utility System(a) Refunding Revenue Bonds Combined 1st Lien-SIFMA Series 2012 05/15/34	0.710%	6,000,000	6,012,360
SIFMA Index Series 2012 05/15/34	0.660%	3,500,000	3,500,140
City of Houston Limited General Obligation Refunding Bonds Series 2011A 03/01/16	5.000%	11,470,000	11,924,786
Clear Creek Independent School District Unlimited General Obligation Refunding Bonds Series 2012A (Permanent School Fund Guarantee) 02/15/16	5.000%	5,130,000	5,322,785
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2013D 11/01/16	5.000%	1,000,000	1,067,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas/Fort Worth International Airport(b) Refunding Revenue Bonds Series 2013E AMT 11/01/18	5.000%	20,980,000	23,631,662
Harris County-Houston Sports Authority Refunding Revenue Bonds Senior Lien Series 2014A 11/15/19	5.000%	3,000,000	3,451,140
Houston Independent School District Revenue Bonds Series 2014 09/15/19	5.000%	4,100,000	4,714,508
Houston Independent School District(a) Limited General Obligation Refunding Bonds Limited Tax Series 2012 (Permanent School Fund Guarantee) 06/01/30	2.500%	7,500,000	7,513,050
Lower Colorado River Authority Prerefunded Revenue Bonds Series 2010 Escrowed to Maturity 05/15/15	5.000%	5,000	5,010
05/15/15	5.000%	10,000	10,020
Unrefunded Revenue Bonds Series 2010 05/15/16	5.000%	6,320,000	6,625,193
North Texas Tollway Authority Refunding Revenue Bonds Series 2015A 01/01/19	5.000%	1,350,000	1,517,535
01/01/20	5.000%	1,105,000	1,264,794
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/15	5.000%	2,110,000	2,151,567
10/01/16	5.000%	1,925,000	2,042,541
10/01/17	5.000%	2,865,000	3,134,940
Tarrant County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Trinity Terrace Project Series 2014 12/01/18	2.500%	4,995,000	5,087,707
Total			111,033,366
UTAH 0.3%
Utah Associated Municipal Power Systems Refunding Revenue Bonds Payson Power Project Series 2012 04/01/16	4.000%	4,690,000	4,837,078

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
VIRGINIA 0.2%
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(a) 10/01/33	2.375%	3,335,000	3,393,262
WASHINGTON 4.2%
Energy Northwest Refunding Revenue Bonds Project 1 Series 2012B 07/01/17	5.000%	30,220,000	33,005,680
Wind Project Series 2014 07/01/16	5.000%	1,000,000	1,053,490
07/01/17	5.000%	1,000,000	1,088,780
07/01/18	5.000%	1,425,000	1,589,117
Port of Seattle Refunding Revenue Bonds Series 2010B AMT(b) 12/01/15	5.000%	5,500,000	5,652,680
Snohomish County School District No. 15 Edmonds Unlimited General Obligation Refunding Bonds Series 2012 12/01/17	4.000%	2,000,000	2,162,480
State of Washington Certificate of Participation State & Local Agencies Series 2012 07/01/16	4.000%	3,500,000	3,649,800
State & Local Agency Personal Property Series 2014B 07/01/18	5.000%	5,000,000	5,599,050
Revenue Bonds 520 Corridor Program Senior Series 2013 09/01/16	5.000%	2,000,000	2,119,480
Senior Series 2013C 09/01/19	5.000%	2,000,000	2,295,740
Unlimited General Obligation Bonds Motor Vehicle Fuel Tax Series 2014E 02/01/18	5.000%	4,410,000	4,900,833
Various Purpose Series 2013D 02/01/18	5.000%	2,810,000	3,122,753
Unlimited General Obligation Refunding Bonds Series 2010A 01/01/19	5.000%	5,780,000	6,568,277
Various Purpose Series 2009R 01/01/18	5.000%	4,940,000	5,475,743

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission Revenue Bonds Series 2010A (GNMA/FNMA/FHLMC) 10/01/28	4.700%	690,000	730,696
Total			79,014,599
WEST VIRGINIA 0.2%
West Virginia Economic Development Authority Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT(a)(b) 01/01/41	2.250%	3,750,000	3,789,525
WISCONSIN —%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds Series 2013A 04/01/16	4.000%	185,000	191,201
WYOMING 0.3%
County of Sweetwater Revenue Bonds Series 2013 06/15/15	4.000%	1,485,000	1,491,473
12/15/15	5.000%	2,000,000	2,054,420
12/15/16	5.000%	2,500,000	2,658,550
Total			6,204,443
Total Municipal Bonds (Cost: $1,540,607,254)			1,547,440,703

Municipal Short Term 15.0%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
CALIFORNIA 0.6%
California Pollution Control Financing Authority Revenue Bonds Republic Services, Inc. VRDN Series 2010B(a)(d) 08/01/24	0.300%	5,000,000	5,000,000
Charter Oak Unified School District Unlimited General Obligation Bonds BAN Series 2012 10/01/15	0.730%	4,600,000	4,682,064
Monterey Peninsula Unified School District Unlimited General Obligation Bonds BAN Series 2012 11/01/15	0.340%	1,700,000	1,718,462
Total			11,400,526

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
CONNECTICUT 1.1%
City of Hartford General Obligation Unlimited Notes BAN Series 2014 10/27/15	0.400%	10,000,000	10,078,500
City of New Britain Unlimited General Obligation Notes BAN Series 2015 03/25/16	0.460%	10,000,000	10,183,200
Total			20,261,700
INDIANA 0.3%
Indiana Finance Authority Revenue Bonds Republic Services, Inc. Project Series 2010B(a) 05/01/28	0.300%	6,000,000	5,999,820
KENTUCKY 0.2%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Republic Services, Inc. Project Series 2010B(a) 04/01/31	0.300%	4,000,000	4,000,000
LOUISIANA 0.7%
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2013 AMT(b) 08/01/15	7.980%	12,095,000	12,142,170
MICHIGAN 0.2%
Michigan Finance Authority Revenue Notes State Aid Withholdings School District Series 2014E 08/20/15	1.800%	3,920,000	3,932,113
NEW JERSEY 2.2%
City of Newark General Obligation Unlimited Notes BAN Series 2014B 06/24/15	0.910%	7,000,000	7,008,647
Refunding General Obligation Unlimited Notes Series 2014D 12/08/15 0.840% 1,316,000 1,323,172 Series 2014F 12/08/15	0.940%	1,000,000	1,004,840
Unlimited General Obligation Notes TAN Series 2015A 02/19/16	1.490%	5,000,000	5,010,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of Trenton General Obligation Unlimited Notes BAN Series 2014 06/17/15	0.610%	15,268,500	15,276,190
Township of Berkeley General Obligation Unlimited Notes BAN Series 2014A 08/25/15	0.800%	11,409,928	11,435,258
Total			41,058,457
NEW YORK 8.8%
Board of Cooperative Educational Services First Supervisory District Revenue Notes RAN Series 2014 06/26/15	0.610%	6,000,000	6,003,588
Board of Cooperative Educational Services for the Sole Supervisory District Revenue Notes RAN Series 2014 06/18/15	0.530%	10,800,000	10,806,680
07/24/15	0.680%	10,000,000	10,019,000
City of Long Beach General Obligation Limited Notes RAN Series 2014A 09/18/15	1.370%	2,120,000	2,120,954
City of Rome General Obligation Limited Notes BAN Series 2014 09/04/15	0.660%	12,932,539	12,958,404
County of Rockland General Obligation Limited Notes RAN Series 2014 08/12/15	0.850%	9,900,000	9,917,820
County of Suffolk General Obligation Limited Notes TAN Series 2014 09/11/15	0.460%	15,000,000	15,056,550
Delhi Central School District General Obligation Unlimited Notes BAN Series 2014 07/31/15	0.510%	7,750,000	7,759,455
Ellicottville Central School District General Obligation Unlimited Notes BAN Series 2014 06/19/15	0.640%	6,600,000	6,607,682
Jamestown City School District General Obligation Unlimited Notes BAN Series 2014B 07/30/15	0.500%	9,390,000	9,401,738

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Lewiston-Porter Central School District General Obligation Unlimited Notes BAN Series 2014A 07/23/15	0.700%	6,080,000	6,091,126
Orange & Ulster Counties Board Cooperative Educational Services Sole Supervisory District Revenue Notes RAN Series 2014B 07/31/15	0.690%	11,000,000	11,008,360
Salmon River Central School District General Obligation Unlimited Notes RAN Series 2014 06/18/15	0.660%	9,000,000	9,003,976
Shoreham-Wading River Central School District General Obligation Unlimited Notes TAN Series 2014 06/25/15	0.570%	4,000,000	4,005,655
Town of Ramapo Limited General Obligation Notes BAN Series 2014B(d) 05/27/15	2.720%	3,860,000	3,863,417
Utica School District General Obligation Unlimited Notes BAN Series 2015 07/23/15	0.750%	5,000,000	5,002,900
RAN Series 2014 06/24/15	0.820%	10,000,000	10,006,311
Village of Arcade General Obligation Limited Notes BAN Series 2014 08/20/15	0.810%	4,770,000	4,779,969
Village of East Rochester General Obligation Limited Notes BAN Series 2014 05/29/15	0.600%	6,500,000	6,503,400
Watervliet City School District General Obligation Unlimited Notes BAN Series 2014 06/25/15	0.700%	10,450,000	10,454,701
06/26/15	0.680%	3,420,000	3,426,967
Total			164,798,653
PENNSYLVANIA 0.9%
Clarion County Industrial Development Authority Revenue Bonds Student Housing BAN Series 2014 05/01/16	0.880%	5,000,000	5,008,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
School District of the City of Erie (The) General Obligation Limited Notes TRAN Series 2014 06/30/15	0.650%	11,500,000	11,506,670
Total			16,515,120
Total Municipal Short Term (Cost: $280,031,587)			280,108,559

Money Market Funds 1.4%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(g)	26,047,721	26,047,721
Total Money Market Funds (Cost: $26,047,721)		26,047,721
Total Investments (Cost: $1,846,686,562)		1,853,596,983
Other Assets & Liabilities, Net		13,830,642
Net Assets		1,867,427,625

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Income from this security may be subject to alternative minimum tax.

(c)  Zero coupon bond.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $10,907,817 or 0.58% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $1,014,640 or 0.05% of net assets.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  The rate shown is the seven-day current annualized yield at April 30, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

TAN  Tax Anticipation Note

TRAN  Tax & Revenue Anticipation Note

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	1,547,440,703	—	1,547,440,703
Total Bonds	—	1,547,440,703	—	1,547,440,703
Short-Term Securities
Municipal Short Term	—	280,108,559	—	280,108,559
Total Short-Term Securities	—	280,108,559	—	280,108,559
Mutual Funds
Money Market Funds	26,047,721	—	—	26,047,721
Total Mutual Funds	26,047,721	—	—	26,047,721
Total	26,047,721	1,827,549,262	—	1,853,596,983

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $1,846,686,562)	$1,853,596,983
Receivable for:
Investments sold	4,449,722
Capital shares sold	1,809,394
Interest	22,314,740
Expense reimbursement due from Investment Manager	7,907
Prepaid expenses	2,018
Total assets	1,882,180,764
Liabilities
Disbursements in excess of cash	342
Payable for:
Investments purchased on a delayed delivery basis	10,220,467
Capital shares purchased	2,459,576
Dividend distributions to shareholders	1,513,516
Investment management fees	18,343
Distribution and/or service fees	1,480
Transfer agent fees	345,009
Administration fees	3,283
Compensation of board members	150,164
Other expenses	40,959
Total liabilities	14,753,139
Net assets applicable to outstanding capital stock	$1,867,427,625
Represented by
Paid-in capital	$1,859,428,337
Undistributed net investment income	2,226,025
Accumulated net realized loss	(1,137,158)
Unrealized appreciation (depreciation) on:
Investments	6,910,421
Total — representing net assets applicable to outstanding capital stock	$1,867,427,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$130,876,030
Shares outstanding	12,565,820
Net asset value per share	$10.42
Maximum offering price per share(a)	$10.53
Class B
Net assets	$125,704
Shares outstanding	12,069
Net asset value per share	$10.42
Class C
Net assets	$21,184,007
Shares outstanding	2,033,309
Net asset value per share	$10.42
Class R4
Net assets	$567,781
Shares outstanding	54,517
Net asset value per share	$10.41
Class R5
Net assets	$15,023,740
Shares outstanding	1,442,622
Net asset value per share	$10.41
Class Z
Net assets	$1,699,650,363
Shares outstanding	163,163,568
Net asset value per share	$10.42

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$3,114
Interest	30,888,747
Total income	30,891,861
Expenses:
Investment management fees	7,245,916
Distribution and/or service fees
Class A	378,887
Class B	1,275
Class C	240,930
Transfer agent fees
Class A	307,642
Class B	260
Class C	49,018
Class R4	404
Class R5	10,941
Class Z	3,725,068
Administration fees	1,291,573
Compensation of board members	45,384
Custodian fees	14,131
Printing and postage fees	38,439
Registration fees	167,401
Professional fees	47,254
Other	32,178
Total expenses	13,596,701
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,264,887)
Expense reductions	(20)
Total net expenses	10,331,794
Net investment income	20,560,067
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	305,753
Net realized gain	305,753
Net change in unrealized appreciation (depreciation) on:
Investments	(11,444,000)
Net change in unrealized depreciation	(11,444,000)
Net realized and unrealized loss	(11,138,247)
Net increase in net assets resulting from operations	$9,421,820
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$20,560,067	$22,969,091
Net realized gain	305,753	1,106,359
Net change in unrealized depreciation	(11,444,000)	(13,485,395)
Net increase in net assets resulting from operations	9,421,820	10,590,055
Distributions to shareholders
Net investment income
Class A	(1,205,953)	(1,655,269)
Class B	(55)	(267)
Class C	(10,293)	(50,886)
Class R4	(1,992)	(8,004)
Class R5	(250,660)	(199,259)
Class Z	(19,125,663)	(21,055,406)
Total distributions to shareholders	(20,594,616)	(22,969,091)
Increase (decrease) in net assets from capital stock activity	(157,962,302)	4,176,179
Total decrease in net assets	(169,135,098)	(8,202,857)
Net assets at beginning of year	2,036,562,723	2,044,765,580
Net assets at end of year	$1,867,427,625	$2,036,562,723
Undistributed net investment income	$2,226,025	$2,260,574

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,800,943	50,219,992	5,785,792	60,627,189
Distributions reinvested	80,067	837,472	102,700	1,076,572
Redemptions	(8,140,884)	(85,145,912)	(7,635,941)	(80,074,932)
Net decrease	(3,259,874)	(34,088,448)	(1,747,449)	(18,371,171)
Class B shares
Subscriptions	3	44	21	227
Distributions reinvested	1	3	3	27
Redemptions(a)	(162)	(1,696)	(3,844)	(40,316)
Net decrease	(158)	(1,649)	(3,820)	(40,062)
Class C shares
Subscriptions	987,898	10,337,603	647,212	6,789,165
Distributions reinvested	513	5,373	2,574	26,988
Redemptions	(1,286,309)	(13,455,885)	(949,374)	(9,954,093)
Net decrease	(297,898)	(3,112,909)	(299,588)	(3,137,940)
Class R4 shares
Subscriptions	51,079	534,275	12,627	132,429
Distributions reinvested	181	1,888	761	7,974
Redemptions	(4,814)	(50,294)	(199,368)	(2,086,668)
Net increase (decrease)	46,446	485,869	(185,980)	(1,946,265)
Class R5 shares
Subscriptions	1,065,038	11,142,196	2,411,637	25,292,684
Distributions reinvested	23,955	250,543	18,981	198,924
Redemptions	(1,858,884)	(19,429,265)	(267,678)	(2,805,823)
Net increase (decrease)	(769,891)	(8,036,526)	2,162,940	22,685,785
Class Z shares
Subscriptions	59,806,951	625,714,831	75,675,898	793,602,619
Distributions reinvested	123,155	1,288,390	160,250	1,679,903
Redemptions	(70,778,267)	(740,211,860)	(75,359,133)	(790,296,690)
Net increase (decrease)	(10,848,161)	(113,208,639)	477,015	4,985,832
Total net increase (decrease)	(15,129,536)	(157,962,302)	403,118	4,176,179

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.48		$10.54		$10.55		$10.54		$10.47		$10.55
Income from investment operations:
Net investment income	0.08		0.10		0.11		0.01		0.16		0.16
Net realized and unrealized gain (loss)	(0.06)		(0.06)		(0.01)		0.01		0.06		(0.08)
Total from investment operations	0.02		0.04		0.10		0.02		0.22		0.08
Less distributions to shareholders:
Net investment income	(0.08)		(0.10)		(0.11)		(0.01)		(0.15)		(0.16)
Total distributions to shareholders	(0.08)		(0.10)		(0.11)		(0.01)		(0.15)		(0.16)
Net asset value, end of period	$10.42		$10.48		$10.54		$10.55		$10.54		$10.47
Total return	0.22%		0.37%		0.96%		0.19%		2.12%		0.75%
Ratios to average net assets(b)
Total gross expenses	0.89%		0.89%		0.89%		0.88	%(c)	0.90%		0.78	%(d)
Total net expenses(e)	0.73	%(f)	0.73	%(f)	0.73	%(f)	0.72	%(c)	0.73	%(f)	0.75	%(d)(f)
Net investment income	0.79%		0.94%		1.05%		1.17	%(c)	1.54%		1.50%
Supplemental data
Net assets, end of period (in thousands)	$130,876		$165,777		$185,205		$209,557		$216,298		$281,009
Portfolio turnover	28%		31%		37%		2%		39%		38%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended March 31,
Class B	2015		2014		2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.47		$10.54		$10.55	$10.54		$10.47		$10.55
Income from investment operations:
Net investment income	0.00	(b)	0.02		0.03	0.00	(b)	0.08		0.08
Net realized and unrealized gain (loss)	(0.05)		(0.07)		(0.01)	0.01		0.06		(0.08)
Total from investment operations	(0.05)		(0.05)		0.02	0.01		0.14		—
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.02)		(0.03)	(0.00	)(b)	(0.07)		(0.08)
Total distributions to shareholders	(0.00	)(b)	(0.02)		(0.03)	(0.00	)(b)	(0.07)		(0.08)
Net asset value, end of period	$10.42		$10.47		$10.54	$10.55		$10.54		$10.47
Total return	(0.43%)		(0.47%)		0.20%	0.12%		1.35%		0.00	%(b)
Ratios to average net assets(c)
Total gross expenses	1.64%		1.64%		1.64%	1.63	%(d)	1.63%		1.53	%(e)
Total net expenses(f)	1.48	%(g)	1.48	%(g)	1.48%	1.47	%(d)	1.48	%(g)	1.50	%(e)(g)
Net investment income	0.04%		0.19%		0.30%	0.41	%(d)	0.79%		0.76%
Supplemental data
Net assets, end of period (in thousands)	$126		$128		$169	$243		$243		$325
Portfolio turnover	28%		31%		37%	2%		39%		38%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.48		$10.54		$10.55		$10.54		$10.47		$10.55
Income from investment operations:
Net investment income	0.00	(b)	0.02		0.03		0.00	(b)	0.08		0.08
Net realized and unrealized gain (loss)	(0.06)		(0.06)		(0.01)		0.01		0.06		(0.08)
Total from investment operations	(0.06)		(0.04)		0.02		0.01		0.14		—
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.02)		(0.03)		(0.00	)(b)	(0.07)		(0.08)
Total distributions to shareholders	(0.00	)(b)	(0.02)		(0.03)		(0.00	)(b)	(0.07)		(0.08)
Net asset value, end of period	$10.42		$10.48		$10.54		$10.55		$10.54		$10.47
Total return	(0.53%)		(0.38%)		0.20%		0.12%		1.35%		0.00	%(b)
Ratios to average net assets(c)
Total gross expenses	1.64%		1.64%		1.64%		1.63	%(d)	1.64%		1.53	%(e)
Total net expenses(f)	1.48	%(g)	1.48	%(g)	1.48	%(g)	1.47	%(d)	1.48	%(g)	1.50	%(e)(g)
Net investment income	0.04%		0.19%		0.30%		0.42	%(d)	0.79%		0.75%
Supplemental data
Net assets, end of period (in thousands)	$21,184		$24,424		$27,730		$32,953		$33,176		$40,603
Portfolio turnover	28%		31%		37%		2%		39%		38%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.47		$10.54		$10.54
Income from investment operations:
Net investment income	0.11		0.13		0.02
Net realized and unrealized loss	(0.06)		(0.08)		(0.01)
Total from investment operations	0.05		0.05		0.01
Less distributions to shareholders:
Net investment income	(0.11)		(0.12)		(0.01)
Total distributions to shareholders	(0.11)		(0.12)		(0.01)
Net asset value, end of period	$10.41		$10.47		$10.54
Total return	0.47%		0.53%		0.14%
Ratios to average net assets(b)
Total gross expenses	0.65%		0.64%		0.66	%(c)
Total net expenses(d)	0.48	%(e)	0.48	%(e)	0.48	%(c)
Net investment income	1.04%		1.19%		1.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$568		$85		$2,044
Portfolio turnover	28%		31%		37%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.47	$10.54	$10.55
Income from investment operations:
Net investment income	0.12	0.14	0.07
Net realized and unrealized loss	(0.06)	(0.07)	(0.01)
Total from investment operations	0.06	0.07	0.06
Less distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.07)
Total distributions to shareholders	(0.12)	(0.14)	(0.07)
Net asset value, end of period	$10.41	$10.47	$10.54
Total return	0.57%	0.67%	0.54%
Ratios to average net assets(b)
Total gross expenses	0.49%	0.48%	0.48	%(c)
Total net expenses(d)	0.38%	0.37%	0.39	%(c)
Net investment income	1.14%	1.31%	1.40	%(c)
Supplemental data
Net assets, end of period (in thousands)	$15,024	$23,173	$522
Portfolio turnover	28%	31%	37%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.48		$10.54		$10.55		$10.54		$10.47		$10.55
Income from investment operations:
Net investment income	0.11		0.13		0.14		0.01		0.19		0.18
Net realized and unrealized gain (loss)	(0.06)		(0.06)		(0.01)		0.01		0.06		(0.07)
Total from investment operations	0.05		0.07		0.13		0.02		0.25		0.11
Less distributions to shareholders:
Net investment income	(0.11)		(0.13)		(0.14)		(0.01)		(0.18)		(0.19)
Total distributions to shareholders	(0.11)		(0.13)		(0.14)		(0.01)		(0.18)		(0.19)
Net asset value, end of period	$10.42		$10.48		$10.54		$10.55		$10.54		$10.47
Total return	0.47%		0.62%		1.21%		0.21%		2.37%		1.00%
Ratios to average net assets(b)
Total gross expenses	0.64%		0.64%		0.64%		0.63	%(c)	0.63%		0.53	%(d)
Total net expenses(e)	0.48	%(f)	0.48	%(f)	0.48	%(f)	0.47	%(c)	0.48	%(f)	0.50	%(d)(f)
Net investment income	1.04%		1.19%		1.30%		1.41	%(c)	1.77%		1.75%
Supplemental data
Net assets, end of period (in thousands)	$1,699,650		$1,822,976		$1,829,096		$1,986,836		$2,040,417		$1,703,560
Portfolio turnover	28%		31%		37%		2%		39%		38%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.50% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares are not subject to sales charges and will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.36% to 0.24% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.36% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $4,180.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.21
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $30,338 for Class A and $5,949 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.73%
Class B	1.48
Class C	1.48
Class R4	0.48
Class R5	0.38
Class Z	0.48

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$1,181,270
Paid-in capital	(1,181,270)

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$314	$674
Tax-exempt income	20,594,302	22,968,417
Total	$20,594,616	$22,969,091

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,887,563
Capital loss carryforwards	(1,137,158)
Net unrealized appreciation	6,910,421

At April 30, 2015, the cost of investments for federal income tax purposes was $1,846,686,562 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,750,594
Unrealized depreciation	(2,840,173)
Net unrealized appreciation	$6,910,421

The following capital loss carryforwards, determined at April 30, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	602,849
No expiration — long-term	534,309
Total	1,137,158

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2015, $305,753 of capital loss carryforward was utilized and $1,181,270 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $486,373,432 and $760,657,533, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 85.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Municipal Securities Risk

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities') financial, economic or other condition and prospects.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Short Term Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short Term Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Short Term Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN223_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Approval of Investment Management Services Agreement	35
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.00% excluding sales charges for the 12-month period that ended April 30, 2015. Class Z shares of the Fund returned 3.26% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% for the 12-month period.

■  The Fund's yield curve positioning was the largest factor in its underperformance.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	09/01/90
Excluding sales charges		3.00	3.37	3.29
Including sales charges		-0.06	2.74	2.97
Class B	06/08/93
Excluding sales charges		2.22	2.62	2.53
Including sales charges		-0.78	2.62	2.53
Class C	06/17/92
Excluding sales charges		2.23	2.60	2.52
Including sales charges		1.23	2.60	2.52
Class R4*	03/19/13	3.25	3.48	3.34
Class Z	09/01/90	3.26	3.63	3.54
Barclays 3-15 Year Blend Municipal Bond Index		3.76	4.35	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Maryland Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2015)
AAA rating	17.3
AA rating	38.5
A rating	26.6
BBB rating	14.0
BB rating	1.8
Not rated	1.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.00% excluding sales charges. Class Z shares of the Fund returned 3.26% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period. The Fund's yield curve positioning was the largest factor in its underperformance.

Market Overview

The U.S. municipal bond market generated positive performance during the past 12 months, with intermediate- and longer-term debt generating the best results. While short-term bonds were pressured by the possibility that the U.S. Federal Reserve may begin to increase interest rates before the end of 2015, longer term issues were aided by the environment of slow growth, low inflation and investors' continued search for yield. Lower rated investment-grade bonds — those rated A and BBB — delivered the best returns and soundly outperformed high-rated AAA debt. On a sector basis, hospital and transportation issues outperformed. State and local general obligation bonds, which tend to be higher quality, lagged the returns of revenue bonds during the period.

Beginning in the fourth quarter of 2014, the supply of new municipal issues began to increase. The number of current and advanced refundings jumped considerably, and that trend continued into 2015 as issuers took advantage of lower rates to refinance older, higher yielding bonds. This is positive for issuers' credit outlook, as it allows them to reduce their interest costs. For bond holders, however, the refundings often cause higher yielding bonds to be called away from their portfolios, with the proceeds needing to be reinvested in lower yielding securities. Supply expectations for 2015 had risen to $400 billion by the close of the period, with the largest increase in refunding volume. On the demand side, continued flows into municipal bond funds provided firm support for the market throughout the past year.

Maryland Underperformed the National Municipal Market

While Maryland's economic growth has been uneven during the past year, the state has nonetheless recovered all of the jobs it lost in the recession that followed the 2008 financial crisis. Still, the pace of hiring remained tepid and much of the drop in the unemployment rates has been the result of a decline in the state's labor force. The result has been relative weakness in consumer balance sheets relative to the rest of the country, which has put a lid on the state's housing market. On the plus side, strength in the health care sector and the introduction of two major infrastructure projects have the potential to provide longer-term support to Maryland's economy. In addition, the reduced headwind of federal budget cuts should aid the employment market, consumer spending and the longer term outlook for the housing market.

Maryland's municipal bond market underperformed during the period due to the higher credit quality of local and state general obligations bonds. Maryland's debt is AAA rated, and many of the large municipalities are rated AA2 or higher. At a time in which lower quality bonds outperformed, Maryland's higher credit quality was a headwind to relative performance.

Annual Report 2015
4

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

The Fund underperformed its benchmark during the 12-month period. The Fund had a below-benchmark weighting in the longer end of the intermediate-term segment (bonds with maturities of 12 to 17 years), which was a drag on performance given that this was the best performing maturity area. However, the Fund's positions in bonds within the seven- to 12-year maturity range added to results. In addition, our holdings in this range delivered better performance than the components of the benchmark.

The Fund's exposure to the short end of the yield curve, or bonds with maturities of zero to three years, detracted from performance as this segment of the market delivered weak results. We sought to decrease the Fund's exposure to the very short end of the yield curve during the course of the period, while increasing its position in A and BBB rated bonds in the hospitals, transportation and housing sectors. The reduction in shorter term bonds in favor of longer term issues helped keep the Fund's duration (interest rate sensitivity) close to neutral, and it added yield to the portfolio.

At a time in which higher quality securities underperformed their lower quality counterparts, the Fund's exposure to AAA and AA rated local general obligation bonds (GOs) detracted from returns. GOs also tend to have shorter maturities than bonds in the benchmark, which was an additional headwind to their results. We sought to offset the weighting in higher quality GO debt with exposure to BBB rated securities. BBBs outperformed the broader market by a comfortable margin, so this aspect of our positioning aided performance.

On a sector basis, hospitals, education and electric revenue bonds all performed well during the period. Hospital bonds, which represent a large overweight in the Fund relative to the benchmark, outperformed the broader market by a comfortable margin during the period. Water & sewer and transportation issues lagged during the year due to their shorter average maturities relative to the benchmark. Pre-refunded issues, which have a meaningful weight within the Fund also underperformed due to their higher quality and shorter maturities. Still, pre-refunded bonds can play a valuable role since they can provide liquidity at times of market stress.

Fund Positioning

We maintained a duration (interest-rate sensitivity) that was neutral to slightly long vs. the benchmark during the past year. Going forward, we currently intend to take a cautious stance on interest rates by maintaining a roughly neutral duration. Our overall quality positioning, along with the purchases we made during the period, continued to emphasize A and BBB rated issues for the additional income they offer. While yield spreads in these credit tiers have tightened considerably (meaning that investors are being paid less for the associated risks), we currently believe they still offer the most compelling relative value. Given the steep yield curve, we see value at this time in bonds maturing in the seven- to 12-year range.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
5

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.70	1,020.78	4.03	4.06	0.81
Class B	1,000.00	1,000.00	1,002.00	1,017.06	7.74	7.80	1.56
Class C	1,000.00	1,000.00	1,002.00	1,017.06	7.74	7.80	1.56
Class R4	1,000.00	1,000.00	1,007.90	1,022.02	2.79	2.81	0.56
Class Z	1,000.00	1,000.00	1,006.90	1,022.02	2.79	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISPOSAL 1.3%
Maryland Environmental Service Revenue Bonds Mid Shore II Regional Landfill Series 2011 11/01/24	5.000%	1,030,000	1,186,653
HIGHER EDUCATION 4.6%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Maryland Institute College of Art Series 2012 06/01/29	5.000%	1,000,000	1,101,960
Notre Dame of Maryland University Series 2012 10/01/32	5.000%	1,000,000	1,070,250
Montgomery County Authority Refunding Revenue Bonds Series 2014 05/01/27	5.000%	500,000	584,550
Morgan State University Refunding Revenue Bonds Series 2012 07/01/30	5.000%	150,000	168,497
University System of Maryland Refunding Revenue Bonds Series 2015A 04/01/24	5.000%	1,000,000	1,234,750
Total			4,160,007
HOSPITAL 13.7%
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Anne Arundel Health System Series 2014 07/01/29	5.000%	750,000	845,077
MedStar Health, Inc. Series 2015 08/15/33	5.000%	1,000,000	1,119,870
Peninsula Regional Medical Center Series 2015 07/01/32	5.000%	1,000,000	1,112,590
Western Maryland Health System Series 2014 07/01/34	5.250%	1,500,000	1,673,145
Revenue Bonds Carroll Hospital Series 2012A 07/01/26	5.000%	1,210,000	1,359,641
07/01/27	5.000%	1,000,000	1,115,150
Johns Hopkins Health System Series 2012 07/01/28	5.000%	1,000,000	1,153,200

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Johns Hopkins Health System Series 2013C 05/15/33	5.000%	1,500,000	1,702,605
MedStar Health Series 2011 08/15/22	5.000%	1,620,000	1,895,416
Maryland Health & Higher Educational Facilities Authority(a) Refunding Revenue Bonds University of Maryland Medical System Series 2015 07/01/28	5.000%	500,000	572,090
Total			12,548,784
INVESTOR OWNED 3.2%
Maryland Economic Development Corp. Refunding Revenue Bonds Potomac Series 2009 09/01/22	6.200%	2,500,000	2,942,375
LOCAL APPROPRIATION 3.5%
City of Baltimore Refunding Certificate of Participation Series 2010A 10/01/17	5.000%	1,500,000	1,643,415
Howard County Housing Commission Revenue Bonds Roger Carter Recreation Center Project Series 2011 06/01/26	5.000%	585,000	661,799
Maryland State Transportation Authority Refunding Revenue Bonds Metrorail Parking Projects Series 2014 07/01/23	4.000%	750,000	849,195
Total			3,154,409
LOCAL GENERAL OBLIGATION 12.2%
City of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008A (AGM) 10/15/22	5.000%	2,000,000	2,253,040
County of Anne Arundel Limited General Obligation Bonds Consolidated General Improvement Series 2015 04/01/27	5.000%	1,500,000	1,838,715
County of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008 02/01/18	5.000%	1,000,000	1,112,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Frederick Unlimited General Obligation Refunding Bonds Public Facilities Series 2006 11/01/18	5.250%	2,005,000	2,291,334
11/01/21	5.250%	2,500,000	3,046,700
County of Prince George's Limited General Obligation Refunding & Public Improvement Bonds Consolidated Series 2011B 09/15/20	5.000%	500,000	593,800
Total			11,136,189
MULTI-FAMILY 6.0%
Maryland Economic Development Corp. Refunding Revenue Bonds Morgan State University Project Senior Series 2012 07/01/20	4.000%	550,000	584,683
University of Maryland-Baltimore County Project Series 2006 (XLCA) 07/01/20	5.000%	600,000	620,514
University of Maryland-College Park Projects Series 2006 (AGCP) 06/01/19	5.000%	1,000,000	1,047,420
Revenue Bonds Salisbury University Project Series 2012 06/01/27	5.000%	1,100,000	1,202,729
Towson University Project Senior Series 2007A 07/01/24	5.250%	1,185,000	1,241,690
Senior Series 2012 07/01/27	5.000%	700,000	759,801
Total			5,456,837
MUNICIPAL POWER 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	220,000	260,630
OTHER BOND ISSUE 3.9%
County of Montgomery Revenue Bonds Department of Liquor Control Series 2009A 04/01/22	5.000%	2,055,000	2,321,698
Maryland Community Development Administration Revenue Bonds Capital Fund Securitization Series 2003 (AGM) 07/01/21	4.400%	535,000	536,107

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Marlborough Apartments Series 2014 12/15/31	3.450%	750,000	733,238
Total			3,591,043
OTHER INDUSTRIAL DEVELOPMENT BOND 1.7%
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	1,425,000	1,579,898
POOL/BOND BANK 1.2%
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008A 03/01/23	5.000%	1,000,000	1,109,270
REFUNDED / ESCROWED 8.6%
City of Baltimore Prerefunded 07/01/17 Revenue Bonds Wastewater Projects Series 2007D (AMBAC) 07/01/19	5.000%	1,250,000	1,366,363
Prerefunded 07/01/18 Revenue Bonds Wastewater Projects Series 2008A (AGM) 07/01/21	5.000%	1,250,000	1,406,425
Revenue Bonds Water Project Series 1994A Escrowed to Maturity (FGIC) 07/01/24	5.000%	1,400,000	1,675,506
Maryland Health & Higher Educational Facilities Authority Prerefunded 07/01/16 Revenue Bonds FHA Insured Mortgage-Western Health Series 2006A 01/01/20	5.000%	1,450,000	1,527,386
Maryland State Transportation Authority Revenue Bonds Series 1978 Escrowed to Maturity 07/01/16	6.800%	165,000	171,509
State of Maryland Prerefunded 03/01/19 Unlimited General Obligation Bonds State & Local Facilities 1st Series 2009C 03/01/21	5.000%	1,500,000	1,719,345
Total			7,866,534

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 6.1%
City of Gaithersburg Refunding Revenue Bonds Asbury Obligation Group Series 2009B 01/01/23	6.000%	1,250,000	1,402,925
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/22	5.000%	1,045,000	1,099,904
01/01/27	5.000%	2,000,000	2,080,520
Maryland Health & Higher Educational Facilities Authority Revenue Bonds King Farm Presbyterian Community Series 2007A 01/01/27	5.250%	1,000,000	1,029,730
Total			5,613,079
SPECIAL NON PROPERTY TAX 7.2%
State of Maryland Department of Transportation Revenue Bonds Series 2008 02/15/22	5.000%	3,125,000	3,484,906
Series 2009 06/15/21	4.000%	1,495,000	1,649,000
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	350,000	385,784
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(b) 10/01/17	5.000%	1,000,000	1,080,720
Total			6,600,410
SPECIAL PROPERTY TAX 4.6%
Anne Arundel County Consolidated District Special Tax Refunding Bonds Villages of Dorchester & Farmington Series 2013 07/01/23	5.000%	225,000	264,150
07/01/24	5.000%	500,000	596,115
County of Frederick Special Tax Bonds Urbana Community Development Authority Series 2010A 07/01/25	5.000%	2,500,000	2,829,125

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Montgomery Refunding Special Tax Bonds West Germantown Development District Series 2014 07/01/25	4.000%	485,000	529,722
Total			4,219,112
STATE APPROPRIATED 4.0%
Maryland Economic Development Corp. Refunding Revenue Bonds Department of Transportation Headquarters Series 2010 06/01/22	4.500%	2,675,000	3,132,933
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2006A 12/15/19	5.250%	500,000	560,840
Total			3,693,773
STATE GENERAL OBLIGATION 4.2%
State of Maryland Unlimited General Obligation Bonds Series 2015A 03/01/27	4.000%	1,500,000	1,655,835
State & Local Facilities-Capital Improvement 1st Series 2003A 03/01/17	5.250%	2,000,000	2,170,480
Total			3,826,315
TRANSPORTATION 3.8%
Washington Metropolitan Area Transit Authority Revenue Bonds Transit Series 2009 07/01/23	5.250%	3,000,000	3,448,980
TURNPIKE/BRIDGE/TOLL ROAD 2.5%
Maryland State Transportation Authority Revenue Bonds Series 2009A 07/01/22	5.000%	2,000,000	2,294,260
WATER & SEWER 5.5%
City of Baltimore Revenue Bonds Subordinated Series 2014A 07/01/32	5.000%	1,000,000	1,154,940
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008 03/01/21	5.000%	2,500,000	2,770,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington Suburban Sanitary Commission Unlimited General Obligation Refunding & Public Improvement Bonds Series 2009 06/01/21	4.000%	1,000,000	1,099,880
Total			5,025,770
Total Municipal Bonds (Cost: $84,045,448)			89,714,328
Total Investments (Cost: $84,045,448)			89,714,328
Other Assets & Liabilities, Net			1,758,311
Net Assets			91,472,639

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $1,727,134 or 1.89% of net assets.

Abbreviation Legend

AGCP  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	89,714,328	—	89,714,328
Total Bonds	—	89,714,328	—	89,714,328
Total	—	89,714,328	—	89,714,328

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $84,045,448)	$89,714,328
Cash	1,035,471
Receivable for:
Investments sold	777,795
Capital shares sold	87,281
Interest	1,141,580
Expense reimbursement due from Investment Manager	460
Prepaid expenses	636
Total assets	92,757,551
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	572,090
Capital shares purchased	324,255
Dividend distributions to shareholders	223,107
Investment management fees	1,006
Distribution and/or service fees	219
Transfer agent fees	16,300
Administration fees	176
Compensation of board members	117,638
Other expenses	30,121
Total liabilities	1,284,912
Net assets applicable to outstanding capital stock	$91,472,639
Represented by
Paid-in capital	$87,501,532
Undistributed net investment income	238,389
Accumulated net realized loss	(1,936,162)
Unrealized appreciation (depreciation) on:
Investments	5,668,880
Total — representing net assets applicable to outstanding capital stock	$91,472,639

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$20,593,005
Shares outstanding	1,905,541
Net asset value per share	$10.81
Maximum offering price per share(a)	$11.14
Class B
Net assets	$39,890
Shares outstanding	3,688
Net asset value per share	$10.82
Class C
Net assets	$2,796,489
Shares outstanding	258,729
Net asset value per share	$10.81
Class R4
Net assets	$10,111
Shares outstanding	936
Net asset value per share(b)	$10.81
Class Z
Net assets	$68,033,144
Shares outstanding	6,294,336
Net asset value per share	$10.81

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$46
Interest	3,274,695
Total income	3,274,741
Expenses:
Investment management fees	356,411
Distribution and/or service fees
Class A	51,518
Class B	513
Class C	28,315
Transfer agent fees
Class A	41,790
Class B	103
Class C	5,750
Class R4	20
Class Z	133,204
Administration fees	62,372
Compensation of board members	19,693
Custodian fees	1,608
Printing and postage fees	22,390
Registration fees	21,751
Professional fees	32,241
Other	9,291
Total expenses	786,970
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(207,608)
Expense reductions	(40)
Total net expenses	579,322
Net investment income	2,695,419
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	387,814
Net realized gain	387,814
Net change in unrealized appreciation (depreciation) on:
Investments	(373,834)
Net change in unrealized depreciation	(373,834)
Net realized and unrealized gain	13,980
Net increase in net assets resulting from operations	$2,709,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$2,695,419	$3,286,933
Net realized gain	387,814	34,332
Net change in unrealized depreciation	(373,834)	(4,767,002)
Net increase (decrease) in net assets resulting from operations	2,709,399	(1,445,737)
Distributions to shareholders
Net investment income
Class A	(590,612)	(643,382)
Class B	(1,088)	(2,171)
Class C	(59,853)	(56,542)
Class R4	(317)	(95)
Class Z	(2,043,611)	(2,584,743)
Total distributions to shareholders	(2,695,481)	(3,286,933)
Increase (decrease) in net assets from capital stock activity	3,951,978	(44,693,945)
Total increase (decrease) in net assets	3,965,896	(49,426,615)
Net assets at beginning of year	87,506,743	136,933,358
Net assets at end of year	$91,472,639	$87,506,743
Undistributed net investment income	$238,389	$238,451

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	171,905	1,869,867	141,386	1,520,318
Distributions reinvested	18,908	205,688	19,255	206,011
Redemptions	(227,030)	(2,469,501)	(352,147)	(3,751,151)
Net decrease	(36,217)	(393,946)	(191,506)	(2,024,822)
Class B shares
Subscriptions	37	401	51	547
Distributions reinvested	61	664	152	1,624
Redemptions(a)	(4,968)	(54,095)	(2,341)	(24,948)
Net decrease	(4,870)	(53,030)	(2,138)	(22,777)
Class C shares
Subscriptions	71,282	775,231	72,895	778,361
Distributions reinvested	4,191	45,591	4,373	46,796
Redemptions	(63,582)	(693,430)	(94,158)	(1,005,515)
Net increase (decrease)	11,891	127,392	(16,890)	(180,358)
Class R4 shares
Subscriptions	—	—	710	7,600
Distributions reinvested	—	—	(1)	(6)
Net increase	—	—	709	7,594
Class Z shares
Subscriptions	1,253,645	13,656,825	393,787	4,210,648
Distributions reinvested	15,889	172,841	15,083	161,405
Redemptions	(877,880)	(9,558,104)	(4,386,820)	(46,845,635)
Net increase (decrease)	391,654	4,271,562	(3,977,950)	(42,473,582)
Total net increase (decrease)	362,458	3,951,978	(4,187,775)	(44,693,945)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.80		$11.14		$11.05		$10.96		$10.41		$10.53
Income from investment operations:
Net investment income	0.31		0.32		0.30		0.03		0.33		0.34
Net realized and unrealized gain (loss)	0.01		(0.34)		0.09		0.09		0.55		(0.12)
Total from investment operations	0.32		(0.02)		0.39		0.12		0.88		0.22
Less distributions to shareholders:
Net investment income	(0.31)		(0.32)		(0.30)		(0.03)		(0.33)		(0.34)
Total distributions to shareholders	(0.31)		(0.32)		(0.30)		(0.03)		(0.33)		(0.34)
Net asset value, end of period	$10.81		$10.80		$11.14		$11.05		$10.96		$10.41
Total return	3.00%		(0.16%)		3.58%		1.05%		8.55%		2.05%
Ratios to average net assets(b)
Total gross expenses	1.04%		1.05%		1.01%		1.05	%(c)	1.03%		0.97%
Total net expenses(d)	0.81	%(e)	0.81	%(e)	0.81	%(e)	0.80	%(c)	0.80	%(e)	0.80	%(e)
Net investment income	2.87%		2.94%		2.72%		2.83	%(c)	3.07%		3.18%
Supplemental data
Net assets, end of period (in thousands)	$20,593		$20,973		$23,767		$24,781		$24,708		$23,454
Portfolio turnover	10%		2%		15%		1%		7%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.81		$11.15		$11.06		$10.97		$10.42		$10.54
Income from investment operations:
Net investment income	0.23		0.23		0.22		0.02		0.25		0.26
Net realized and unrealized gain (loss)	0.01		(0.34)		0.09		0.09		0.55		(0.12)
Total from investment operations	0.24		(0.11)		0.31		0.11		0.80		0.14
Less distributions to shareholders:
Net investment income	(0.23)		(0.23)		(0.22)		(0.02)		(0.25)		(0.26)
Total distributions to shareholders	(0.23)		(0.23)		(0.22)		(0.02)		(0.25)		(0.26)
Net asset value, end of period	$10.82		$10.81		$11.15		$11.06		$10.97		$10.42
Total return	2.22%		(0.90%)		2.81%		0.99%		7.73%		1.30%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.79%		1.75%		1.80	%(c)	1.81%		1.72%
Total net expenses(d)	1.56	%(e)	1.56	%(e)	1.56	%(e)	1.55	%(c)	1.55	%(e)	1.55	%(e)
Net investment income	2.13%		2.18%		1.96%		2.08	%(c)	2.34%		2.43%
Supplemental data
Net assets, end of period (in thousands)	$40		$93		$119		$166		$164		$371
Portfolio turnover	10%		2%		15%		1%		7%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.80		$11.14		$11.05		$10.96		$10.41		$10.53
Income from investment operations:
Net investment income	0.23		0.24		0.22		0.02		0.25		0.26
Net realized and unrealized gain (loss)	0.01		(0.34)		0.09		0.09		0.55		(0.12)
Total from investment operations	0.24		(0.10)		0.31		0.11		0.80		0.14
Less distributions to shareholders:
Net investment income	(0.23)		(0.24)		(0.22)		(0.02)		(0.25)		(0.26)
Total distributions to shareholders	(0.23)		(0.24)		(0.22)		(0.02)		(0.25)		(0.26)
Net asset value, end of period	$10.81		$10.80		$11.14		$11.05		$10.96		$10.41
Total return	2.23%		(0.90%)		2.81%		0.99%		7.74%		1.29%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.80%		1.76%		1.80	%(c)	1.78%		1.72%
Total net expenses(d)	1.56	%(e)	1.56	%(e)	1.56	%(e)	1.55	%(c)	1.55	%(e)	1.55	%(e)
Net investment income	2.11%		2.19%		1.96%		2.09	%(c)	2.33%		2.42%
Supplemental data
Net assets, end of period (in thousands)	$2,796		$2,666		$2,939		$2,822		$2,838		$3,705
Portfolio turnover	10%		2%		15%		1%		7%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.80		$11.14		$11.06
Income from investment operations:
Net investment income	0.34		0.34		0.04
Net realized and unrealized gain (loss)	0.01		(0.34)		0.08
Total from investment operations	0.35		—		0.12
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.04)
Total distributions to shareholders	(0.34)		(0.34)		(0.04)
Net asset value, end of period	$10.81		$10.80		$11.14
Total return	3.25%		0.08%		1.06%
Ratios to average net assets(b)
Total gross expenses	0.78%		0.81%		0.71	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.55	%(c)
Net investment income	3.12%		3.24%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10		$10		$3
Portfolio turnover	10%		2%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.80		$11.14		$11.05		$10.96		$10.41		$10.53
Income from investment operations:
Net investment income	0.34		0.34		0.33		0.03		0.36		0.36
Net realized and unrealized gain (loss)	0.01		(0.34)		0.09		0.09		0.55		(0.11)
Total from investment operations	0.35		—		0.42		0.12		0.91		0.25
Less distributions to shareholders:
Net investment income	(0.34)		(0.34)		(0.33)		(0.03)		(0.36)		(0.37)
Total distributions to shareholders	(0.34)		(0.34)		(0.33)		(0.03)		(0.36)		(0.37)
Net asset value, end of period	$10.81		$10.80		$11.14		$11.05		$10.96		$10.41
Total return	3.26%		0.09%		3.84%		1.07%		8.82%		2.31%
Ratios to average net assets(b)
Total gross expenses	0.79%		0.79%		0.76%		0.80	%(c)	0.77%		0.72%
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.56	%(e)	0.55	%(c)	0.55	%(e)	0.55	%(e)
Net investment income	3.12%		3.17%		2.96%		3.07	%(c)	3.31%		3.43%
Supplemental data
Net assets, end of period (in thousands)	$68,033		$63,765		$110,105		$110,126		$109,482		$103,031
Portfolio turnover	10%		2%		15%		1%		7%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia AMT-Free Maryland Intermediate Muni Bond Fund (formerly known as Columbia Maryland Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective July 7, 2014, Columbia Maryland Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Maryland Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a

Annual Report 2015
22

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Annual Report 2015
23

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $1,279.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.19
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service

Annual Report 2015
24

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $16,230 for Class A and $606 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$13,518	$57,964
Tax-exempt income	2,681,963	3,228,969
Total	$2,695,481	$3,286,933

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$578,491
Capital loss carryforwards	(1,936,162)
Net unrealized appreciation	5,668,880

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

At April 30, 2015, the cost of investments for federal income tax purposes was $84,045,448 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,827,685
Unrealized depreciation	(158,805)
Net unrealized appreciation	5,668,880

The following capital loss carryforwards, determined at April 30, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	1,936,162

For the year ended April 30, 2015, $387,814 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $14,076,932 and $9,124,100, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 81.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A.

whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
27

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free Maryland Intermediate Muni Bond Fund (formerly known as Columbia Maryland Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Maryland Intermediate Muni Bond Fund (formerly known as Columbia Maryland Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

Annual Report 2015
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.50%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2015
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

Annual Report 2015
33

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Maryland Intermediate Muni Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
35

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
36

COLUMBIA AMT-FREE MARYLAND INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Columbia AMT-Free Maryland Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN190_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Approval of Investment Management Services Agreement	37
Important Information About This Report	39

Annual Report 2015

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.05% excluding sales charges for the 12-month period that ended April 30, 2015. Class Z shares of the Fund returned 3.21% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period.

■  The Fund's duration positioning was the largest factor in its underperformance. Duration is a measure of interest rate sensitivity.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	05/05/92
Excluding sales charges		3.05	3.63	3.49
Including sales charges		0.00	3.00	3.17
Class B	06/08/93
Excluding sales charges		2.27	2.88	2.73
Including sales charges		-0.71	2.88	2.73
Class C	06/17/92
Excluding sales charges		2.18	2.86	2.72
Including sales charges		1.18	2.86	2.72
Class R4*	03/19/13	3.21	3.89	3.75
Class Z	01/06/92	3.21	3.89	3.75
Barclays 3-15 Year Blend Municipal Bond Index		3.76	4.35	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.05% excluding sales charges. Class Z shares of the Fund returned 3.21% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period. The Fund's duration positioning was the largest factor in its underperformance. Duration is a measure of interest rate sensitivity.

Market Overview

The U.S. municipal bond market generated positive performance during the past 12 months, with intermediate- and longer term debt generating the best results. While short-term bonds were pressured by the possibility that the U.S. Federal Reserve may begin to increase interest rates before the end of 2015, longer term issues were aided by the environment of slow growth, low inflation and investors' continued search for yield. Lower rated investment-grade bonds — those rated A and BBB — delivered the best returns and soundly outperformed high-rated AAA debt. On a sector basis, hospital and transportation issues outperformed. State and local general obligation bonds, which tend to be higher quality, lagged the returns of revenue bonds during the period.

Beginning in the fourth quarter of 2014, the supply of new municipal issues began to increase. The number of current and advanced refundings jumped considerably, and that trend continued into 2015 as issuers took advantage of lower rates to refinance older, higher yielding bonds. This is positive for issuers' credit outlook, as it allows them to reduce their interest costs. For bond holders, however, the refundings often cause higher yielding bonds to be called away from their portfolios, with the proceeds needing to be reinvested in lower yielding securities. Supply expectations for 2015 had risen to $400 billion by the close of the period, with the largest increase in refunding volume. On the demand side, continued flows into municipal bond funds provided firm support for the market throughout the past year.

South Carolina's Market Underperformed Despite Robust Economy

South Carolina's economy is recovering at a stronger pace than that of the United States, and the state has recovered all of the employment losses that occurred during the recession that followed the 2008 financial crisis. Strength in the auto and manufacturing sectors has propelled the state to one of the highest rates of payroll growth in the country. Low energy and business costs, together with South Carolina's business-friendly policies, are supporting both the outlook for both employment and investment. Further, the state's ports have benefited from the shipping disruptions that occurred in West Coast ports early in 2015. The state is also experiencing healthy population growth, which should provide a firm underpinning for its economy over time. Still, South Carolina municipal bonds — while finishing with a positive absolute return — nonetheless modestly underperformed the national municipal bond market.

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2015)
AAA rating	3.1
AA rating	46.9
A rating	43.2
BBB rating	1.4
BB rating	2.3
Not rated	3.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Contributors and Detractors

The Fund underperformed its benchmark during the 12-month period. The Fund began the period with slightly shorter duration (lower interest-rate sensitivity) relative to the benchmark. Given that rates fell during the period, this positioning was a headwind to performance. During the course of the period, we decreased the Fund exposure to very short maturities and added bonds with maturities in the 12- to 17-year range, which added to results. An addition to the six- to 12-year maturity segment also contributed positively to performance. The Fund is overweight in this segment and underweight in the two- to six-year range. This aspect of our positioning was a positive for performance, as longer maturities outperformed during the period.

The Fund's overweight position in A rated bonds, which performed better than higher rated AAA and AA issues, was an additional positive for performance. The Fund's positions in BBB rated bonds, the lowest rated credit tier within the investment-grade market, were the strongest performers for the period.

The Fund has a larger allocation to pre-refunded bonds than the benchmark, which detracted from performance given that this segment lagged the overall market due to its shorter average maturities. However, the pre-refunded bonds held in the Fund outperformed the pre-refunded bonds in the benchmark, a positive for relative performance.

Our positions in hospital issues, special tax bonds and education issues all performed well during the 12-month period. Transportation issues matched the overall results of the benchmark, while water & sewer issues, which tend to be of higher quality, lagged.

Fund Positioning

Going forward, we currently intend to take a cautious stance on interest rates by maintaining a roughly neutral duration. Our overall quality positioning, along with the purchases we made during the period, continued to emphasize A and BBB rated issues for the additional income they offer. While yield spreads in these credit tiers have tightened considerably (meaning that investors are being paid less for the associated risks), we currently believe they still offer the most compelling relative value. Given the steep yield curve, we see value at this time in bonds maturing in the seven- to 12-year range.

Annual Report 2015
6

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.90	1,020.78	4.03	4.06	0.81
Class B	1,000.00	1,000.00	1,002.10	1,017.06	7.74	7.80	1.56
Class C	1,000.00	1,000.00	1,001.10	1,017.06	7.74	7.80	1.56
Class R4	1,000.00	1,000.00	1,006.20	1,022.02	2.79	2.81	0.56
Class Z	1,000.00	1,000.00	1,006.20	1,022.02	2.79	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 2.0%
County of Horry Revenue Bonds Series 2010A 07/01/18	5.000%	1,315,000	1,453,470
07/01/20	5.000%	1,150,000	1,315,278
Total			2,768,748
HIGHER EDUCATION 4.5%
Clemson University Revenue Bonds Athletic Facility Series 2014A 05/01/28	5.000%	1,170,000	1,382,027
Coastal Carolina University Revenue Bonds Series 2015 06/01/24	5.000%	1,500,000	1,808,280
University of South Carolina Revenue Bonds Moore School of Business Project Series 2012 05/01/26	5.000%	1,500,000	1,750,380
Series 2008A (AGM) 06/01/21	5.000%	1,060,000	1,180,469
Total			6,121,156
HOSPITAL 16.0%
County of Florence Refunding Revenue Bonds McLeod Regional Medical Center Project Series 2014 11/01/31	5.000%	1,500,000	1,725,045
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/27	5.000%	1,750,000	1,972,425
10/01/31	5.000%	2,000,000	2,208,740
Greenville Health System Refunding Revenue Bonds Series 2008A 05/01/21	5.250%	2,750,000	3,065,810
Lexington County Health Services District, Inc. Refunding Revenue Bonds Series 2007 11/01/17	5.000%	1,230,000	1,353,972
11/01/18	5.000%	1,000,000	1,097,220
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Anmed Health Project Series 2010 02/01/17	5.000%	500,000	535,075

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palmetto Health Series 2005A (AGM) 08/01/21	5.250%	3,000,000	3,334,890
Revenue Bonds Bon Secours Health System, Inc. Series 2013 11/01/20	5.000%	2,000,000	2,319,040
11/01/24	5.000%	450,000	520,965
Kershaw County Medical Center Project Series 2008 09/15/25	5.500%	1,925,000	2,103,582
Spartanburg Regional Health Services District Revenue Bonds Series 2008A 04/15/19	5.000%	1,225,000	1,353,417
Total			21,590,181
JOINT POWER AUTHORITY 7.6%
Easley Combined Utility System Refunding Revenue Bonds Series 2011 (AGM) 12/01/28	5.000%	1,000,000	1,115,060
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2008A-3 (AGM) 01/01/17	5.000%	2,000,000	2,141,420
01/01/18	5.000%	3,050,000	3,365,431
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2009A 01/01/28	5.000%	2,000,000	2,222,460
Series 2014B 12/01/32	5.000%	1,250,000	1,407,250
Total			10,251,621
LOCAL APPROPRIATION 14.9%
Berkeley County School District Refunding Revenue Bonds Securing Assets for Education Series 2015A 12/01/27	5.000%	1,500,000	1,738,380
Charleston Educational Excellence Finance Corp. Refunding Revenue Bonds Charleston County School Series 2013 12/01/25	5.000%	2,000,000	2,393,820
City of North Charleston Revenue Bonds Series 2012 06/01/29	5.000%	2,280,000	2,561,352

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dorchester County School District No. 2 Refunding Revenue Bonds Growth Installment Purchase Series 2013 12/01/27	5.000%	1,000,000	1,158,920
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2006 12/01/27	5.000%	1,300,000	1,386,307
Lexington One School Facilities Corp. Refunding Revenue Bonds Lexington County School District Series 2015 12/01/26	5.000%	835,000	972,525
Lexington School District No. 2 Educational Facilities Corp. Refunding Revenue Bonds Series 2015B 12/01/26	5.000%	1,815,000	2,128,269
Newberry Investing in Children's Education Refunding Revenue Bonds Newberry County School District Series 2014 12/01/29	5.000%	1,500,000	1,725,345
SCAGO Educational Facilities Corp. for Cherokee School District No. 1 Refunding Revenue Bonds Series 2015(a) 12/01/28	5.000%	1,830,000	2,102,487
SCAGO Educational Facilities Corp. for Pickens School District Refunding Revenue Bonds Series 2015 12/01/30	5.000%	1,275,000	1,459,633
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter County School District No. 2 Series 2007 12/01/17	5.000%	1,000,000	1,098,740
Town of Hilton Head Island Revenue Bonds Series 2011A 06/01/23	5.000%	555,000	659,495
06/01/24	5.000%	580,000	685,548
Total			20,070,821
LOCAL GENERAL OBLIGATION 8.9%
Anderson County School District No. 4 Unlimited General Obligation Refunding Bonds Series 2015A 03/01/25	5.000%	1,255,000	1,556,150

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Beaufort County School District Unlimited General Obligation Bonds Series 2014B 03/01/23	5.000%	1,190,000	1,450,336
Unlimited General Obligation Refunding Bonds Series 2015A 03/01/24	5.000%	2,000,000	2,453,440
County of Charleston Unlimited General Obligation Bonds Improvement Series 2009A 08/01/23	5.000%	2,000,000	2,305,420
Horry County School District Unlimited General Obligation Refunding Bonds South Carolina School District Series 2015A 03/01/27	5.000%	2,630,000	3,210,862
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Series 2015 04/01/34	5.000%	940,000	1,065,715
Total			12,041,923
MUNICIPAL POWER 1.6%
City of Rock Hill Combined Utility System Refunding Revenue Bonds Series 2012A (AGM) 01/01/23	5.000%	1,560,000	1,827,041
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	315,000	373,174
Total			2,200,215
PORTS 0.9%
South Carolina Ports Authority Revenue Bonds Series 2010 07/01/23	5.250%	1,000,000	1,171,450
PREP SCHOOL 1.1%
South Carolina Jobs-Economic Development Authority Revenue Bonds Series 2015A 08/15/35	5.125%	1,000,000	1,001,450
York Preparatory Academy Project Series 2014A 11/01/33	7.000%	500,000	548,725
Total			1,550,175

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
REFUNDED / ESCROWED 10.1%
Berkeley County School District Prerefunded 12/01/16 Revenue Bonds Securing Assets for Education Series 2006 12/01/21	5.000%	2,000,000	2,142,040
12/01/22	5.000%	3,545,000	3,796,766
Charleston Educational Excellence Finance Corp. Prerefunded 12/01/16 Revenue Bonds Charleston County School District Project Series 2006 12/01/19	5.000%	1,000,000	1,070,500
County of Charleston Revenue Bonds Care Alliance Health Services Series 1999A Escrowed to Maturity (AGM) 08/15/15	5.125%	750,000	760,763
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(b) 07/01/18	5.500%	1,050,000	1,195,267
SCAGO Educational Facilities Corp. for Pickens School District Prerefunded 12/01/16 Revenue Bonds Pickens County Project Series 2006 (AGM) 12/01/23	5.000%	3,000,000	3,211,500
South Carolina State Public Service Authority Prerefunded 01/01/19 Revenue Bonds Series 2009B 01/01/24	5.000%	1,250,000	1,421,450
Total			13,598,286
RESOURCE RECOVERY 2.0%
Three Rivers Solid Waste Authority(c) Revenue Bonds Capital Appreciation-Landfill Gas Project Series 2007 10/01/24	0.000%	1,835,000	1,351,276
10/01/25	0.000%	1,835,000	1,292,776
Total			2,644,052
RETIREMENT COMMUNITIES 3.0%
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Episcopal Church Series 2007 04/01/16	5.000%	600,000	617,256
1st Mortgage-Lutheran Homes Series 2007 05/01/16	5.000%	1,245,000	1,279,511
05/01/21	5.375%	1,650,000	1,714,202

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	500,000	501,520
Total			4,112,489
SINGLE FAMILY 0.4%
South Carolina State Housing Finance & Development Authority Revenue Bonds Series 2010-1 (GNMA/FNMA/FHLMC) 01/01/28	5.000%	480,000	515,141
SPECIAL NON PROPERTY TAX 5.2%
City of Columbia Revenue Bonds Series 2014 02/01/33	5.000%	1,195,000	1,354,114
City of Greenville Hospitality Tax Improvement Refunding Revenue Bonds Series 2011 (AGM) 04/01/21	5.000%	1,290,000	1,498,193
City of Myrtle Beach Revenue Bonds Hospitality Fee Series 2014B 06/01/30	5.000%	560,000	635,135
City of Rock Hill Revenue Bonds Hospitality Fee Pledge Series 2013 04/01/23	5.000%	695,000	822,428
Greenville County Public Facilities Corp. Refunding Certificate of Participation Series 2014 04/01/26	5.000%	890,000	1,042,066
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	400,000	440,896
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(b) 10/01/25	5.000%	1,060,000	1,192,362
Total			6,985,194
STATE GENERAL OBLIGATION 0.9%
State of South Carolina Unlimited General Obligation Bonds Series 2014B 04/01/25	5.000%	1,000,000	1,234,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
STUDENT LOAN 1.4%
South Carolina State Education Assistance Authority Revenue Bonds Student Loan Series 2009I 10/01/24	5.000%	1,825,000	1,964,594
TRANSPORTATION 4.3%
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2005A (AMBAC) 10/01/20	5.250%	4,880,000	5,757,961
WATER & SEWER 12.9%
Anderson Regional Joint Water System Refunding Revenue Bonds Series 2012 07/15/28	5.000%	2,000,000	2,264,840
Beaufort-Jasper Water & Sewer Authority Improvement Refunding Revenue Bonds Series 2006 (AGM) 03/01/23	5.000%	1,500,000	1,632,735
03/01/25	4.750%	3,000,000	3,244,140
City of Charleston Waterworks & Sewer System Refunding Revenue Bonds Series 2009A 01/01/21	5.000%	2,500,000	2,828,450

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Columbia Waterworks & Sewer System Refunding Revenue Bonds Series 2011A 02/01/27	5.000%	1,000,000	1,151,600
County of Berkeley Water & Sewer Refunding Revenue Bonds Series 2008A (AGM) 06/01/21	5.000%	1,000,000	1,115,590
Renewable Water Resources Refunding Revenue Bonds Series 2005B (AGM) 03/01/19	5.250%	1,000,000	1,149,640
Series 2010A 01/01/20	5.000%	1,500,000	1,732,935
Series 2012 01/01/24	5.000%	1,000,000	1,178,890
Spartanburg Sanitation Sewer District Refunding Revenue Bonds Series 2014B 03/01/34	5.000%	1,000,000	1,138,150
Total			17,436,970
Total Municipal Bonds (Cost: $125,331,831)			132,015,747
Total Investments (Cost: $125,331,831)			132,015,747
Other Assets & Liabilities, Net			3,055,834
Net Assets			135,071,581

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $3,201,699 or 2.37% of net assets.

(c)  Zero coupon bond.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	132,015,747	—	132,015,747
Total Bonds	—	132,015,747	—	132,015,747
Total	—	132,015,747	—	132,015,747

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $125,331,831)	$132,015,747
Cash	3,835,294
Receivable for:
Investments sold	10,167
Capital shares sold	296,894
Interest	1,619,949
Expense reimbursement due from Investment Manager	584
Prepaid expenses	663
Total assets	137,779,298
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,120,147
Capital shares purchased	100,996
Dividend distributions to shareholders	307,438
Investment management fees	1,480
Distribution and/or service fees	592
Transfer agent fees	28,727
Administration fees	259
Compensation of board members	117,255
Other expenses	30,823
Total liabilities	2,707,717
Net assets applicable to outstanding capital stock	$135,071,581
Represented by
Paid-in capital	$126,984,560
Undistributed net investment income	1,096,315
Accumulated net realized gain	306,790
Unrealized appreciation (depreciation) on:
Investments	6,683,916
Total — representing net assets applicable to outstanding capital stock	$135,071,581

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$23,975,469
Shares outstanding	2,297,264
Net asset value per share	$10.44
Maximum offering price per share(a)	$10.76
Class B
Net assets	$19,516
Shares outstanding	1,868
Net asset value per share	$10.45
Class C
Net assets	$15,677,182
Shares outstanding	1,501,104
Net asset value per share	$10.44
Class R4
Net assets	$702,636
Shares outstanding	67,360
Net asset value per share	$10.43
Class Z
Net assets	$94,696,778
Shares outstanding	9,069,130
Net asset value per share	$10.44

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$120
Interest	4,572,112
Total income	4,572,232
Expenses:
Investment management fees	499,365
Distribution and/or service fees
Class A	57,714
Class B	223
Class C	145,789
Transfer agent fees
Class A	45,475
Class B	43
Class C	28,735
Class R4	1,402
Class Z	170,150
Administration fees	87,389
Compensation of board members	20,083
Custodian fees	1,949
Printing and postage fees	24,727
Registration fees	14,578
Professional fees	35,315
Other	9,654
Total expenses	1,142,591
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(239,755)
Total net expenses	902,836
Net investment income	3,669,396
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,177,178
Net realized gain	1,177,178
Net change in unrealized appreciation (depreciation) on:
Investments	(1,287,146)
Net change in unrealized depreciation	(1,287,146)
Net realized and unrealized loss	(109,968)
Net increase in net assets resulting from operations	$3,559,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$3,669,396	$4,117,709
Net realized gain (loss)	1,177,178	(97,074)
Net change in unrealized depreciation	(1,287,146)	(5,891,627)
Net increase (decrease) in net assets resulting from operations	3,559,428	(1,870,992)
Distributions to shareholders
Net investment income
Class A	(658,269)	(687,610)
Class B	(469)	(1,645)
Class C	(304,726)	(318,131)
Class R4	(22,206)	(8,876)
Class Z	(2,683,726)	(3,101,447)
Net realized gains
Class A	(152,738)	(10,759)
Class B	(123)	(37)
Class C	(92,934)	(6,762)
Class R4	(4,860)	(192)
Class Z	(522,659)	(43,423)
Total distributions to shareholders	(4,442,710)	(4,178,882)
Increase (decrease) in net assets from capital stock activity	11,769,274	(35,895,298)
Total increase (decrease) in net assets	10,885,992	(41,945,172)
Net assets at beginning of year	124,185,589	166,130,761
Net assets at end of year	$135,071,581	$124,185,589
Undistributed net investment income	$1,096,315	$1,096,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	521,276	5,498,534	400,356	4,172,250
Distributions reinvested	58,334	614,589	49,193	512,200
Redemptions	(349,709)	(3,681,579)	(930,682)	(9,756,565)
Net increase (decrease)	229,901	2,431,544	(481,133)	(5,072,115)
Class B shares
Distributions reinvested	41	434	138	1,442
Redemptions(a)	(506)	(5,352)	(8,167)	(85,336)
Net decrease	(465)	(4,918)	(8,029)	(83,894)
Class C shares
Subscriptions	368,504	3,888,533	289,043	3,023,842
Distributions reinvested	26,324	277,418	19,889	207,157
Redemptions	(214,770)	(2,262,894)	(428,686)	(4,467,197)
Net increase (decrease)	180,058	1,903,057	(119,754)	(1,236,198)
Class R4 shares
Subscriptions	21,378	224,983	57,136	591,829
Distributions reinvested	2,534	26,687	861	8,962
Redemptions	(14,167)	(148,643)	(614)	(6,369)
Net increase	9,745	103,027	57,383	594,422
Class Z shares
Subscriptions	2,504,284	26,481,416	1,282,166	13,381,814
Distributions reinvested	40,482	426,727	39,092	407,323
Redemptions	(1,856,834)	(19,571,579)	(4,194,741)	(43,886,650)
Net increase (decrease)	687,932	7,336,564	(2,873,483)	(30,097,513)
Total net increase (decrease)	1,107,171	11,769,274	(3,425,016)	(35,895,298)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,						Year Ended March 31,
Class A	2015	2014	2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.49	$10.89	$10.74		$10.64		$10.08		$10.17
Income from investment operations:
Net investment income	0.30	0.32	0.30		0.03		0.33		0.35
Net realized and unrealized gain (loss)	0.02 (b)	(0.40)	0.15		0.10		0.56		(0.09)
Total from investment operations	0.32	(0.08)	0.45		0.13		0.89		0.26
Less distributions to shareholders:
Net investment income	(0.30)	(0.31)	(0.30)		(0.03)		(0.33)		(0.35)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.37)	(0.32)	(0.30)		(0.03)		(0.33)		(0.35)
Net asset value, end of period	$10.44	$10.49	$10.89		$10.74		$10.64		$10.08
Total return	3.05%	(0.66%)	4.28%		1.18%		8.97%		2.54%
Ratios to average net assets(c)
Total gross expenses	1.00%	1.01%	0.97%		0.99	%(d)	1.04%		0.95%
Total net expenses(e)	0.81%	0.81%	0.81	%(f)	0.79	%(d)	0.79	%(f)	0.80	%(f)
Net investment income	2.85%	3.02%	2.81%		2.95	%(d)	3.16%		3.41%
Supplemental data
Net assets, end of period (in thousands)	$23,975	$21,694	$27,743		$24,707		$24,748		$18,513
Portfolio turnover	16%	6%	14%		0%		9%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2015	2014	2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.50	$10.89	$10.75		$10.65		$10.08		$10.18
Income from investment operations:
Net investment income	0.22	0.24	0.22		0.02		0.25		0.27
Net realized and unrealized gain (loss)	0.02 (b)	(0.39)	0.14		0.10		0.58		(0.09)
Total from investment operations	0.24	(0.15)	0.36		0.12		0.83		0.18
Less distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.22)		(0.02)		(0.26)		(0.28)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.29)	(0.24)	(0.22)		(0.02)		(0.26)		(0.28)
Net asset value, end of period	$10.45	$10.50	$10.89		$10.75		$10.65		$10.08
Total return	2.27%	(1.31%)	3.41%		1.12%		8.25%		1.70%
Ratios to average net assets(c)
Total gross expenses	1.75%	1.76%	1.72%		1.74	%(d)	1.84%		1.70%
Total net expenses(e)	1.56%	1.56%	1.55	%(f)	1.54	%(d)	1.54	%(f)	1.55	%(f)
Net investment income	2.11%	2.29%	2.07%		2.20	%(d)	2.43%		2.65%
Supplemental data
Net assets, end of period (in thousands)	$20	$24	$113		$155		$154		$246
Portfolio turnover	16%	6%	14%		0%		9%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2015	2014	2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.50	$10.89	$10.75		$10.65		$10.08		$10.18
Income from investment operations:
Net investment income	0.22	0.24	0.22		0.02		0.25		0.27
Net realized and unrealized gain (loss)	0.01 (b)	(0.39)	0.14		0.10		0.58		(0.10)
Total from investment operations	0.23	(0.15)	0.36		0.12		0.83		0.17
Less distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.22)		(0.02)		(0.26)		(0.27)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.29)	(0.24)	(0.22)		(0.02)		(0.26)		(0.27)
Net asset value, end of period	$10.44	$10.50	$10.89		$10.75		$10.65		$10.08
Total return	2.18%	(1.31%)	3.41%		1.12%		8.27%		1.68%
Ratios to average net assets(c)
Total gross expenses	1.75%	1.76%	1.72%		1.73	%(d)	1.78%		1.70%
Total net expenses(e)	1.56%	1.56%	1.55	%(f)	1.54	%(d)	1.54	%(f)	1.55	%(f)
Net investment income	2.10%	2.28%	2.06%		2.19	%(d)	2.41%		2.65%
Supplemental data
Net assets, end of period (in thousands)	$15,677	$13,871	$15,694		$14,041		$13,093		$10,031
Portfolio turnover	16%	6%	14%		0%		9%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.49		$10.88	$10.80
Income from investment operations:
Net investment income	0.33		0.34	0.04
Net realized and unrealized gain (loss)	0.00	(b)(c)	(0.38)	0.08
Total from investment operations	0.33		(0.04)	0.12
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)	(0.04)
Net realized gains	(0.07)		(0.01)	—
Total distributions to shareholders	(0.39)		(0.35)	(0.04)
Net asset value, end of period	$10.43		$10.49	$10.88
Total return	3.21%		(0.32%)	1.09%
Ratios to average net assets(d)
Total gross expenses	0.75%		0.79%	0.58	%(e)
Total net expenses(f)	0.56%		0.56%	0.53	%(e)
Net investment income	3.11%		3.34%	3.12	%(e)
Supplemental data
Net assets, end of period (in thousands)	$703		$604	$3
Portfolio turnover	16%		6%	14%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended March 31,
Class Z	2015		2014	2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.50		$10.89	$10.75		$10.65		$10.08		$10.18
Income from investment operations:
Net investment income	0.33		0.34	0.33		0.03		0.36		0.38
Net realized and unrealized gain (loss)	0.00	(b)(c)	(0.38)	0.14		0.10		0.57		(0.10)
Total from investment operations	0.33		(0.04)	0.47		0.13		0.93		0.28
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)	(0.33)		(0.03)		(0.36)		(0.38)
Net realized gains	(0.07)		(0.01)	—		—		—		—
Total distributions to shareholders	(0.39)		(0.35)	(0.33)		(0.03)		(0.36)		(0.38)
Net asset value, end of period	$10.44		$10.50	$10.89		$10.75		$10.65		$10.08
Total return	3.21%		(0.32%)	4.45%		1.20%		9.33%		2.70%
Ratios to average net assets(d)
Total gross expenses	0.75%		0.76%	0.72%		0.73	%(e)	0.78%		0.70%
Total net expenses(f)	0.56%		0.56%	0.55	%(g)	0.54	%(e)	0.54	%(g)	0.55	%(g)
Net investment income	3.10%		3.27%	3.06%		3.20	%(e)	3.42%		3.65%
Supplemental data
Net assets, end of period (in thousands)	$94,697		$87,992	$122,578		$135,227		$131,663		$127,101
Portfolio turnover	16%		6%	14%		0%		9%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (formerly known as Columbia South Carolina Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective July 7, 2014, Columbia South Carolina Intermediate Municipal Bond Fund was renamed Columbia AMT-Free South Carolina Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a

Annual Report 2015
24

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.40% of the Fund's average daily net assets.

Annual Report 2015
25

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $1,331.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.19
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily

Annual Report 2015
26

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $47,864 for Class A and $931 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment

Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$9,789	$14,472
Tax-exempt income	3,659,607	4,108,296
Long-term capital gains	773,314	56,114
Total	$4,442,710	$4,178,882

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	1,520,334
Undistributed long-term capital gains	373,205
Net unrealized appreciation	6,617,501

At April 30, 2015, the cost of investments for federal income tax purposes was $125,398,246 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,071,943
Unrealized depreciation	(454,442)
Net unrealized appreciation	$6,617,501

For the year ended April 30, 2015, $30,659 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that

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27

COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $34,306,663 and $20,140,535, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 61.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (formerly known as Columbia South Carolina Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (formerly known as Columbia South Carolina Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Capital Gain Dividend	$1,203,845
Exempt-Interest Dividends	99.73%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free South Carolina Intermediate Muni Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
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COLUMBIA AMT-FREE SOUTH CAROLINA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN231_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Approval of Investment Management Services Agreement	43
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund) Class A shares returned 3.60% excluding sales charges for the 12-month period that ended April 30, 2015. Class Z shares of the Fund returned 3.76% for the same time period.

■  During the same time period, the Barclays California 3-15 Year Blend Municipal Bond Index returned 3.82% and the Barclays 3-15 Year Blend Municipal Bond Index returned 3.76%.

■  The Fund was helped by its allocation to lower-rated investment-grade bonds, but the positive impact was offset by its positions in shorter-term debt.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	09/09/02
Excluding sales charges		3.60	4.45	4.08
Including sales charges		0.51	3.82	3.76
Class B	08/29/02
Excluding sales charges		2.82	3.67	3.30
Including sales charges		-0.18	3.67	3.30
Class C	09/11/02
Excluding sales charges		2.72	3.65	3.29
Including sales charges		1.72	3.65	3.29
Class R4*	03/19/13	3.76	4.69	4.33
Class R5*	11/08/12	3.85	4.74	4.35
Class Z	08/19/02	3.76	4.69	4.33
Barclays California 3-15 Year Blend Municipal Bond Index		3.82	4.89	4.78
Barclays 3-15 Year Blend Municipal Bond Index		3.76	4.35	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free California Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at April 30, 2015)
AAA rating	1.2
AA rating	35.0
A rating	46.9
BBB rating	13.2
BB rating	0.9
Not rated	2.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

During the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 3.60% excluding sales charges. Class Z shares of the Fund returned 3.76%. During the same time period, the Barclays California 3-15 Year Blend Municipal Bond Index returned 3.82% and the Barclays 3-15 Year Blend Municipal Bond Index returned 3.76%. The Fund was helped by its allocation to lower-rated investment-grade bonds, but the positive impact was offset by its positions in shorter-term debt.

Market Overview

The U.S. municipal bond market generated positive performance during the 12 months ended April 30, 2015, with intermediate- and longer-term debt generating the best results. While short-term bonds were pressured by the possibility that the U.S. Federal Reserve may begin to increase interest rates before the end of 2015, longer term issues were aided by the environment of slow growth, low inflation and investors' continued search for yield. Lower rated investment-grade bonds — those rated A and BBB — delivered the best returns and soundly outperformed high-rated AAA debt. On a sector basis, hospital and transportation issues outperformed. State and local general obligation bonds, which tend to be higher quality, lagged the returns of revenue bonds during the period.

Beginning in the fourth quarter of 2014, the supply of new municipal issues began to increase. The number of current and advanced refundings jumped considerably, and that trend continued into 2015 as issuers took advantage of lower rates to refinance older, higher yielding bonds. This is positive for issuers' credit outlook, as it allows them to reduce their interest costs. For bond holders, however, the refundings often cause higher yielding bonds to be called away from their portfolios, with the proceeds needing to be reinvested in lower yielding securities. Supply expectations for 2015 had risen to $400 billion by the close of the period, with the largest increase in refunding volume. On the demand side, continued flows into municipal bond funds provided firm support for the market throughout the past year.

Improving Fundamentals for California

California municipal debt performed well during the 12-month period, as a continued economic improvement led to rising government revenues at both the state and local levels. The strength of the technology industry led to a healthy increase in the state's labor force participation rate, indicating rising optimism among workers. Robust population growth and rising property prices also contributed to the improvement in the state's economy. In addition, voters approved a restructuring of California's Rainy Day Fund during November 2014, which should help the state weather the ups and downs of economic cycles. The state's improving financial condition has led to a budget surplus, and the major rating agencies lifting their ratings from the A-/Baa1 range in 2009 to the current range of Aa3/A+. In fact, all three of the major rating agencies upgraded California's debt in the last eight months. Looking ahead, the construction of a high-speed rail line linking Los Angeles and San Francisco is expected to result in significant infrastructure spending and higher growth in communities that are near the line.

Annual Report 2015
4

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

At a time in which the lower rated and longer maturity segments of the municipal market outperformed, the Fund's exposure to lower rated investment-grade bonds (those rated A and BBB) and holdings in bonds maturing eight years and beyond made positive contributions to performance. The top-performing sectors in the Fund were hospitals and special tax-related issues. Within this special-tax sector, positions in tax-allocation bonds benefitted from rising assessed property values in California.

The Fund's positions in bonds maturing in less than two years detracted from performance during the period, as these positions contributed virtually nothing to total return given the extremely low yields on short-term bonds. In addition, the timing of certain purchases we made in early 2015 hurt performance since they coincided with a short-term low in yields. (Prices and yields move in opposite directions).

Fund Positioning

We maintained a duration (interest-rate sensitivity) that was neutral to slightly long vs. the benchmark during the past year. Going forward, we currently intend to take a cautious stance on interest rates by maintaining a roughly neutral duration. We believe our overall quality positioning, along with the purchases we made during the period, continue to emphasize A and BBB rated issues for the additional income they offer. While yield spreads in these credit tiers have tightened considerably (meaning that investors are being paid less for the associated risks), we believe they still offer the most compelling relative value. Given the steep yield curve, we currently see value in bonds maturing in the seven- to 12-year range.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
5

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.80	1,021.12	3.68	3.71	0.74
Class B	1,000.00	1,000.00	1,002.00	1,017.41	7.40	7.45	1.49
Class C	1,000.00	1,000.00	1,001.10	1,017.41	7.39	7.45	1.49
Class R4	1,000.00	1,000.00	1,006.10	1,022.36	2.44	2.46	0.49
Class R5	1,000.00	1,000.00	1,006.50	1,022.81	1.99	2.01	0.40
Class Z	1,000.00	1,000.00	1,006.10	1,022.36	2.44	2.46	0.49

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 93.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 4.5%
City of Los Angeles Department of Airports Subordinated Refunding Revenue Bonds Series 2015C
05/15/29	5.000%	2,410,000	2,832,063
City of San Jose Airport Refunding Revenue Bonds Series 2014B 03/01/27	5.000%	2,000,000	2,331,800
Series 2014C
03/01/30	5.000%	2,500,000	2,850,075
Revenue Bonds Series 2007B (AMBAC) 03/01/22	5.000%	1,000,000	1,052,010
County of Orange Airport Revenue Bonds Series 2009A 07/01/25	5.250%	1,500,000	1,718,310
County of Sacramento Airport System Revenue Bonds Senior Series 2008A (AGM) 07/01/23	5.000%	1,000,000	1,115,370
San Diego County Regional Airport Authority Revenue Bonds Subordinated Series 2010A 07/01/24	5.000%	1,000,000	1,155,400
San Francisco City & County Airports Commission-San Francisco International Airport Refunding Revenue Bonds 2nd Series 2009C (AGM) 05/01/18	5.000%	1,825,000	2,049,676
Revenue Bonds Series 2011G 05/01/26	5.250%	2,000,000	2,380,540
Total			17,485,244
HIGHER EDUCATION 4.1%
California Educational Facilities Authority Revenue Bonds California Lutheran University Series 2008 10/01/21	5.250%	1,500,000	1,654,305
Pitzer College Series 2009 04/01/19	5.000%	1,610,000	1,828,976
University of Southern California Series 2009C 10/01/24	5.250%	3,000,000	3,831,000
California Municipal Finance Authority Refunding Revenue Bonds Azusa Pacific University Series 2015B 04/01/25	5.000%	395,000	450,683
04/01/26	5.000%	1,000,000	1,125,660

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Biola University Series 2013 10/01/24	5.000%	505,000	578,326
10/01/28	5.000%	840,000	930,367
California State Public Works Board Refunding Revenue Bonds California State University Series 2006A (NPFGC) 10/01/16	5.000%	1,000,000	1,064,810
California State University Revenue Bonds Systemwide Series 2009A 11/01/22	5.250%	2,500,000	2,900,375
California Statewide Communities Development Authority Revenue Bonds California Baptist University Series 2014A 11/01/23	5.125%	715,000	781,924
Lancer Plaza Project Series 2013 11/01/23	5.125%	940,000	1,017,353
Total			16,163,779
HOSPITAL 8.6%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Sharp Healthcare Series 2011A 08/01/24	5.250%	2,750,000	3,202,155
California Health Facilities Financing Authority Refunding Revenue Bonds Marshall Medical Center Series 2015 11/01/23	5.000%	325,000	385,109
Sutter Health Obligation Group Series 2011D 08/15/26	5.000%	2,250,000	2,578,342
Revenue Bonds Catholic Healthcare West Series 2009A 07/01/29	6.000%	1,250,000	1,461,038
Series 2009E 07/01/25	5.625%	1,500,000	1,705,155
Children's Hospital of Orange County Series 2009 11/01/21	6.000%	2,000,000	2,387,700
City of Hope Obligation Group Series 2012A 11/15/21	5.000%	600,000	715,134
Lucile Salter Packard Children's Hospital Series 2014 08/15/28	5.000%	300,000	353,118

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Providence Health & Services Series 2014A 10/01/30	5.000%	1,500,000	1,733,880
California Health Facilities Financing Authority(a) Refunding Revenue Bonds El Camino Hospital Series 2015A 02/01/27	5.000%	1,500,000	1,755,420
California Statewide Communities Development Authority Refunding Revenue Bonds Cottage Health System Obligation Series 2015 11/01/30	5.000%	1,000,000	1,148,260
11/01/31	5.000%	805,000	918,674
11/01/33	5.000%	750,000	850,005
Huntington Memorial Hospital Series 2014B 07/01/33	5.000%	2,300,000	2,576,161
Revenue Bonds Health Facility Adventist Health System West Series 2005A 03/01/17	5.000%	1,000,000	1,003,950
Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/27	5.000%	1,000,000	1,127,580
John Muir Health Series 2006A 08/15/17	5.000%	3,000,000	3,175,410
Kaiser Permanente Series 2009A 04/01/19	5.000%	2,000,000	2,289,300
Loma Linda University Medical Center Series 2014 12/01/34	5.250%	3,000,000	3,311,130
Sutter Health Series 2011A 08/15/26	5.500%	1,000,000	1,167,220
Total			33,844,741
INDEPENDENT POWER 1.6%
Sacramento Municipal Utility District Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/15	5.000%	1,000,000	1,008,260
07/01/29	5.125%	2,000,000	2,091,220
Sacramento Power Authority Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/15	5.250%	3,000,000	3,024,600
Total			6,124,080

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
JOINT POWER AUTHORITY 3.7%
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2008L (AGM) 07/01/21	5.000%	2,500,000	2,767,775
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No. 1 Series 2008C (AGM) 07/01/22	5.000%	3,000,000	3,355,050
Southern California Public Power Authority Refunding Revenue Bonds Series 2008A 07/01/22	5.000%	2,000,000	2,256,400
Series 2015C 07/01/26	5.000%	5,000,000	6,079,700
Total			14,458,925
LOCAL APPROPRIATION 6.4%
City & County of San Francisco Certificate of Participation Multiple Capital Improvement Projects Series 2009B 04/01/24	5.000%	1,495,000	1,687,810
City of Vista Certificate of Participation Community Projects Series 2007 (NPFGC) 05/01/21	4.750%	750,000	793,590
County of Monterey Certificate of Participation Refinancing Project Series 2009 (AGM) 08/01/17	5.000%	1,000,000	1,093,200
Los Angeles Community Redevelopment Agency Revenue Bonds VT Manchester Social Services Project Series 2005 (AMBAC) 09/01/15	5.000%	1,095,000	1,112,892
Los Angeles County Public Works Financing Authority Revenue Bonds Series 2015A 12/01/31	5.000%	2,000,000	2,289,800
12/01/32	5.000%	2,000,000	2,280,940
Oakland Joint Powers Financing Authority Refunding Revenue Bonds Oakland Administration Buildings Series 2008B (AGM) 08/01/22	5.000%	2,000,000	2,227,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pasadena Public Financing Authority Revenue Bonds Rose Bowl Renovation Series 2010A 03/01/26	5.000%	2,500,000	2,820,050
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/26	5.250%	1,085,000	1,233,276
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM) 08/01/17	5.000%	1,570,000	1,715,288
Riverside Public Financing Authority Refunding Revenue Bonds Series 2012-A 11/01/27	5.000%	2,145,000	2,390,367
11/01/28	5.000%	1,155,000	1,277,395
San Mateo Joint Powers Financing Authority Refunding Revenue Bonds Youth Services Campus Series 2008A 07/15/20	5.000%	435,000	483,655
07/15/28	5.250%	2,275,000	2,539,036
Santa Clara County Financing Authority Refunding Revenue Bonds Multiple Facilities Projects Series 2010N 05/15/17	5.000%	1,000,000	1,089,010
Total			25,033,529
LOCAL GENERAL OBLIGATION 8.5%
City of Los Angeles Unlimited General Obligation Bonds Series 2011A 09/01/25	5.000%	3,000,000	3,603,510
Compton Community College District Unlimited General Obligation Refunding Bonds Series 2012 07/01/22	5.000%	2,095,000	2,447,274
Compton Unified School District(b) Unlimited General Obligation Bonds Election of 2002 — Capital Appreciation Series 2006C (AMBAC) 06/01/23	0.000%	2,025,000	1,493,498
06/01/24	0.000%	1,925,000	1,349,117
Culver City School Facilities Financing Authority Revenue Bonds Unified School District Series 2005 (AGM) 08/01/23	5.500%	1,490,000	1,865,793

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
East Side Union High School District Unlimited General Obligation Refunding Bonds 2012 Crossover Series 2006 (AGM) 09/01/20	5.250%	1,280,000	1,525,453
Long Beach Community College District Unlimited General Obligation Bonds 2008 Election Series 2012B 08/01/23	5.000%	700,000	843,290
Long Beach Unified School District Unlimited General Obligation Bonds Series 2015D-1(b) 08/01/31	0.000%	1,375,000	718,121
Palomar Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2006 Series 2010B(b) 08/01/22	0.000%	2,140,000	1,810,782
Rancho Santiago Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 09/01/19	5.250%	1,000,000	1,170,740
Rancho Santiago Community College District(b) Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM) 09/01/31	0.000%	3,785,000	2,007,451
Rescue Union School District Unlimited General Obligation Bonds Capital Appreciation-Election of 1998 Series 2005 (NPFGC)(b) 09/01/26	0.000%	1,100,000	740,355
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(b) 09/01/15	0.000%	1,000,000	998,900
San Mateo Foster City School District Revenue Bonds Series 2005 (AGM) 08/15/19	5.500%	2,000,000	2,354,100
Saugus Union School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC) 08/01/21	5.250%	2,375,000	2,871,518
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 08/01/18	5.000%	1,045,000	1,166,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2011 (AGM) 08/01/23	5.250%	3,000,000	3,606,300
Series 2012 08/01/27	5.000%	2,365,000	2,699,411
Total			33,272,178
MULTI-FAMILY 1.2%
California Municipal Finance Authority Revenue Bonds Caritas Affordable Housing Senior Series 2014 08/15/30	5.000%	1,000,000	1,099,730
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2012
05/15/19	5.000%	1,000,000	1,117,290
05/15/20	5.000%	750,000	850,725
Revenue Bonds University of California Irvine East Campus Apartments Series 2008 05/15/17	5.000%	1,500,000	1,615,920
Total			4,683,665
MUNICIPAL POWER 6.8%
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/23	5.000%	1,000,000	1,122,220
City of Santa Clara Electric Refunding Revenue Bonds Series 2011A 07/01/29	5.375%	1,000,000	1,134,020
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	3,900,000	4,371,120
Imperial Irrigation District Refunding Revenue Bonds Systems Series 2008 11/01/21	5.250%	2,500,000	2,840,650
Series 2011D 11/01/22	5.000%	2,860,000	3,348,688
11/01/23	5.000%	1,040,000	1,211,195
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2009B 07/01/23	5.250%	2,000,000	2,341,880

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014D 07/01/33	5.000%	1,700,000	1,963,347
Subordinated Series 2007A-1 (AMBAC) 07/01/19	5.000%	1,000,000	1,096,590
Sacramento Municipal Utility District Revenue Bonds Series 2008U (AGM) 08/15/21	5.000%	1,500,000	1,696,800
State of California Department of Water Resources Revenue Bonds Subordinated Series 2005G-11 05/01/18	5.000%	2,000,000	2,238,840
Tuolumne Wind Project Authority Revenue Bonds Tuolumne Co. Project Series 2009 01/01/22	5.000%	1,000,000	1,124,490
Turlock Irrigation District Refunding Revenue Bonds First Priority Subordinated Series 2014 01/01/30	5.000%	850,000	978,741
01/01/31	5.000%	1,000,000	1,143,730
Total			26,612,311
OTHER BOND ISSUE 0.6%
Long Beach Bond Finance Authority Refunding Revenue Bonds Aquarium of the Pacific Series 2012 11/01/27	5.000%	2,210,000	2,515,267
PORTS 1.5%
Port of Los Angeles Revenue Bonds Series 2009A 08/01/23	5.250%	2,000,000	2,351,440
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007B (NPFGC) 11/01/29	5.000%	1,165,000	1,267,637
San Diego Unified Port District Refunding Revenue Bonds Series 2013A 09/01/27	5.000%	1,000,000	1,155,540
09/01/28	5.000%	1,100,000	1,254,462
Total			6,029,079

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PREP SCHOOL 0.6%
California School Finance Authority Revenue Bonds KIPP Los Angeles Projects Series 2014A 07/01/34	5.000%	600,000	635,244
California School Finance Authority(c) Revenue Bonds Alliance College-Ready Public Schools Series 2015 07/01/30	5.000%	1,700,000	1,842,290
Total			2,477,534
PREPAID GAS 0.6%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/29	6.125%	2,000,000	2,466,760
REFUNDED / ESCROWED 4.3%
Bay Area Toll Authority Prerefunded 04/01/16 Revenue Bonds San Francisco Bay Area Series 2006F (FHLMC/FNMA) 04/01/22	5.000%	1,100,000	1,147,696
California Health Facilities Financing Authority Revenue Bonds Insured Episcopal Home Series 2010B Escrowed to Maturity 02/01/19	5.100%	500,000	545,695
California State Public Works Board Revenue Bonds Various University of California Projects Series 2005D Escrowed to Maturity 05/01/15	5.000%	1,000,000	1,000,142
City & County of San Francisco Prerefunded 06/15/20 Unlimited General Obligation Bonds Earthquake Safety Series 2010E 06/15/27	5.000%	3,380,000	4,003,745
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/30	5.875%	1,000,000	1,263,460
Los Alamitos Unified School District Unlimited General Obligation Bonds School Facilities Improvement BAN Series 2011 Escrowed to Maturity(b) 09/01/16	0.000%	2,000,000	1,990,840

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Unified School District Prerefunded 07/01/16 Unlimited General Obligation Bonds Election of 2004 Series 2006G (AMBAC) 07/01/20	5.000%	1,000,000	1,055,310
Sacramento County Sanitation Districts Financing Authority Prerefunded 06/01/16 Revenue Bonds Sacramento Regional County Sanitation Series 2006 (NPFGC) 12/01/17	5.000%	1,000,000	1,051,540
Southern California Public Power Authority Prerefunded 07/01/18 Revenue Bonds Southern Transmission Project Series 2008 07/01/27	6.000%	1,000,000	1,158,990
State of California Prerefunded Unlimited General Obligation Bonds Series 2009A Escrowed to Maturity 07/01/18	5.000%	2,320,000	2,605,662
University of California Prerefunded 05/15/19 Revenue Bonds Series 2009O 05/15/20	5.000%	1,000,000	1,156,540
Total			16,979,620
RETIREMENT COMMUNITIES 5.0%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/24	5.375%	2,795,000	3,166,232
Series 2012 07/01/21	5.000%	1,000,000	1,139,040
Revenue Bonds Casa de las Campanas, Inc. Series 2010 09/01/15	4.000%	520,000	525,569
Odd Fellows Home of California Series 2012-A 04/01/32	5.000%	4,750,000	5,340,282
California Health Facilities Financing Authority Refunding Revenue Bonds Northern California Presbyterian Homes Series 2015 07/01/28	5.000%	310,000	359,414
07/01/29	5.000%	300,000	344,022
Revenue Bonds Insured California Nevada-Methodist Series 2006 07/01/26	5.000%	1,000,000	1,049,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/19	5.000%	875,000	947,809
Episcopal Communities and Services Series 2012 05/15/27	5.000%	1,520,000	1,703,251
Revenue Bonds Insured Redwoods Project Series 2013 11/15/28	5.000%	1,000,000	1,136,590
City of La Verne Refunding Certificate of Participation Brethren Hillcrest Homes Series 2014 05/15/24	5.000%	310,000	348,666
05/15/25	5.000%	530,000	592,323
05/15/26	5.000%	700,000	777,644
05/15/29	5.000%	1,135,000	1,235,221
Los Angeles County Regional Financing Authority Revenue Bonds Montecedro, Inc. Project Series 2014A 11/15/34	5.000%	1,000,000	1,106,340
Total			19,771,533
SALES TAX 0.2%
State of California Unrefunded Unlimited General Obligation Bonds Series 2009A 07/01/18	5.000%	680,000	769,427
SPECIAL NON PROPERTY TAX 0.9%
Virgin Islands Public Finance Authority(d) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	2,008,604
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/20	5.000%	1,490,000	1,683,908
Total			3,692,512
SPECIAL PROPERTY TAX 13.0%
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/23	5.000%	1,070,000	1,223,299
Concord Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Build America Bonds Series 2014 03/01/25	5.000%	840,000	1,012,091

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of El Dorado Refunding Special Tax Bonds Community Facilities District No. 92-1 Series 2012 09/01/26	5.000%	630,000	714,458
09/01/27	5.000%	805,000	906,140
Emeryville Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Series 2014A (AGM) 09/01/23	5.000%	2,415,000	2,930,771
09/01/26	5.000%	1,000,000	1,183,810
09/01/27	5.000%	1,000,000	1,167,670
09/01/30	5.000%	815,000	931,847
09/01/31	5.000%	590,000	673,568
Fontana Public Finance Authority Tax Allocation Bonds Subordinated Lien-North Fontana Redevelopment Series 2005A (AMBAC) 10/01/20	5.000%	1,515,000	1,543,452
Glendale Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Central Glendale Redevelopment Subordinated Series 2013 (AGM) 12/01/21	5.000%	755,000	898,329
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/17	5.250%	1,425,000	1,493,101
Irvine Unified School District Refunding Special Tax Bonds Series 2015 09/01/30	5.000%	2,065,000	2,402,978
09/01/31	5.000%	2,720,000	3,150,141
Jurupa Public Financing Authority Refunding Special Tax Bonds Series 2014A 09/01/29	5.000%	530,000	600,045
09/01/30	5.000%	625,000	702,262
09/01/32	5.000%	625,000	695,400
La Quinta Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Redevelopment Project Subordinated Series 2013A 09/01/30	5.000%	1,500,000	1,656,825
Long Beach Bond Finance Authority Tax Allocation Bonds Industrial Redevelopment Project Areas Series 2002B (AMBAC) 11/01/19	5.500%	1,070,000	1,244,667

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Community Facilities District Refunding Special Tax Bonds Playa Vista-Phase 1 Series 2014 09/01/30	5.000%	1,000,000	1,123,620
Los Angeles County Redevelopment Authority Refunding Tax Allocation Bonds Los Angeles Bunker Hill Project Series 2014C (AGM) 12/01/28	5.000%	3,000,000	3,519,510
Oakland Redevelopment Successor Agency Refunding Tax Allocation Bonds Subordinated Series 2013 09/01/22	5.000%	2,000,000	2,380,880
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/28	5.000%	1,785,000	1,988,990
09/01/29	5.000%	1,205,000	1,339,116
Rancho Cucamonga Redevelopment Agency Successor Agency Tax Allocation Bonds Rancho Redevelopment Project Area Series 2014 09/01/30	5.000%	700,000	807,072
Series 2014 (AGM)
09/01/27	5.000%	2,200,000	2,586,562
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2014A 08/01/29	5.000%	225,000	252,792
08/01/30	5.000%	175,000	196,469
San Francisco Redevelopment Projects Series 2009B 08/01/18	5.000%	1,255,000	1,396,225
Semitropic Improvement District Refunding Revenue Bonds Series 2015A 2nd Lien (AGM) 12/01/23	5.000%	300,000	360,189
12/01/24	5.000%	400,000	482,800
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/28	5.000%	1,050,000	1,169,994
09/01/29	5.000%	1,180,000	1,311,334
Temecula Valley Unified School District Financing Authority Special Tax Bonds Series 2015 09/01/32	5.000%	1,465,000	1,655,582
09/01/33	5.000%	1,000,000	1,129,200
09/01/34	5.000%	1,000,000	1,126,530

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tustin Community Redevelopment Agency Tax Allocation Bonds MCAS-Tustin Redevelopment Project Area Series 2010 09/01/25	5.000%	1,250,000	1,416,800
Vista Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds Series 2015B1 (AGM) 09/01/24	5.000%	580,000	702,194
09/01/26	5.000%	700,000	837,123
Total			50,913,836
STATE APPROPRIATED 6.0%
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/28	5.000%	1,500,000	1,737,660
Revenue Bonds Department of Corrections & Rehabilitation Series 2014C 10/01/22	5.000%	1,925,000	2,315,814
Department of Corrections and Rehabilitation Series 2015A 06/01/28	5.000%	1,175,000	1,388,192
Department of General Services Series 2006A 04/01/28	5.000%	1,000,000	1,028,660
Department of General Services-Butterfield Series 2005A 06/01/15	5.000%	1,200,000	1,205,105
Various Capital Projects Series 2011A 10/01/20	5.000%	2,000,000	2,343,400
Series 2013I 11/01/28	5.250%	3,000,000	3,583,560
Series 2014E 09/01/30	5.000%	1,500,000	1,734,705
Subordinated Series 2009I-1 11/01/17	5.000%	2,000,000	2,206,280
Subordinated Series 2010A-1 03/01/22	5.250%	2,000,000	2,345,860
Various Correctional Facilities Series 2014A 09/01/31	5.000%	3,000,000	3,448,380
Total			23,337,616
STATE GENERAL OBLIGATION 6.2%
State of California Unlimited General Obligation Bonds Series 2010 11/01/24	5.000%	5,000,000	5,921,000
Various Purpose Series 2007 12/01/26	5.000%	2,000,000	2,138,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2009 04/01/26	5.625%	2,000,000	2,322,820
10/01/29	5.250%	1,500,000	1,743,135
Series 2011 10/01/19	5.000%	4,000,000	4,632,640
Unlimited General Obligation Refunding Bonds Series 2007 08/01/18	5.000%	3,750,000	4,043,587
Series 2014 08/01/32	5.000%	3,000,000	3,460,530
Total			24,261,752
TOBACCO 1.2%
Golden State Tobacco Securitization Corp. Asset-Backed Refunding Revenue Bonds Series 2015A 06/01/33	5.000%	4,000,000	4,527,880
TURNPIKE / BRIDGE / TOLL ROAD 1.5%
Foothill-Eastern Transportation Corridor Agency(b) Refunding Revenue Bonds Series 2015 01/15/33	0.000%	5,000,000	2,226,150
Foothill-Eastern Transportation Corridor Agency(e) Refunding Revenue Bonds Subordinated Series 2014B-3 01/15/53	5.500%	3,000,000	3,472,260
Total			5,698,410
WATER & SEWER 6.3%
City of Fresno Sewer System Revenue Bonds Series 2008A 09/01/23	5.000%	1,000,000	1,125,890
City of Los Angeles Wastewater System Refunding Revenue Bonds Series 2009A 06/01/25	5.750%	2,000,000	2,337,320
Clovis Public Financing Authority Revenue Bonds Series 2007 (AMBAC) 08/01/21	5.000%	1,000,000	1,084,240
Kern County Water Agency Improvement District No. 4 Certificate of Participation Series 2008A 05/01/22	5.000%	2,020,000	2,243,473
Los Angeles County Sanitation Districts Financing Authority(a) Subordinated Refunding Revenue Bonds Capital Projects — District #14 Series 2015 10/01/24	5.000%	1,050,000	1,254,960
10/01/25	5.000%	1,100,000	1,317,239

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oxnard Financing Authority Revenue Bonds Project Series 2006 06/01/31	5.000%	4,315,000	4,403,630
Sacramento County Sanitation Districts Financing Authority Revenue Bonds County Sanitation District 1 Series 2005 (NPFGC) 08/01/22	5.000%	1,500,000	1,518,015
San Diego Public Facilities Financing Authority Sewer Refunding Revenue Bonds Senior Series 2009B 05/15/25	5.250%	1,500,000	1,742,310
San Diego Public Facilities Financing Authority Water Refunding Revenue Bonds Series 2010A 08/01/24	5.000%	2,000,000	2,365,400
Semitropic Improvement District Refunding Revenue Bonds Series 2012A 12/01/23	5.000%	2,850,000	3,402,472
Stockton Public Financing Authority Refunding Revenue Bonds Build America Bonds Series 2014 09/01/28	5.000%	1,500,000	1,725,060
Total			24,520,009
Total Municipal Bonds (Cost: $343,072,478)			365,639,687

Floating Rate Notes 2.6%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California Infrastructure & Economic Development Bank(e)(f) Refunding Revenue Bonds Los Angeles Museum VRDN Series 2008 (Wells Fargo Bank) 09/01/37	0.110%	900,000	900,000
VRDN Series 2008A (Wells Fargo Bank) 09/01/37	0.110%	500,000	500,000
California Pollution Control Financing Authority(e)(f) Refunding Revenue Bonds Pacific Gas & Electric Co. VRDN Series 1996C (JPMorgan Chase Bank) 11/01/26	0.130%	1,100,000	1,100,000
VRDN Series 1996E (JPMorgan Chase Bank) 11/01/26	0.110%	1,400,000	1,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Revenue Bonds John Muir Health VRDN Series 2008C (Wells Fargo Bank)(e)(f) 08/15/27	0.120%	2,480,000	2,480,000
Calleguas-Las Virgenes Public Financing Authority Refunding Revenue Bonds Municipal Water District Project VRDN Series 2008A (Wells Fargo Bank)(e)(f) 07/01/37	0.120%	3,000,000	3,000,000
State of California Unlimited General Obligation Bonds VRDN Series 2003A-1 (JPMorgan Chase Bank)(e)(f) 05/01/33	0.110%	900,000	900,000
Total Floating Rate Notes (Cost: $10,280,000)			10,280,000

Municipal Short Term 2.8%

DISPOSAL 0.8%
California Pollution Control Financing Authority Revenue Bonds Republic Services, Inc. VRDN Series 2010B(a)(e) 08/01/24	0.400%	3,000,000	3,000,000

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
LOCAL APPROPRIATION 1.0%
Golden Empire Schools Financing Authority Refunding Revenue Bonds Kern High School District Project VRDN Series 2015(e) 05/01/16	0.310%	4,000,000	4,000,280
WATER & SEWER 1.0%
Metropolitan Water District of Southern California Refunding Revenue Bonds VRDN Series 2011A-4(e) 07/01/36	0.260%	4,000,000	4,000,000
Total Municipal Short Term (Cost: $11,000,000)			11,000,280

Total Investments (Cost: $364,352,478)	386,919,967

Other Assets & Liabilities, Net	5,174,756
Net Assets	392,094,723

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Zero coupon bond.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $1,842,290 or 0.47% of net assets.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $3,692,512 or 0.94% of net assets.

(e)  Variable rate security.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAN  Bond Anticipation Note

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	365,639,687	—	365,639,687
Total Bonds	—	365,639,687	—	365,639,687
Short-Term Securities
Floating Rate Notes	—	10,280,000	—	10,280,000
Municipal Short Term	—	11,000,280	—	11,000,280
Total Short-Term Securities	—	21,280,280	—	21,280,280
Total	—	386,919,967	—	386,919,967

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $364,352,478)	$386,919,967
Cash	8,377,043
Receivable for:
Capital shares sold	1,238,875
Interest	4,262,271
Expense reimbursement due from Investment Manager	2,251
Prepaid expenses	795
Total assets	400,801,202
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	7,354,578
Capital shares purchased	255,416
Dividend distributions to shareholders	915,511
Investment management fees	4,290
Distribution and/or service fees	675
Transfer agent fees	63,613
Administration fees	731
Compensation of board members	79,053
Other expenses	32,612
Total liabilities	8,706,479
Net assets applicable to outstanding capital stock	$392,094,723
Represented by
Paid-in capital	$371,959,097
Excess of distributions over net investment income	(51,814)
Accumulated net realized loss	(2,380,049)
Unrealized appreciation (depreciation) on:
Investments	22,567,489
Total — representing net assets applicable to outstanding capital stock	$392,094,723

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$47,317,341
Shares outstanding	4,508,020
Net asset value per share	$10.50
Maximum offering price per share(a)	$10.82
Class B
Net assets	$10,205
Shares outstanding	972
Net asset value per share	$10.50
Class C
Net assets	$12,964,785
Shares outstanding	1,235,875
Net asset value per share	$10.49
Class R4
Net assets	$529,111
Shares outstanding	50,568
Net asset value per share	$10.46
Class R5
Net assets	$1,738,183
Shares outstanding	166,466
Net asset value per share	$10.44
Class Z
Net assets	$329,535,098
Shares outstanding	31,469,307
Net asset value per share	$10.47

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$512
Interest	11,852,033
Total income	11,852,545
Expenses:
Investment management fees	1,351,276
Distribution and/or service fees
Class A	97,250
Class B	206
Class C	99,732
Transfer agent fees
Class A	76,969
Class B	40
Class C	19,706
Class R4	857
Class R5	358
Class Z	568,186
Administration fees	232,082
Compensation of board members	19,386
Custodian fees	4,055
Printing and postage fees	27,655
Registration fees	19,617
Professional fees	34,039
Other	12,101
Total expenses	2,563,515
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(711,618)
Expense reductions	(40)
Total net expenses	1,851,857
Net investment income	10,000,688
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(1,281)
Net realized loss	(1,281)
Net change in unrealized appreciation (depreciation) on:
Investments	1,515,978
Net change in unrealized appreciation	1,515,978
Net realized and unrealized gain	1,514,697
Net increase in net assets resulting from operations	$11,515,385

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$10,000,688	$9,581,170
Net realized loss	(1,281)	(2,226,103)
Net change in unrealized appreciation (depreciation)	1,515,978	(6,035,349)
Net increase in net assets resulting from operations	11,515,385	1,319,718
Distributions to shareholders
Net investment income
Class A	(1,074,583)	(921,325)
Class B	(421)	(477)
Class C	(200,400)	(213,531)
Class R4	(12,902)	(122)
Class R5	(22,116)	(2,943)
Class Z	(8,690,266)	(8,442,772)
Total distributions to shareholders	(10,000,688)	(9,581,170)
Increase (decrease) in net assets from capital stock activity	87,667,644	(7,554,167)
Total increase (decrease) in net assets	89,182,341	(15,815,619)
Net assets at beginning of year	302,912,382	318,728,001
Net assets at end of year	$392,094,723	$302,912,382
Excess of distributions over net investment income	$(51,814)	$(51,814)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,291,743	24,199,329	1,717,006	17,569,379
Distributions reinvested	90,286	953,387	71,345	731,002
Redemptions	(1,053,451)	(11,111,547)	(1,361,863)	(13,919,575)
Net increase	1,328,578	14,041,169	426,488	4,380,806
Class B shares
Subscriptions	—	—	1,425	14,559
Distributions reinvested	13	138	1	11
Redemptions(a)	(1,595)	(16,945)	(700)	(7,026)
Net increase (decrease)	(1,582)	(16,807)	726	7,544
Class C shares
Subscriptions	533,207	5,625,853	455,004	4,626,484
Distributions reinvested	11,379	120,081	10,883	111,377
Redemptions	(196,967)	(2,076,929)	(327,675)	(3,348,280)
Net increase	347,619	3,669,005	138,212	1,389,581
Class R4 shares
Subscriptions	49,334	517,033	4,736	49,099
Distributions reinvested	1,195	12,592	2	16
Redemptions	(4,937)	(51,942)	—	—
Net increase	45,592	477,683	4,738	49,115
Class R5 shares
Subscriptions	133,477	1,402,820	32,623	333,474
Distributions reinvested	2,074	21,798	275	2,834
Redemptions	(1,943)	(20,390)	(276)	(2,841)
Net increase	133,608	1,404,228	32,622	333,467
Class Z shares
Subscriptions	9,983,716	105,228,613	6,985,515	71,643,063
Distributions reinvested	144,640	1,523,915	121,320	1,239,928
Redemptions	(3,672,605)	(38,660,162)	(8,497,884)	(86,597,671)
Net increase (decrease)	6,455,751	68,092,366	(1,391,049)	(13,714,680)
Total net increase (decrease)	8,309,566	87,667,644	(788,263)	(7,554,167)

(a) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.42		$10.68		$10.47		$10.37		$9.65		$9.72
Income from investment operations:
Net investment income	0.29		0.32		0.32		0.03		0.32		0.31
Net realized and unrealized gain (loss)	0.08		(0.26)		0.21		0.10		0.72		(0.07)
Total from investment operations	0.37		0.06		0.53		0.13		1.04		0.24
Less distributions to shareholders:
Net investment income	(0.29)		(0.32)		(0.32)		(0.03)		(0.32)		(0.31)
Total distributions to shareholders	(0.29)		(0.32)		(0.32)		(0.03)		(0.32)		(0.31)
Net asset value, end of period	$10.50		$10.42		$10.68		$10.47		$10.37		$9.65
Total return	3.60%		0.64%		5.12%		1.22%		10.87%		2.48%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.96%		0.96%		1.00	%(c)	1.00%		0.94%
Total net expenses(d)	0.74	%(e)	0.74	%(e)	0.73	%(e)	0.73	%(c)	0.74	%(e)	0.80	%(e)
Net investment income	2.76%		3.10%		3.01%		3.11	%(c)	3.13%		3.14%
Supplemental data
Net assets, end of period (in thousands)	$47,317		$33,140		$29,398		$20,180		$18,858		$11,613
Portfolio turnover	6%		12%		8%		0%		9%		26%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,							Year Ended March 31,
Class B	2015		2014		2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.42		$10.68		$10.47	$10.37		$9.64		$9.71
Income from investment operations:
Net investment income	0.22		0.24		0.24	0.02		0.25		0.24
Net realized and unrealized gain (loss)	0.07		(0.26)		0.21	0.10		0.71		(0.07)
Total from investment operations	0.29		(0.02)		0.45	0.12		0.96		0.17
Less distributions to shareholders:
Net investment income	(0.21)		(0.24)		(0.24)	(0.02)		(0.23)		(0.24)
Total distributions to shareholders	(0.21)		(0.24)		(0.24)	(0.02)		(0.23)		(0.24)
Net asset value, end of period	$10.50		$10.42		$10.68	$10.47		$10.37		$9.64
Total return	2.82%		(0.11%)		4.34%	1.16%		10.04%		1.72%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.71%		1.70%	1.78	%(c)	1.96%		1.69%
Total net expenses(d)	1.49	%(e)	1.49	%(e)	1.48%	1.48	%(c)	1.56	%(e)	1.55	%(e)
Net investment income	2.04%		2.36%		2.26%	2.38	%(c)	2.53%		2.41%
Supplemental data
Net assets, end of period (in thousands)	$10		$27		$20	$3		$3		$144
Portfolio turnover	6%		12%		8%	0%		9%		26%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.42		$10.67		$10.47		$10.37		$9.64		$9.72
Income from investment operations:
Net investment income	0.21		0.24		0.24		0.02		0.24		0.24
Net realized and unrealized gain (loss)	0.07		(0.25)		0.20		0.10		0.73		(0.08)
Total from investment operations	0.28		(0.01)		0.44		0.12		0.97		0.16
Less distributions to shareholders:
Net investment income	(0.21)		(0.24)		(0.24)		(0.02)		(0.24)		(0.24)
Total distributions to shareholders	(0.21)		(0.24)		(0.24)		(0.02)		(0.24)		(0.24)
Net asset value, end of period	$10.49		$10.42		$10.67		$10.47		$10.37		$9.64
Total return	2.72%		(0.02%)		4.24%		1.16%		10.15%		1.61%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.71%		1.71%		1.75	%(c)	1.73%		1.69%
Total net expenses(d)	1.49	%(e)	1.49	%(e)	1.48	%(e)	1.48	%(c)	1.49	%(e)	1.55	%(e)
Net investment income	2.01%		2.35%		2.25%		2.36	%(c)	2.38%		2.42%
Supplemental data
Net assets, end of period (in thousands)	$12,965		$9,253		$8,004		$4,384		$4,223		$1,599
Portfolio turnover	6%		12%		8%		0%		9%		26%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.39		$10.64		$10.54
Income from investment operations:
Net investment income	0.32		0.34		0.04
Net realized and unrealized gain (loss)	0.07		(0.25)		0.10
Total from investment operations	0.39		0.09		0.14
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.04)
Total distributions to shareholders	(0.32)		(0.34)		(0.04)
Net asset value, end of period	$10.46		$10.39		$10.64
Total return	3.76%		0.98%		1.32%
Ratios to average net assets(b)
Total gross expenses	0.70%		0.70%		0.56	%(c)
Total net expenses(d)	0.49	%(e)	0.49	%(e)	0.44	%(c)
Net investment income	3.02%		3.46%		3.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$529		$52		$3
Portfolio turnover	6%		12%		8%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.37	$10.63	$10.63
Income from investment operations:
Net investment income	0.32	0.35	0.16
Net realized and unrealized gain (loss)	0.08	(0.26)	0.01
Total from investment operations	0.40	0.09	0.17
Less distributions to shareholders:
Net investment income	(0.33)	(0.35)	(0.17)
Total distributions to shareholders	(0.33)	(0.35)	(0.17)
Net asset value, end of period	$10.44	$10.37	$10.63
Total return	3.85%	0.98%	1.57%
Ratios to average net assets(b)
Total gross expenses	0.55%	0.58%	0.50	%(c)
Total net expenses(d)	0.40%	0.40%	0.39	%(c)
Net investment income	3.09%	3.47%	3.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,738	$341	$3
Portfolio turnover	6%	12%	8%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.40		$10.65		$10.45		$10.35		$9.63		$9.70
Income from investment operations:
Net investment income	0.32		0.34		0.35		0.03		0.34		0.34
Net realized and unrealized gain (loss)	0.07		(0.25)		0.20		0.10		0.72		(0.07)
Total from investment operations	0.39		0.09		0.55		0.13		1.06		0.27
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.35)		(0.03)		(0.34)		(0.34)
Total distributions to shareholders	(0.32)		(0.34)		(0.35)		(0.03)		(0.34)		(0.34)
Net asset value, end of period	$10.47		$10.40		$10.65		$10.45		$10.35		$9.63
Total return	3.76%		0.98%		5.29%		1.24%		11.16%		2.74%
Ratios to average net assets(b)
Total gross expenses	0.70%		0.71%		0.71%		0.75	%(c)	0.74%		0.69%
Total net expenses(d)	0.49	%(e)	0.49	%(e)	0.48	%(e)	0.48	%(c)	0.50	%(e)	0.55	%(e)
Net investment income	3.02%		3.35%		3.27%		3.35	%(c)	3.39%		3.43%
Supplemental data
Net assets, end of period (in thousands)	$329,535		$260,101		$281,301		$254,981		$252,647		$217,024
Portfolio turnover	6%		12%		8%		0%		9%		26%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia AMT-Free California Intermediate Muni Bond Fund (formerly known as Columbia California Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective July 7, 2014, Columbia California Intermediate Municipal Bond Fund was renamed Columbia AMT-Free California Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market

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29

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2015
30

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $1,639.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment

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31

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, these minimum account balance fees reduced total expenses of the Fund by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $74,555 for Class A and $4 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below for the period disclosed below, unless sooner terminated at the sole discretion of the Board), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.74%
Class B	1.49
Class C	1.49
Class R4	0.49
Class R5	0.40
Class Z	0.49

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

Annual Report 2015
32

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$18,726	$18,539
Tax-exempt income	9,981,962	9,562,631
Total	10,000,688	9,581,170

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$941,936
Capital loss carryforwards	(2,380,049)
Net unrealized appreciation	22,567,489

At April 30, 2015, the cost of investments for federal income tax purposes was $364,352,478 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,594,703
Unrealized depreciation	(1,027,214)
Net unrealized appreciation	22,567,489

The following capital loss carryforwards, determined at April 30, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	10,109
No expiration — short-term	2,323,351
No expiration — long-term	46,589
Total	2,380,049

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $103,313,517 and $19,745,000, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, two unaffiliated shareholders of record owned 81.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt

Annual Report 2015
33

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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34

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
35

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free California Intermediate Muni Bond Fund (formerly known as Columbia California Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free California Intermediate Muni Bond Fund (formerly known as Columbia California Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.81%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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39

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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40

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
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COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free California Intermediate Muni Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

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43

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
44

COLUMBIA AMT-FREE CALIFORNIA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia AMT-Free California Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN122_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Approval of Investment Management Services Agreement	35
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.98% excluding sales charges for the 12-month period that ended April 30, 2015. Class Z shares of the Fund returned 3.24% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period.

■  The Fund's duration positioning was the largest factor in its underperformance. Duration is a measure of interest rate sensitivity.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	05/04/92
Excluding sales charges		2.98	3.44	3.48
Including sales charges		-0.07	2.81	3.17
Class B	06/07/93
Excluding sales charges		2.21	2.66	2.71
Including sales charges		-0.79	2.66	2.71
Class C	06/17/92
Excluding sales charges		2.21	2.66	2.70
Including sales charges		1.21	2.66	2.70
Class R4*	03/19/13	3.24	3.67	3.73
Class Z	03/01/92	3.24	3.69	3.73
Barclays 3-15 Year Blend Municipal Bond Index		3.76	4.35	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Georgia Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2015)
AAA rating	9.5
AA rating	48.5
A rating	34.3
BBB rating	5.6
Not rated	2.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 2.98% excluding sales charges. Class Z shares of the Fund returned 3.24% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 3.76% during the 12-month period.

Market Overview

The U.S. municipal bond market generated positive performance during the past 12 months, with intermediate- and longer-term debt generating the best results. While short-term bonds were pressured by the possibility that the U.S. Federal Reserve may begin to increase interest rates before the end of 2015, longer term issues were aided by the environment of slow growth, low inflation and investors' continued search for yield. Lower rated investment-grade bonds — those rated A and BBB — delivered the best returns and soundly outperformed high-rated AAA debt. On a sector basis, hospital and transportation issues outperformed. State and local general obligation bonds, which tend to be higher quality, lagged the returns of revenue bonds during the period.

Beginning in the fourth quarter of 2014, the supply of new municipal issues began to increase. The number of current and advanced refundings jumped considerably, and that trend continued into 2015 as issuers took advantage of lower rates to refinance older, higher yielding bonds. This is positive for issuers' credit outlook, as it allows them to reduce their interest costs. For bond holders, however, the refundings often cause higher yielding bonds to be called away from their portfolios, with the proceeds needing to be reinvested in lower yielding securities. Supply expectations for 2015 had risen to $400 billion by the close of the period, with the largest increase in refunding volume. On the demand side, continued flows into municipal bond funds provided firm support for the market throughout the past year.

A Robust Economy, but an Underperforming Market

Georgia's economy performed well during the past 12 months, highlighted by stronger-than-expected growth in the labor market. While the state's unemployment rate remains above the national average, it is declining rapidly — a development that has led to higher average hourly earnings. Strength in the manufacturing sector and robust population growth also have provided support for the state's economy. Still, Georgia's municipal bond market underperformed during the period due to the higher credit quality of local and state general obligation bonds. Georgia's debt is AAA rated, and many of the large municipalities are rated AA2 or higher. At a time in which lower quality bonds outperformed, Georgia's higher credit quality was a headwind to relative performance.

Contributors and Detractors

The Fund underperformed its benchmark for the period. The Fund's shorter duration profile (its lower interest-rates sensitivity relative to the benchmark) hindered performance, as did its exposure to shorter maturity bonds. Short-term bonds lagged on a price basis, and their low yields were insufficient to overcome this shortfall. The Fund's heavier exposure

Annual Report 2015
4

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

to bonds with maturities between zero and three years detracted from performance, as this area of the yield curve produced the lowest returns. We sought to decrease the shorter exposure during the period, while adding bonds with longer maturities to maintain a neutral duration.

In terms of credit quality, we emphasized lower rated investment-grade credits, primarily those rated A and BBB. The Fund was underweight the three highest rating categories (AAA, AA1, and AA2), which helped performance since higher quality bonds generated the lowest returns during the period. In addition, the A and BBB rated bonds in the portfolio generated higher results than the corresponding index components.

Revenue bonds outperformed general obligation debt during the year. Within the Fund, the hospital, transportation and education sectors added to returns, while water and sewer bonds detracted from performance. The Fund's positions in pre-refunded bonds did well over the period. Pre-refunded bonds typically feature higher quality and shorter maturities than the market as a whole, both of which are traits that could have hurt their performance in the environment of the past year. However, several bonds the Fund owned were refinanced during the period, and the price appreciation from the refunding added to results.

Fund Positioning

We continue to emphasize A and BBB rated issues at this time for the additional income they offer. While yield spreads in these credit tiers have tightened considerably (meaning that investors are being paid less for the associated risks), we currently believe they still offer the most compelling relative value. We continue to favor hospitals and transportation issues at this time, but we have become more cautious with regard to smaller private schools in the higher education sector, as we do not feel the yields compensate investors for the risks in this area with lower enrollment pressuring some schools.

Investment risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

Annual Report 2015
5

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.50	1,020.78	4.03	4.06	0.81
Class B	1,000.00	1,000.00	1,004.80	1,017.06	7.75	7.80	1.56
Class C	1,000.00	1,000.00	1,004.80	1,017.06	7.75	7.80	1.56
Class R4	1,000.00	1,000.00	1,009.80	1,022.02	2.79	2.81	0.56
Class Z	1,000.00	1,000.00	1,009.80	1,022.02	2.79	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 3.6%
City of Atlanta Department of Aviation Refunding Revenue Bonds General Series 2010C 01/01/25	5.000%	1,500,000	1,720,950
Revenue Bonds Series 2012B 01/01/27	5.000%	1,000,000	1,142,110
Total			2,863,060
HIGHER EDUCATION 14.7%
Athens Housing Authority Refunding Revenue Bonds UGAREF East Campus Housing Series 2011 12/01/25	5.000%	1,000,000	1,145,470
Bleckley County & Dodge County Joint Development Authority Revenue Bonds Middle Georgia College Series 2008 07/01/21	5.000%	1,260,000	1,383,493
Bulloch County Development Authority Refunding Revenue Bonds Georgia Southern University Housing Foundation Series 2012 (AGM) 08/01/27	5.000%	500,000	568,945
Revenue Bonds Georgia Southern University Housing Foundation Series 2008 (AGM) 07/01/20	5.250%	1,000,000	1,122,780
Carrollton Payroll Development Authority Refunding Revenue Bonds Anticipation Certificates – UWG Campus Center Series 2012 (AGM) 08/01/25	5.000%	1,225,000	1,417,937
DeKalb Newton & Gwinnett Counties Joint Development Authority Revenue Bonds GGC Foundation LLC Project Series 2009 07/01/24	5.500%	2,500,000	2,826,350
Fulton County Development Authority Refunding Revenue Bonds Spelman College Series 2015 06/01/32	5.000%	1,000,000	1,131,060
Richmond County Development Authority Refunding Revenue Bonds ASU Jaguar Student Housing Series 2012 (AGM) 02/01/27	5.000%	750,000	861,187

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia Regents University Cancer Center Series 2014 (AGM) 12/15/32	5.000%	425,000	484,904
South Regional Joint Development Authority Revenue Bonds VSU Auxiliary Services-Student Series 2008A 08/01/23	5.000%	625,000	695,588
Total			11,637,714
HOSPITAL 7.6%
Cobb County Kennestone Hospital Authority Revenue Bonds Certificates Series 2005B (AMBAC) 04/01/16	4.000%	1,110,000	1,145,697
DeKalb Private Hospital Authority Revenue Bonds Children's Healthcare Series 2009 11/15/17	5.000%	320,000	351,981
Fayette County Hospital Authority Revenue Bonds Fayette Community Hospital Series 2009A 06/15/23	5.250%	2,000,000	2,274,860
Gwinnett County Hospital Authority Revenue Bonds Gwinnet Hospital System Series 2007A (AGM) 07/01/23	5.000%	2,000,000	2,220,620
Total			5,993,158
JOINT POWER AUTHORITY 3.6%
Municipal Electric Authority of Georgia Revenue Bonds Project One Subordinated Series 2008A 01/01/21	5.250%	1,395,000	1,649,950
Subordinated Series 2008D 01/01/23	6.000%	1,000,000	1,154,600
Total			2,804,550
LOCAL APPROPRIATION 5.9%
Atlanta Public Safety & Judicial Facilities Authority Revenue Bonds Public Safety Facility Project Series 2006 (AGM) 12/01/17	5.000%	1,310,000	1,406,482

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fulton County Facilities Corp. Certificate of Participation Fulton County Public Purpose Project Series 2009 11/01/17	5.000%	1,000,000	1,095,300
Winder-Barrow Industrial Building Authority Refunding Revenue Bonds City of Winder Project Series 2012 (AGM) 12/01/24	5.000%	1,900,000	2,188,914
Total			4,690,696
LOCAL GENERAL OBLIGATION 17.4%
Atlanta Solid Waste Management Authority Refunding Revenue Bonds Series 2008 (AGM) 12/01/17	5.000%	795,000	879,524
Cherokee County Board of Education Unlimited General Obligation Bonds Series 2009A 08/01/22	5.000%	2,000,000	2,302,980
Series 2014A 08/01/30	5.000%	1,000,000	1,179,980
Series 2015 02/01/26	5.000%	1,000,000	1,218,600
City of Atlanta Unlimited General Obligation Refunding Bonds Series 2014A 12/01/26	5.000%	500,000	602,440
College Park Business & Industrial Development Authority Refunding Revenue Bonds Civic Center Project Series 2005 (AMBAC) 09/01/19	5.250%	1,000,000	1,062,440
Forsyth County School District Unlimited General Obligation Bonds Series 2014 02/01/28	5.000%	1,000,000	1,199,160
Gwinnett County School District Unlimited General Obligation Refunding Bonds Series 2010 02/01/24	5.000%	1,500,000	1,864,035
Savannah-Chatham County School District Unlimited General Obligation Refunding Bonds Series 2004 (AGM) 08/01/19	5.250%	2,000,000	2,326,960
South Fulton Municipal Regional Water & Sewer Authority Refunding Revenue Bonds Series 2014 01/01/31	5.000%	1,000,000	1,124,010
Total			13,760,129

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MULTI-FAMILY 1.3%
Cobb County Development Authority Refunding Revenue Bonds Kennesaw State University Junior Subordinated Series 2014 07/15/29	5.000%	980,000	1,050,129
MUNICIPAL POWER 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	220,000	260,630
PREPAID GAS 0.4%
Main Street Natural Gas, Inc. Revenue Bonds Series 2007A 09/15/19	5.250%	295,000	332,090
REFUNDED / ESCROWED 5.9%
Cobb County Development Authority Prerefunded 07/15/17 Revenue Bonds KSU Village Real Estate Series 2007A (AMBAC) 07/15/27	5.250%	2,250,000	2,459,947
Gwinnett County School District Prerefunded 02/01/18 Unlimited General Obligation Bonds Series 2008 02/01/22	5.000%	1,000,000	1,108,460
State of Georgia Prerefunded 12/01/17 Unlimited General Obligation Bonds Series 2007G 12/01/20	5.000%	1,000,000	1,108,040
Total			4,676,447
SALES TAX 1.2%
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds 3rd Indenture Series 2014A 07/01/24	5.000%	750,000	903,113
SINGLE FAMILY 1.2%
Georgia Housing & Finance Authority Revenue Bonds Series 2014B-1 12/01/29	3.000%	1,000,000	976,820
SPECIAL NON PROPERTY TAX 5.8%
Cobb-Marietta Coliseum & Exhibit Hall Authority Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.250%	1,500,000	1,704,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Third Indenture Series 2012A 07/01/30	5.000%	1,500,000	1,711,905
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	300,000	330,672
Virgin Islands Public Finance Authority Refunding Revenue Bonds Senior Lien Series 2009B(a) 10/01/25	5.000%	750,000	827,318
Total			4,574,735
SPECIAL PROPERTY TAX 4.4%
Atlanta & Fulton County Recreation Authority Refunding Revenue Bonds Park Improvement Series 2014A 12/01/28	5.000%	525,000	613,526
12/01/33	5.000%	1,000,000	1,144,010
City of Atlanta Refunding Tax Allocation Bonds Atlanta Station Project Series 2007 (AGM) 12/01/20	5.250%	1,545,000	1,687,696
Total			3,445,232
STATE GENERAL OBLIGATION 2.9%
State of Georgia Unlimited General Obligation Bonds Series 2009D 05/01/23	5.000%	2,000,000	2,300,180
TRANSPORTATION 1.4%
Georgia State Road & Tollway Authority Revenue Bonds Federal Highway Grant BAN Series 2009A 06/01/21	5.000%	1,000,000	1,140,270
TURNPIKE / BRIDGE / TOLL ROAD 0.8%
Georgia State Road & Tollway Authority Revenue Bonds I-75 S Express Lanes Project Series 2014(b)(c) 06/01/24	0.000%	1,000,000	589,700

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WATER & SEWER 19.8%
Augusta Water & Sewerage Refunding Revenue Bonds Series 2007 (AGM) 10/01/21	5.000%	1,000,000	1,112,620
10/01/22	5.000%	2,000,000	2,223,800
City of Atlanta Water & Wastewater Refunding Revenue Bonds Series 2015 11/01/30	5.000%	1,000,000	1,168,900
Revenue Bonds Series 2009B (AGM)
11/01/17	5.000%	1,000,000	1,103,930
City of Gainesville Water & Sewerage Refunding Revenue Bonds Series 2014 11/15/26	5.000%	1,500,000	1,820,310
County of DeKalb Water & Sewage Refunding Revenue Bond Series 2006B 10/01/21	5.250%	2,000,000	2,400,400
Jackson County Water & Sewer Authority Revenue Bonds Series 2006A (XLCA) 09/01/16	5.000%	1,030,000	1,076,360
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/17	5.000%	1,140,000	1,241,984
07/01/22	5.000%	1,000,000	1,008,100
Villa Rica Public Facilities Authority Refunding Revenue Bonds Water & Sewer Project Series 2015 03/01/31	5.000%	750,000	864,068
Walton County Water & Sewer Authority Revenue Bonds Hard Labor Creek Project Series 2008 (AGM) 02/01/25	5.000%	1,495,000	1,643,244
Total			15,663,716
Total Municipal Bonds (Cost: $72,800,176)			77,662,369
Total Investments (Cost: $72,800,176)			77,662,369
Other Assets & Liabilities, Net			1,430,675
Net Assets			79,093,044

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $1,418,620 or 1.79% of net assets.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the value of these securities amounted to $589,700 or 0.75% of net assets.

(c)  Zero coupon bond.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAN  Bond Anticipation Note

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	77,662,369	—	77,662,369
Total Bonds	—	77,662,369	—	77,662,369
Total	—	77,662,369	—	77,662,369

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $72,800,176)	$77,662,369
Cash	576,696
Receivable for:
Capital shares sold	218,132
Interest	1,003,292
Expense reimbursement due from Investment Manager	481
Prepaid expenses	632
Total assets	79,461,602
Liabilities
Payable for:
Capital shares purchased	17,014
Dividend distributions to shareholders	188,387
Investment management fees	865
Distribution and/or service fees	264
Transfer agent fees	16,204
Administration fees	151
Compensation of board members	115,451
Accounting fees	25,180
Other expenses	5,042
Total liabilities	368,558
Net assets applicable to outstanding capital stock	$79,093,044
Represented by
Paid-in capital	$73,891,176
Undistributed net investment income	140,768
Accumulated net realized gain	198,907
Unrealized appreciation (depreciation) on:
Investments	4,862,193
Total — representing net assets applicable to outstanding capital stock	$79,093,044

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$20,060,406
Shares outstanding	1,855,988
Net asset value per share	$10.81
Maximum offering price per share(a)	$11.14
Class B
Net assets	$163,284
Shares outstanding	15,098
Net asset value per share	$10.81
Class C
Net assets	$4,612,417
Shares outstanding	426,607
Net asset value per share	$10.81
Class R4
Net assets	$220,320
Shares outstanding	20,411
Net asset value per share	$10.79
Class Z
Net assets	$54,036,617
Shares outstanding	4,999,578
Net asset value per share	$10.81

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$49
Interest	2,841,885
Total income	2,841,934
Expenses:
Investment management fees	312,006
Distribution and/or service fees
Class A	44,187
Class B	1,963
Class C	40,880
Transfer agent fees
Class A	36,225
Class B	401
Class C	8,383
Class R4	304
Class Z	114,222
Administration fees	54,601
Compensation of board members	19,446
Custodian fees	1,626
Printing and postage fees	23,521
Registration fees	18,028
Professional fees	34,998
Other	9,161
Total expenses	719,952
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(196,116)
Total net expenses	523,836
Net investment income	2,318,098
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	554,673
Net realized gain	554,673
Net change in unrealized appreciation (depreciation) on:
Investments	(493,546)
Net change in unrealized depreciation	(493,546)
Net realized and unrealized gain	61,127
Net increase in net assets resulting from operations	$2,379,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$2,318,098	$2,570,596
Net realized gain (loss)	554,673	(203,228)
Net change in unrealized depreciation	(493,546)	(2,737,552)
Net increase (decrease) in net assets resulting from operations	2,379,225	(370,184)
Distributions to shareholders
Net investment income
Class A	(499,941)	(494,521)
Class B	(4,087)	(4,493)
Class C	(84,713)	(83,246)
Class R4	(4,525)	(142)
Class Z	(1,724,830)	(1,988,246)
Net realized gains
Class A	(32,634)	(113,251)
Class B	(381)	(1,381)
Class C	(8,321)	(25,243)
Class R4	(341)	(16)
Class Z	(110,861)	(404,861)
Total distributions to shareholders	(2,470,634)	(3,115,400)
Decrease in net assets from capital stock activity	(266,876)	(16,253,048)
Total decrease in net assets	(358,285)	(19,738,632)
Net assets at beginning of year	79,451,329	99,189,961
Net assets at end of year	$79,093,044	$79,451,329
Undistributed net investment income	$140,768	$140,766

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	475,068	5,176,385	348,795	3,717,506
Distributions reinvested	30,975	336,671	37,421	402,659
Redemptions	(196,429)	(2,134,008)	(758,732)	(8,247,044)
Net increase (decrease)	309,614	3,379,048	(372,516)	(4,126,879)
Class B shares
Subscriptions	115	1,250	206	2,213
Distributions reinvested	262	2,849	297	3,195
Redemptions(a)	(4,902)	(53,170)	(140)	(1,507)
Net increase (decrease)	(4,525)	(49,071)	363	3,901
Class C shares
Subscriptions	169,429	1,839,972	61,401	674,191
Distributions reinvested	7,032	76,451	7,901	84,936
Redemptions	(73,384)	(796,797)	(129,136)	(1,384,926)
Net increase (decrease)	103,077	1,119,626	(59,834)	(625,799)
Class R4 shares
Subscriptions	16,598	179,946	3,189	34,292
Distributions reinvested	418	4,533	4	42
Redemptions	(23)	(247)	—	—
Net increase	16,993	184,232	3,193	34,334
Class Z shares
Subscriptions	736,716	7,998,036	447,121	4,828,087
Distributions reinvested	17,225	187,236	14,755	158,690
Redemptions	(1,205,636)	(13,085,983)	(1,533,223)	(16,525,382)
Net decrease	(451,695)	(4,900,711)	(1,071,347)	(11,538,605)
Total net decrease	(26,536)	(266,876)	(1,500,141)	(16,253,048)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,					Year Ended March 31,
Class A	2015	2014	2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.82	$11.21	$11.18	$11.09		$10.50		$10.58
Income from investment operations:
Net investment income	0.31	0.31	0.31	0.03		0.33		0.33
Net realized and unrealized gain (loss)	0.01	(0.32)	0.04	0.09		0.59		(0.08)
Total from investment operations	0.32	(0.01)	0.35	0.12		0.92		0.25
Less distributions to shareholders:
Net investment income	(0.31)	(0.31)	(0.31)	(0.03)		(0.33)		(0.33)
Net realized gains	(0.02)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.33)	(0.38)	(0.32)	(0.03)		(0.33)		(0.33)
Net asset value, end of period	$10.81	$10.82	$11.21	$11.18		$11.09		$10.50
Total return	2.98%	0.02%	3.16%	1.05%		8.85%		2.35%
Ratios to average net assets(b)
Total gross expenses	1.06%	1.07%	1.03%	1.02	%(c)	1.04%		0.99%
Total net expenses(d)	0.81%	0.81%	0.81%	0.80	%(c)	0.80	%(e)	0.80	%(e)
Net investment income	2.83%	2.89%	2.77%	2.92	%(c)	2.99%		3.09%
Supplemental data
Net assets, end of period (in thousands)	$20,060	$16,728	$21,517	$19,861		$19,563		$19,641
Portfolio turnover	19%	5%	16%	0%		11%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class B	2015	2014	2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.82	$11.22	$11.18	$11.10		$10.50		$10.58
Income from investment operations:
Net investment income	0.23	0.23	0.23	0.02		0.24		0.25
Net realized and unrealized gain (loss)	0.01	(0.33)	0.05	0.08		0.60		(0.08)
Total from investment operations	0.24	(0.10)	0.28	0.10		0.84		0.17
Less distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.23)	(0.02)		(0.24)		(0.25)
Net realized gains	(0.02)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.25)	(0.30)	(0.24)	(0.02)		(0.24)		(0.25)
Net asset value, end of period	$10.81	$10.82	$11.22	$11.18		$11.10		$10.50
Total return	2.21%	(0.82%)	2.48%	0.90%		8.10%		1.59%
Ratios to average net assets(b)
Total gross expenses	1.81%	1.83%	1.78%	1.77	%(c)	1.81%		1.74%
Total net expenses(d)	1.56%	1.56%	1.56%	1.55	%(c)	1.55	%(e)	1.55	%(e)
Net investment income	2.09%	2.15%	2.04%	2.17	%(c)	2.25%		2.33%
Supplemental data
Net assets, end of period (in thousands)	$163	$212	$216	$373		$369		$528
Portfolio turnover	19%	5%	16%	0%		11%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class C	2015	2014	2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.82	$11.22	$11.18	$11.09		$10.50		$10.58
Income from investment operations:
Net investment income	0.23	0.23	0.23	0.02		0.24		0.25
Net realized and unrealized gain (loss)	0.01	(0.33)	0.04	0.09		0.59		(0.08)
Total from investment operations	0.24	(0.10)	0.27	0.11		0.83		0.17
Less distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.22)	(0.02)		(0.24)		(0.25)
Net realized gains	(0.02)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.25)	(0.30)	(0.23)	(0.02)		(0.24)		(0.25)
Net asset value, end of period	$10.81	$10.82	$11.22	$11.18		$11.09		$10.50
Total return	2.21%	(0.82%)	2.48%	0.99%		8.00%		1.59%
Ratios to average net assets(b)
Total gross expenses	1.81%	1.82%	1.78%	1.77	%(c)	1.78%		1.74%
Total net expenses(d)	1.56%	1.56%	1.56%	1.55	%(c)	1.55	%(e)	1.55	%(e)
Net investment income	2.08%	2.14%	2.02%	2.17	%(c)	2.23%		2.34%
Supplemental data
Net assets, end of period (in thousands)	$4,612	$3,501	$4,301	$3,919		$4,066		$3,347
Portfolio turnover	19%	5%	16%	0%		11%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.80	$11.20	$11.12
Income from investment operations:
Net investment income	0.33	0.34	0.04
Net realized and unrealized gain (loss)	0.02	(0.33)	0.08
Total from investment operations	0.35	0.01	0.12
Less distributions to shareholders:
Net investment income	(0.34)	(0.34)	(0.04)
Net realized gains	(0.02)	(0.07)	—
Total distributions to shareholders	(0.36)	(0.41)	(0.04)
Net asset value, end of period	$10.79	$10.80	$11.20
Total return	3.24%	0.18%	1.07%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.88%	0.72	%(c)
Total net expenses(d)	0.56%	0.56%	0.53	%(c)
Net investment income	3.09%	3.21%	3.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$220	$37	$3
Portfolio turnover	19%	5%	16%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class Z	2015	2014	2013	2012(a)		2012		2011
Per share data
Net asset value, beginning of period	$10.82	$11.22	$11.18	$11.09		$10.50		$10.58
Income from investment operations:
Net investment income	0.34	0.34	0.34	0.03		0.35		0.36
Net realized and unrealized gain (loss)	0.01	(0.33)	0.05	0.09		0.59		(0.08)
Total from investment operations	0.35	0.01	0.39	0.12		0.94		0.28
Less distributions to shareholders:
Net investment income	(0.34)	(0.34)	(0.34)	(0.03)		(0.35)		(0.36)
Net realized gains	(0.02)	(0.07)	(0.01)	—		—		—
Total distributions to shareholders	(0.36)	(0.41)	(0.35)	(0.03)		(0.35)		(0.36)
Net asset value, end of period	$10.81	$10.82	$11.22	$11.18		$11.09		$10.50
Total return	3.24%	0.18%	3.51%	1.07%		9.08%		2.61%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.82%	0.78%	0.77	%(c)	0.79%		0.74%
Total net expenses(d)	0.56%	0.56%	0.56%	0.55	%(c)	0.55	%(e)	0.55	%(e)
Net investment income	3.09%	3.14%	3.02%	3.17	%(c)	3.24%		3.34%
Supplemental data
Net assets, end of period (in thousands)	$54,037	$58,973	$73,154	$79,910		$79,371		$85,305
Portfolio turnover	19%	5%	16%	0%		11%		11%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia AMT-Free Georgia Intermediate Muni Bond Fund (formerly known as Columbia Georgia Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective July 7, 2014, Columbia Georgia Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Georgia Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a

Annual Report 2015
22

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.40% of the Fund's average daily net assets.

Annual Report 2015
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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $1,263.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.21
Class R4	0.21
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,306 for Class A and $95 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$—	$8,960
Long-term capital gains	152,538	510,808
Tax-exempt income	2,318,096	2,595,632
Total	$2,470,634	$3,115,400

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$443,964
Undistributed long-term capital gains	198,907
Net unrealized appreciation	4,862,193

At April 30, 2015, the cost of investments for federal income tax purposes was $72,800,176 and the

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,023,695
Unrealized depreciation	(161,502)
Net unrealized appreciation	$4,862,193

For the year ended April 30, 2015, $203,228 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,798,143 and $14,455,096, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, one unaffiliated shareholder of record owned 68.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free Georgia Intermediate Muni Bond Fund (formerly known as Columbia Georgia Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Georgia Intermediate Muni Bond Fund (formerly known as Columbia Georgia Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$369,017
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979- 1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville- Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well- being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006- January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Georgia Intermediate Muni Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

Annual Report 2015
35

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
36

COLUMBIA AMT-FREE GEORGIA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Columbia AMT-Free Georgia Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN152_04_E01_(06/15)

ANNUAL REPORT

April 30, 2015

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 12th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2015. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Approval of Investment Management Services Agreement	37
Important Information About This Report	39

Annual Report 2015

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.41% excluding sales charges for the 12-month period that ended April 30, 2015. Class Z shares of the Fund returned 2.67% for the same time period.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 3.76% during the 12-month period.

■  The Fund's yield curve positioning was the largest factor in its underperformance.

Average Annual Total Returns (%) (for period ended April 30, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	12/14/92
Excluding sales charges		2.41	3.46	3.26
Including sales charges		-0.68	2.82	2.94
Class B	06/07/93
Excluding sales charges		1.65	2.66	2.48
Including sales charges		-1.34	2.66	2.48
Class C	12/16/92
Excluding sales charges		1.65	2.69	2.49
Including sales charges		0.65	2.69	2.49
Class R4*	03/19/13	2.67	3.70	3.50
Class Z	12/11/92	2.67	3.70	3.50
Barclays 3-15 Year Blend Municipal Bond Index		3.76	4.35	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2005 – April 30, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended April 30, 2015, the Fund's Class A shares returned 2.41% excluding sales charges. Class Z shares of the Fund returned 2.67% for the same time period. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 3.76% during the 12-month period. The Fund's yield curve positioning was the largest factor in its underperformance.

Market Overview

The U.S. municipal bond market generated positive performance during the past 12 months, with intermediate- and longer-term debt generating the best results. While short-term bonds were pressured by the possibility that the U.S. Federal Reserve may begin to increase interest rates before the end of 2015, longer term issues were aided by the environment of slow growth, low inflation and investors' continued search for yield. Lower rated investment-grade bonds — those rated A and BBB — delivered the best returns and soundly outperformed high-rated AAA debt. On a sector basis, hospital and transportation issues outperformed. State and local general obligation bonds, which tend to be higher quality, lagged the returns of revenue bonds during the period.

Beginning in the fourth quarter of 2014, the supply of new municipal issues began to increase. The number of current and advanced refundings jumped considerably, and that trend continued into 2015 as issuers took advantage of lower rates to refinance older, higher yielding bonds. This is positive for issuers' credit outlook, as it allows them to reduce their interest costs. For bond holders, however, the refundings often cause higher yielding bonds to be called away from their portfolios, with the proceeds needing to be reinvested in lower yielding securities. Supply expectations for 2015 had risen to $400 billion by the close of the period, with the largest increase in refunding volume. On the demand side, continued flows into municipal bond funds provided firm support for the market throughout the past year.

North Carolina's Economy Improved, but its Market Underperformed

North Carolina's well-diversified economy continued to exhibit signs of a recovery, led by increasing employment, rising property prices and strength in the manufacturing sector. Year-over-year growth in manufacturing reached the highest level in over 20 years due to rising domestic and international demand. The technology and research industries also remained an engine for growth, aiding the economy by boosting productivity and leading to higher average wages. Low business costs, favorable transportation infrastructure and a robust network of colleges are attracting new business to North Carolina and fueling expansion for existing firms. Together, these factors are underpinning a positive outlook for population growth, which is favorable for the state's long-term economic outlook. Still, North Carolina's municipal bond market underperformed during the period due to the higher credit quality of local and state general obligation bonds. North Carolina's debt is AAA rated, and many of the large municipalities are rated AA2 or higher. At a time in

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2015)
AAA rating	16.5
AA rating	44.9
A rating	28.0
BBB rating	4.8
Not rated	5.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for information on these and other risks.

which lower quality bonds outperformed, North Carolina's higher credit quality was a headwind to relative performance.

Contributors and Detractors

The Fund underperformed its benchmark during the 12-month period. The Fund had a shorter duration (lower interest-rate sensitivity) than the benchmark, a negative for performance in an environment of falling yields. In addition, the Fund carried a higher weighting in shorter maturity bonds and cash than the benchmark, which detracted from results. The Fund had less exposure to the longer end of the yield curve (bonds with maturities of 12 to 17 years) than the benchmark, and more exposure to the eight- to 12-year range. Although the eight- to 12-year maturity tier outperformed the overall market, it lagged bonds with maturities of 15 years and longer.

We looked for opportunities to invest in longer maturity A and BBB rated bonds during the period. While our overweight in BBBs aided our results, it was not enough to offset the underperformance of higher quality bonds.

North Carolina's market has a large representation of pre-refunded bonds, which lagged during the year. We decreased the Fund's exposure to this market segment during the period.

Our positions in hospital issues made a strong contributor during the year, as did transportation and education bonds. Water and sewer issues were a drag on performance, however, as they have shorter average maturities than the benchmark.

Fund Positioning

Going forward, we currently intend to take a cautious stance on interest rates by maintaining a roughly neutral duration. Our overall quality positioning, along with the purchases we made during the period, continue to emphasize A and BBB rated issues for the additional income they offer. While yield spreads in these credit tiers have tightened considerably (meaning that investors are being paid less for the associated risks), we currently believe they still offer the most compelling relative value. Given the steep yield curve, we see value at this time in bonds maturing in the eight- to 12-year range.

Annual Report 2015
6

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2014 – April 30, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.50	1,020.78	4.02	4.06	0.81
Class B	1,000.00	1,000.00	998.90	1,017.06	7.73	7.80	1.56
Class C	1,000.00	1,000.00	999.80	1,017.06	7.74	7.80	1.56
Class R4	1,000.00	1,000.00	1,004.80	1,022.02	2.78	2.81	0.56
Class Z	1,000.00	1,000.00	1,004.80	1,022.02	2.78	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2015

Municipal Bonds 99.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 2.8%
City of Charlotte Airport Refunding Revenue Bonds Charlotte Douglas International Airport Series 2014 07/01/30	5.000%	1,500,000	1,738,875
Raleigh Durham Airport Authority Refunding Revenue Bonds Series 2010A 05/01/23	5.000%	3,000,000	3,485,940
Total			5,224,815
HIGHER EDUCATION 7.2%
East Carolina University Revenue Bonds General Series 2014A 10/01/31	5.000%	1,900,000	2,174,759
North Carolina Capital Facilities Finance Agency Revenue Bonds Meredith College Series 2008 06/01/31	6.000%	1,000,000	1,072,190
Wake Forest University Series 2009 01/01/26	5.000%	1,000,000	1,127,160
University of North Carolina System Revenue Bonds General Trust Indenture Series 2009B 10/01/17	4.250%	1,000,000	1,078,600
Series 2008A 10/01/22	5.000%	2,000,000	2,233,760
University of North Carolina at Charlotte Revenue Bonds Series 2014 04/01/30	5.000%	1,000,000	1,152,090
University of North Carolina at Greensboro Revenue Bonds General Series 2014 04/01/32	5.000%	2,000,000	2,289,060
University of North Carolina at Wilmington Refunding Revenue Bonds Series 2015(a) 06/01/29	5.000%	2,000,000	2,278,580
Total			13,406,199

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HOSPITAL 10.7%
Charlotte-Mecklenburg Hospital Authority (The) Refunding Revenue Bonds Carolinas Health Care System Group Series 2007A (AGM) 01/15/20	5.000%	1,550,000	1,659,755
Series 2008A 01/15/24	5.250%	2,000,000	2,186,620
Series 2009A 01/15/21	5.000%	1,000,000	1,127,890
North Carolina Medical Care Commission Refunding Revenue Bonds Mission Health System, Inc. Series 2015 10/01/36	5.000%	2,515,000	2,844,289
Novant Health Obligation Group Series 2013 11/01/24	5.000%	530,000	615,537
Southeastern Regional Medical Center Series 2012 06/01/26	5.000%	1,000,000	1,120,080
Vidant Health Series 2012A 06/01/25	5.000%	1,500,000	1,714,980
06/01/36	5.000%	1,445,000	1,573,316
Series 2015 06/01/30	5.000%	1,000,000	1,137,450
Revenue Bonds Duke University Health System Series 2012A 06/01/32	5.000%	1,000,000	1,139,110
Moses Cone Health System Series 2011 10/01/20	5.000%	3,215,000	3,700,819
Northern Hospital District of Surry County Revenue Bonds Series 2008 10/01/24	5.750%	1,000,000	1,080,370
Total			19,900,216
JOINT POWER AUTHORITY 8.8%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 1993B (NPFGC) 01/01/22	6.000%	1,000,000	1,238,690
Series 1993B (NPFGC/IBC) 01/01/22	6.000%	3,000,000	3,711,870
Series 2005A (AMBAC) 01/01/20	5.250%	2,000,000	2,066,840
Series 2008A (AGM) 01/01/19	5.250%	1,500,000	1,665,390
Revenue Bonds Series 2009B 01/01/26	5.000%	2,250,000	2,533,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2008A 01/01/17	5.250%	1,185,000	1,276,174
01/01/20	5.250%	2,000,000	2,194,940
Revenue Bonds Series 2009A 01/01/25	5.000%	1,500,000	1,690,170
Total			16,377,596
LOCAL APPROPRIATION 17.3%
City of Kannapolis Revenue Bonds Series 2014 04/01/31	5.000%	1,365,000	1,558,857
City of Raleigh Revenue Bonds Series 2014A 10/01/26	5.000%	300,000	361,542
City of Wilmington Refunding Certificate of Participation Series 2006A 06/01/17	5.000%	1,005,000	1,056,396
Refunding Revenue Bonds Series 2014A 06/01/28	5.000%	500,000	589,415
City of Winston-Salem Refunding Revenue Bonds Series 2014C 06/01/29	5.000%	750,000	878,265
County of Brunswick Revenue Bonds Series 2015A 06/01/28	5.000%	250,000	294,403
06/01/29	5.000%	250,000	292,520
County of Buncombe Revenue Bonds Series 2012 06/01/28	5.000%	500,000	575,270
06/01/29	5.000%	1,000,000	1,144,640
Series 2014A 06/01/32	5.000%	1,635,000	1,891,924
County of Catawba Revenue Bonds Series 2011 10/01/22	5.000%	400,000	471,224
County of Chatham Refunding Revenue Bonds Series 2014 11/01/27	5.000%	1,500,000	1,783,065

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Cumberland Refunding Certificate of Participation Improvement Projects Series 2009-B1 12/01/21	5.000%	2,775,000	3,194,552
County of Harnett Certificate of Participation Series 2009 06/01/22	5.000%	1,880,000	2,126,994
County of Henderson Certificate of Participation Series 2006A (AMBAC) 06/01/16	5.000%	1,060,000	1,110,859
County of Johnston Revenue Bonds Series 2014 06/01/28	5.000%	1,000,000	1,167,460
County of Martin Refunding Revenue Bonds Water & Sewer District Series 2014 06/01/30	4.000%	730,000	764,558
County of Moore Revenue Bonds Series 2010 06/01/24	5.000%	1,635,000	1,871,846
County of New Hanover Refunding Certificate of Participation Series 2005B (AMBAC) 09/01/18	5.000%	1,755,000	1,980,377
County of Randolph Refunding Revenue Bonds Series 2013C 10/01/26	5.000%	1,500,000	1,805,940
County of Sampson Certificate of Participation Series 2006 (AGM) 06/01/16	5.000%	1,000,000	1,049,520
County of Sampson(a) Refunding Revenue Bonds Series 2015 12/01/27	5.000%	1,015,000	1,204,419
County of Union Refunding Revenue Bonds Series 2012 12/01/24	5.000%	1,715,000	2,112,383
Jacksonville Public Facilities Corp. Limited Obligation Revenue Bonds Series 2012 04/01/26	5.000%	1,075,000	1,228,456

The accompanying Notes to Financial Statements are an integral part of this statement.

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9

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County Public Facilities Co. Revenue Bonds Series 2012 10/01/24	5.000%	1,325,000	1,585,681
Total			32,100,566
LOCAL GENERAL OBLIGATION 5.2%
County of Forsyth Unlimited General Obligation Refunding Bonds Series 2015 12/01/26	5.000%	2,000,000	2,527,040
County of New Hanover Unlimited General Obligation Refunding Bonds Series 2009 12/01/17	5.000%	1,170,000	1,296,302
County of Stanly Unlimited General Obligation Refunding Bonds Series 2010 02/01/18	4.000%	1,500,000	1,622,265
County of Wake Unlimited General Obligation Refunding Bonds Series 2010C 03/01/22	5.000%	2,000,000	2,431,020
Unrefunded Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	1,565,000	1,790,892
Total			9,667,519
MUNICIPAL POWER 2.2%
City of Fayetteville Public Works Commission Revenue Bonds Series 2014 03/01/27	4.000%	2,000,000	2,221,700
Greenville Utilities Commission Revenue Bonds Series 2008A (AGM) 11/01/18	5.000%	1,040,000	1,173,609
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	520,000	616,033
Total			4,011,342
OTHER BOND ISSUE 0.6%
Durham County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds Research Triangle Institute Series 2010 02/01/18	4.000%	1,000,000	1,074,950

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PORTS 1.2%
North Carolina State Ports Authority Revenue Bonds Senior Lien Series 2010B 02/01/25	5.000%	2,000,000	2,249,140
REFUNDED / ESCROWED 17.2%
Albemarle Hospital Authority Prerefunded 10/01/17 Revenue Bonds Series 2007 10/01/21	5.250%	2,000,000	2,205,940
10/01/27	5.250%	1,000,000	1,102,970
County of Cabarrus Prerefunded 06/01/18 Certificates of Participation Installment Financing Contract Series 2008C 06/01/22	5.000%	1,545,000	1,734,587
County of Craven Prerefunded 06/01/17 Certificate of Participation Series 2007 (NPFGC) 06/01/18	5.000%	2,825,000	3,079,306
06/01/19	5.000%	1,825,000	1,989,286
County of Iredell Prerefunded 02/01/16 Unlimited General Obligation Bonds School Series 2006 02/01/19	5.000%	2,420,000	2,506,660
County of Mecklenburg Prerefunded 02/01/19 Certificate of Participation Series 2009A 02/01/23	5.000%	1,000,000	1,140,720
County of Wake Prerefunded 03/01/19 Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	935,000	1,068,827
Revenue Bonds Series 1993 Escrowed to Maturity (NPFGC) 10/01/26	5.125%	3,065,000	3,619,183
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,000,000	1,275,080
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	1,865,000	1,938,425
North Carolina Infrastructure Finance Corp. Prerefunded 05/01/17 Certificate of Participation Capital Improvement Series 2007A (AGM) 05/01/24	5.000%	2,570,000	2,789,067

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission Prerefunded 11/01/17 Revenue Bonds Wilson Medical Center Series 2007 11/01/19	5.000%	3,385,000	3,736,803
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(b) 07/01/18	5.500%	3,360,000	3,824,856
Total			32,011,710
RETIREMENT COMMUNITIES 2.6%
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/16	5.000%	1,000,000	1,037,320
1st Mortgage-United Church Series 2015A 09/01/30	4.500%	1,000,000	967,640
1st Mortgage-United Methodist Series 2013A 10/01/33	5.000%	1,595,000	1,640,410
Pennybyrn at Maryfield Series 2015 10/01/25	5.000%	1,000,000	1,086,270
Total			4,731,640
SPECIAL NON PROPERTY TAX 2.1%
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	500,000	551,120
Virgin Islands Public Finance Authority(b) Refunding Revenue Bonds Senior Lien Series 2009B 10/01/25	5.000%	1,500,000	1,654,635
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/20	5.000%	1,560,000	1,763,018
Total			3,968,773
STATE APPROPRIATED 1.3%
State of North Carolina Refunding Revenue Bonds Series 2014B 06/01/25	5.000%	2,000,000	2,476,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WATER & SEWER 20.1%
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	1,000,000	1,122,780
City of Charlotte Water & Sewer System Revenue Bonds Series 2008 07/01/23	5.000%	3,000,000	3,369,570
Series 2009B 07/01/25	5.000%	5,835,000	6,858,284
City of Concord Utilities Systems Refunding Revenue Bonds Series 2009B 12/01/19	5.000%	1,500,000	1,730,955
City of Gastonia Combined Utilities System Refunding Revenue Bonds Series 2009 05/01/17	4.000%	1,205,000	1,285,121
City of Greensboro Combined Water & Sewer System Refunding Revenue Bonds Series 2006 06/01/17	5.250%	2,000,000	2,188,920
06/01/22	5.250%	1,200,000	1,471,956
06/01/23	5.250%	2,000,000	2,488,440
City of High Point Combined Water & Sewer System Revenue Bonds Series 2008 (AGM) 11/01/24	5.000%	1,000,000	1,129,920
11/01/25	5.000%	1,000,000	1,128,450
City of Raleigh Combined Enterprise System Revenue Bonds Series 2006A 03/01/16	5.000%	1,500,000	1,559,250
Series 2011 03/01/27	5.000%	800,000	923,944
City of Raleigh Combined Enterprise System(a) Refunding Revenue Bonds Series 2015B 12/01/25	5.000%	1,200,000	1,449,468
City of Thomasville Combined Enterprise System Refunding Revenue Bonds Series 2012 05/01/24	4.000%	500,000	547,910
05/01/26	4.000%	860,000	924,285
City of Winston-Salem Water & Sewer System Refunding Revenue Bonds Series 2007A 06/01/19	5.000%	3,000,000	3,266,940
Revenue Bonds Series 2009 06/01/23	5.000%	1,000,000	1,147,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Brunswick Revenue Bonds Series 2008A 04/01/20	5.000%	1,915,000	2,128,599
04/01/22	5.000%	1,390,000	1,541,218
Town of Cary Combined Utility Systems Refunding Revenue Bonds Series 2015 12/01/29	4.000%	1,000,000	1,092,950
Total			37,356,560
Total Municipal Bonds (Cost: $173,325,869)			184,557,026
Total Investments (Cost: $173,325,869)			184,557,026
Other Assets & Liabilities, Net			1,264,676
Net Assets			185,821,702

Notes to Portfolio of Investments

(a)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2015, the value of these securities amounted to $8,409,662 or 4.53% of net assets.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

IBC  Insurance Bond Certificate

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

April 30, 2015

Fair Value Measurements (continued)

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	184,557,026	—	184,557,026
Total Bonds	—	184,557,026	—	184,557,026
Total	—	184,557,026	—	184,557,026

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015

Assets
Investments, at value
(identified cost $173,325,869)	$184,557,026
Cash	5,113,770
Receivable for:
Capital shares sold	232,433
Interest	2,324,214
Expense reimbursement due from Investment Manager	741
Prepaid expenses	691
Total assets	192,228,875
Liabilities
Payable for:
Investments purchased	540,655
Investments purchased on a delayed delivery basis	4,400,941
Capital shares purchased	846,828
Dividend distributions to shareholders	435,642
Investment management fees	2,046
Distribution and/or service fees	371
Transfer agent fees	31,240
Administration fees	358
Compensation of board members	117,941
Other expenses	31,151
Total liabilities	6,407,173
Net assets applicable to outstanding capital stock	$185,821,702
Represented by
Paid-in capital	$176,710,729
Undistributed net investment income	737,032
Accumulated net realized loss	(2,857,216)
Unrealized appreciation (depreciation) on:
Investments	11,231,157
Total — representing net assets applicable to outstanding capital stock	$185,821,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

April 30, 2015

Class A
Net assets	$24,948,054
Shares outstanding	2,358,235
Net asset value per share	$10.58
Maximum offering price per share(a)	$10.91
Class B
Net assets	$93,537
Shares outstanding	8,840
Net asset value per share	$10.58
Class C
Net assets	$7,226,943
Shares outstanding	683,343
Net asset value per share	$10.58
Class R4
Net assets	$3,675,230
Shares outstanding	347,803
Net asset value per share	$10.57
Class Z
Net assets	$149,877,938
Shares outstanding	14,180,086
Net asset value per share	$10.57

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Net investment income
Income:
Dividends	$152
Interest	6,192,006
Total income	6,192,158
Expenses:
Investment management fees	712,383
Distribution and/or service fees
Class A	66,929
Class B	944
Class C	71,691
Transfer agent fees
Class A	53,841
Class B	190
Class C	14,455
Class R4	5,763
Class Z	285,289
Administration fees	124,667
Compensation of board members	20,716
Custodian fees	2,168
Printing and postage fees	25,836
Registration fees	17,328
Professional fees	32,885
Other	10,126
Total expenses	1,445,211
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(308,313)
Total net expenses	1,136,898
Net investment income	5,055,260
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	251,729
Net realized gain	251,729
Net change in unrealized appreciation (depreciation) on:
Investments	(883,590)
Net change in unrealized depreciation	(883,590)
Net realized and unrealized loss	(631,861)
Net increase in net assets resulting from operations	$4,423,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$5,055,260	$5,294,452
Net realized gain (loss)	251,729	(432,106)
Net change in unrealized depreciation	(883,590)	(6,609,611)
Net increase (decrease) in net assets resulting from operations	4,423,399	(1,747,265)
Distributions to shareholders
Net investment income
Class A	(714,735)	(856,844)
Class B	(1,815)	(2,381)
Class C	(137,325)	(152,273)
Class R4	(82,530)	(21,441)
Class Z	(4,118,853)	(4,261,513)
Total distributions to shareholders	(5,055,258)	(5,294,452)
Increase (decrease) in net assets from capital stock activity	24,382,599	(40,397,421)
Total increase (decrease) in net assets	23,750,740	(47,439,138)
Net assets at beginning of year	162,070,962	209,510,100
Net assets at end of year	$185,821,702	$162,070,962
Undistributed net investment income	$737,032	$737,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	306,247	3,260,068	487,517	5,110,376
Distributions reinvested	52,179	556,388	62,988	661,759
Redemptions	(619,752)	(6,604,486)	(1,116,020)	(11,686,687)
Net decrease	(261,326)	(2,788,030)	(565,515)	(5,914,552)
Class B shares
Subscriptions	32	346	37	394
Distributions reinvested	138	1,468	189	1,985
Redemptions(a)	(941)	(10,006)	(3,351)	(35,161)
Net decrease	(771)	(8,192)	(3,125)	(32,782)
Class C shares
Subscriptions	116,994	1,245,308	124,421	1,309,987
Distributions reinvested	11,000	117,262	12,008	126,099
Redemptions	(105,964)	(1,128,848)	(268,833)	(2,806,963)
Net increase (decrease)	22,030	233,722	(132,404)	(1,370,877)
Class R4 shares
Subscriptions	232,452	2,475,600	182,189	1,914,667
Distributions reinvested	7,699	81,999	2,033	21,343
Redemptions	(56,213)	(600,038)	(20,588)	(214,599)
Net increase	183,938	1,957,561	163,634	1,721,411
Class Z shares
Subscriptions	4,305,279	45,808,782	2,519,806	26,520,764
Distributions reinvested	54,896	584,785	53,774	564,454
Redemptions	(2,010,575)	(21,406,029)	(5,911,569)	(61,885,839)
Net increase (decrease)	2,349,600	24,987,538	(3,337,989)	(34,800,621)
Total net increase (decrease)	2,293,471	24,382,599	(3,875,399)	(40,397,421)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended April 30,					Year Ended March 31,
Class A	2015	2014	2013	2012(a)		2012	2011
Per share data
Net asset value, beginning of period	$10.61	$10.94	$10.84	$10.74		$10.13	$10.17
Income from investment operations:
Net investment income	0.28	0.30	0.28	0.02		0.30	0.31
Net realized and unrealized gain (loss)	(0.03)	(0.33)	0.10	0.10		0.61	(0.04)
Total from investment operations	0.25	(0.03)	0.38	0.12		0.91	0.27
Less distributions to shareholders:
Net investment income	(0.28)	(0.30)	(0.28)	(0.02)		(0.30)	(0.31)
Total distributions to shareholders	(0.28)	(0.30)	(0.28)	(0.02)		(0.30)	(0.31)
Net asset value, end of period	$10.58	$10.61	$10.94	$10.84		$10.74	$10.13
Total return	2.41%	(0.22%)	3.57%	1.15%		9.02%	2.61%
Ratios to average net assets(b)
Total gross expenses	0.98%	0.99%	0.97%	0.96	%(c)	1.00%	0.94%
Total net expenses(d)	0.81%	0.81%	0.80%	0.79	%(c)	0.79%	0.80	%(e)
Net investment income	2.67%	2.84%	2.59%	2.65	%(c)	2.80%	2.97%
Supplemental data
Net assets, end of period (in thousands)	$24,948	$27,797	$34,852	$33,601		$33,061	$31,731
Portfolio turnover	6%	3%	10%	1%		4%	16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class B	2015	2014	2013	2012(a)		2012	2011
Per share data
Net asset value, beginning of period	$10.61	$10.94	$10.84	$10.74		$10.13	$10.17
Income from investment operations:
Net investment income	0.20	0.22	0.20	0.02		0.22	0.23
Net realized and unrealized gain (loss)	(0.03)	(0.33)	0.10	0.10		0.59	(0.04)
Total from investment operations	0.17	(0.11)	0.30	0.12		0.81	0.19
Less distributions to shareholders:
Net investment income	(0.20)	(0.22)	(0.20)	(0.02)		(0.20)	(0.23)
Total distributions to shareholders	(0.20)	(0.22)	(0.20)	(0.02)		(0.20)	(0.23)
Net asset value, end of period	$10.58	$10.61	$10.94	$10.84		$10.74	$10.13
Total return	1.65%	(0.96%)	2.80%	1.09%		8.07%	1.85%
Ratios to average net assets(b)
Total gross expenses	1.73%	1.74%	1.72%	1.71	%(c)	1.82%	1.69%
Total net expenses(d)	1.56%	1.56%	1.55%	1.54	%(c)	1.55%	1.55	%(e)
Net investment income	1.92%	2.09%	1.85%	1.90	%(c)	2.08%	2.22%
Supplemental data
Net assets, end of period (in thousands)	$94	$102	$139	$185		$183	$554
Portfolio turnover	6%	3%	10%	1%		4%	16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class C	2015	2014	2013	2012(a)		2012	2011
Per share data
Net asset value, beginning of period	$10.61	$10.94	$10.83	$10.74		$10.13	$10.17
Income from investment operations:
Net investment income	0.20	0.22	0.20	0.02		0.21	0.23
Net realized and unrealized gain (loss)	(0.03)	(0.33)	0.11	0.09		0.62	(0.04)
Total from investment operations	0.17	(0.11)	0.31	0.11		0.83	0.19
Less distributions to shareholders:
Net investment income	(0.20)	(0.22)	(0.20)	(0.02)		(0.22)	(0.23)
Total distributions to shareholders	(0.20)	(0.22)	(0.20)	(0.02)		(0.22)	(0.23)
Net asset value, end of period	$10.58	$10.61	$10.94	$10.83		$10.74	$10.13
Total return	1.65%	(0.96%)	2.89%	0.99%		8.23%	1.84%
Ratios to average net assets(b)
Total gross expenses	1.73%	1.74%	1.72%	1.71	%(c)	1.74%	1.69%
Total net expenses(d)	1.56%	1.56%	1.55%	1.54	%(c)	1.54%	1.55	%(e)
Net investment income	1.92%	2.09%	1.84%	1.90	%(c)	2.03%	2.22%
Supplemental data
Net assets, end of period (in thousands)	$7,227	$7,015	$8,683	$8,222		$8,112	$5,270
Portfolio turnover	6%	3%	10%	1%		4%	16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class R4	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.60	$10.93	$10.85
Income from investment operations:
Net investment income	0.31	0.33	0.04
Net realized and unrealized gain (loss)	(0.03)	(0.33)	0.08
Total from investment operations	0.28	—	0.12
Less distributions to shareholders:
Net investment income	(0.31)	(0.33)	(0.04)
Total distributions to shareholders	(0.31)	(0.33)	(0.04)
Net asset value, end of period	$10.57	$10.60	$10.93
Total return	2.67%	0.03%	1.07%
Ratios to average net assets(b)
Total gross expenses	0.74%	0.76%	0.60	%(c)
Total net expenses(d)	0.56%	0.56%	0.52	%(c)
Net investment income	2.92%	3.17%	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,675	$1,737	$3
Portfolio turnover	6%	3%	10%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,					Year Ended March 31,
Class Z	2015	2014	2013	2012(a)		2012	2011
Per share data
Net asset value, beginning of period	$10.60	$10.93	$10.83	$10.73		$10.12	$10.17
Income from investment operations:
Net investment income	0.31	0.32	0.31	0.03		0.32	0.33
Net realized and unrealized gain (loss)	(0.03)	(0.32)	0.10	0.10		0.61	(0.05)
Total from investment operations	0.28	—	0.41	0.13		0.93	0.28
Less distributions to shareholders:
Net investment income	(0.31)	(0.33)	(0.31)	(0.03)		(0.32)	(0.33)
Total distributions to shareholders	(0.31)	(0.33)	(0.31)	(0.03)		(0.32)	(0.33)
Net asset value, end of period	$10.57	$10.60	$10.93	$10.83		$10.73	$10.12
Total return	2.67%	0.03%	3.83%	1.17%		9.30%	2.76%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.74%	0.72%	0.71	%(c)	0.74%	0.69%
Total net expenses(d)	0.56%	0.56%	0.55%	0.54	%(c)	0.54%	0.55	%(e)
Net investment income	2.92%	3.09%	2.84%	2.90	%(c)	3.05%	3.22%
Supplemental data
Net assets, end of period (in thousands)	$149,878	$125,420	$165,833	$178,425		$178,204	$160,427
Portfolio turnover	6%	3%	10%	1%		4%	16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

Note 1. Organization

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (formerly known as Columbia North Carolina Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective July 7, 2014, Columbia North Carolina Intermediate Municipal Bond Fund was renamed Columbia AMT-Free North Carolina Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a
Annual Report 2015
24

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Annual Report 2015
25

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2015 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2015, other expenses paid by the Fund to this company were $1,408.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service

Annual Report 2015
26

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $18,772 for Class A and $40 for Class C shares for the year ended April 30, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2015	2014
Ordinary income	$11,271	$15,531
Tax-exempt income	5,043,987	5,278,921
Total	$5,055,258	$5,294,452

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,264,159
Capital loss carryforwards	(2,830,025)
Net unrealized appreciation	11,256,909

Annual Report 2015
27

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

At April 30, 2015, the cost of investments for federal income tax purposes was $173,300,117 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,521,158
Unrealized depreciation	(264,249)
Net unrealized appreciation	$11,256,909

The following capital loss carryforwards, determined at April 30, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	2,649,648
No expiration — short-term	180,377
Total	2,830,025

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2015, $251,729 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $40,923,102 and $10,150,510, respectively, for the year ended April 30, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At April 30, 2015, two unaffiliated shareholders of record owned 82.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended April 30, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a

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28

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2015

negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (formerly known as Columbia North Carolina Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (formerly known as Columbia North Carolina Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 19, 2015

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.78%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	125	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	125

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free North Carolina Intermediate Muni Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

The Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered the renewal of the IMS Agreement for a two-month period (Short-Term Period) in order to align the IMS Agreement with the review cycle of other funds in the Columbia family of funds. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 13-15, 2015 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for the Short-Term Period. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement for the Short-Term Period.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the services being performed by Columbia Management and its affiliates were acceptable for the Short-Term Period.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that for purposes of approving the IMS Agreement for the Short-Term Period, the Fund's performance was acceptable.

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COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund).

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. For purposes of approving the IMS Agreement for the Short-Term Period, the Board concluded that the investment management service fees were fair and reasonable, observing that the profitability levels also seemed reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that, for purposes of its consideration of the renewal of the IMS Agreement for the Short-Term Period, the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. The Board noted its understanding that it would undertake the full consideration of renewal of the IMS Agreement for the full annual period at its June 2015 meetings. On April 15, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement for the Short-Term Period.

Annual Report 2015
38

COLUMBIA AMT-FREE NORTH CAROLINA INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
39

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN206_04_E01_(06/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$154,000	$154,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2015 and April 30, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$25,800	$25,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2015 and April 30, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2015 and April 30, 2014 are approximately as follows:

2015	2014
$253,600	$353,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 19, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 19, 2015